THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1997


                THE TRAVELERS SERIES TRUST:

                ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
                ZERO COUPON BOND FUND PORTFOLIO SERIES 2005


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183





















<PG$PCN>

TRAVELERS SERIES TRUST: ZERO COUPON BOND FUND PORTFOLIOS: SERIES 1998, 2000,
2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series Trust: Zero Coupon Bond Fund Portfolios: Series 1998, 2000 and 2005 ("Portfolio(s)") for the year ended December 31, 1997. In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception date can also be found in this report. A more detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread to other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter of 1997. The Producer Price Index fell slightly in the fourth quarter and declined by 1.2% for 1997. Producer prices declined in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. Inflation has rarely or ever been so low at such a late stage in the economic cycle.

Technology-driven productivity gains have contributed to the recent disinflationary trend, and the significant devaluation of several Asian currencies, should result in lower import prices and help domestic inflation decline further.

With worldwide overproduction, the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce. Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand. Disinflation is a slowing down in the rate of price increases which means you don't have pricing power today, but there aren't any major imbalances or dislocations to the economy.) While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998 and believe we will continue to experience a period of overall price stability.

The crisis in Southeast Asia also raises the possibility of a global economic slowdown. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more than -0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long-term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary environment.

Short-term interest rates have held steady even as inflation and long-term rates have fallen. Even though the Federal Reserve Board ("Fed") has not raised short rates for several months now, monetary policy has effectively become tighter as the real federal-funds rate has risen to 3.3%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) With Asian currencies in turmoil, we believe that the Fed is likely to stay put and the odds of another Fed hike are remote.

FIXED INCOME MARKET COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when Hong Kong dollar came under pressure. The Standard & Poor's 500 Index went down roughly 10% in October and that led to a sharp rally in the U.S. bond market. Declining bond yields and bargain hunting by some investors helped stabilize financial markets as the reporting period drew to a close. The U.S. stock market and emerging debt markets posted positive returns in November and December as both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for

                                        1

<PG$PCN>

many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor forces to preserve profits, pressure will be taken off U.S. labor markets and the Fed will be given a compelling reason to cut rates. Moreover, many of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, should slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of GDP.

Looking ahead for the remainder of 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asian could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is the U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

ZERO COUPON BOND FUND PORTFOLIO PERFORMANCE

The three Portfolios commenced operations on October 11, 1995. These Portfolios were set up as an option for the Travelers Single Premium Variable Universal Life Product offered by The Travelers Insurance Company and the Travelers Life and Annuity Company. The three Portfolios have target maturity dates of December 1998, December 2000 and December 2005, respectively. The Portfolios invest primarily in U.S. Treasury securities that have "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury securities that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer returns based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

Each Portfolio is managed (immunized) to have a duration equal to a zero coupon bond due on its maturity date. To boost its yield potential, we have added zero coupon corporate bonds. Because these are hard to find, we buy a range of maturities and use U.S. Treasury strips to bring total duration in line. U.S. Treasury strip positions are used to adjust each Portfolio's durations.

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

The Portfolio had a total return of 6.13% for the year ended December 31, 1997 versus the Merrill Lynch Zero Coupon -- 2 year return of 5.70% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

The Portfolio had a total return of 7.20% for the year ended December 31, 1997 versus the Merrill Lynch Zero Coupon -- 5 year total return of 5.42% for the same period.

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

The Portfolio had a total return of 11.63% for the year ended December 31, 1997 versus the Merrill Lynch Zero Coupon -- 10 year total return of 4.88% for the same period.

In closing, thank you for investing in The Travelers Series Trust: Zero Coupon Bond Fund Portfolios. We look forward to serving your investment needs.

Sincerely,

/S/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

February 3, 1998

                                        2

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                     6.13%
   10/11/95* through 12/31/97              5.69%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   10/11/95* through 12/31/97             13.09%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1997. The Merrill Lynch Zero Coupon - 2 year is comprised of U.S. government stripped securities which have a maturity not greater than two years.

                               Zero Coupon
                                Bond Fund      Merrill Lynch
    Measurement Period          Portfolio      Zero Coupon -
   (Fiscal Year Covered)       Series 1998         2 year
10/11/95                               10000            10000
12/31/95                               10211            10299
12/31/96                               10655            10738
12/31/97                               11309            11350

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2000
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                     7.20%
   10/11/95* through 12/31/97              5.89%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   10/11/95* through 12/31/97             13.59%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1997. The Merrill Lynch Zero Coupon - 5 year is comprised of U.S. government stripped securities which have a maturity not greater than five years.

                               Zero Coupon
                                Bond Fund      Merrill Lynch
    Measurement Period          Portfolio      Zero Coupon -
   (Fiscal Year Covered)       Series 2000         5 year
10/11/95                               10000            10000
12/31/95                               10252            10405
12/31/96                               10596            10648
12/31/97                               11359            11226

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        3

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    11.63%
   10/11/95* through 12/31/97              7.76%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   10/11/95* through 12/31/97             18.10%
   *Commencement of operations

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 1997. The Merrill Lynch Zero Coupon - 10 year is comprised of U.S. government stripped securities which have a maturity not greater than ten years.

                               Zero Coupon
                                Bond Fund      Merrill Lynch
    Measurement Period          Portfolio      Zero Coupon -
   (Fiscal Year Covered)       Series 2005        10 year
10/11/95                               10000            10000
12/31/95                               10480            10687
12/31/96                               10580            10584
12/31/97                               11810            11101

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        4

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 1998

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 56.5%
$810,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 11/15/98
                      (Cost -- $770,582).....................................................   $  771,753
----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 3.1%
  45,137     AAA      Federal Home Loan Mortgage Corp., zero coupon bond to yield 6.687% due
                        12/15/99 (Cost -- $42,565)...........................................       42,358
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.2%
----------------------------------------------------------------------------------------------------------
AUTOMOBILE -- 3.6%
  48,000     A-       General Motors Acceptance Corp., Note, 7.500% due 5/26/00..............       49,500
----------------------------------------------------------------------------------------------------------
BANKING -- 3.9%
  60,000     AAA      Deutsche Bank, zero coupon medium term note to yield 6.652% due
                        2/1/00...............................................................       53,100
----------------------------------------------------------------------------------------------------------
FINANCE -- 7.7%
  60,000     A*       Avco Financial Services, Inc., zero coupon structure note to yield
                        6.814% due 12/16/98..................................................       56,719
  50,000     A-       Sears Overseas Financial NV, zero coupon bond to yield 6.015% due
                        7/12/98..............................................................       48,463
----------------------------------------------------------------------------------------------------------
                                                                                                   105,182
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $207,365)                           207,782
----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 16.4%
----------------------------------------------------------------------------------------------------------
BANKING -- 8.1%
  60,000     A-       Chemical New York NV Corp., zero coupon bond to yield 7.316% due
                        2/16/99..............................................................       56,320
  60,000     NR       International Bank of Reconstruction & Development, zero coupon bond to
                        yield 7.316% due 4/16/99.............................................       54,663
----------------------------------------------------------------------------------------------------------
                                                                                                   110,983
----------------------------------------------------------------------------------------------------------
FOOD -- 4.2%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.932% due 5/25/99............       57,040
----------------------------------------------------------------------------------------------------------
INSURANCE -- 4.1%
  60,000     AA       New England Life, zero coupon bond to yield 7.228% due 2/1/99..........       56,138
----------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES (Cost -- $223,924)                             224,161
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.8%
 121,000              Citibank, 6.016% due 1/2/98; Proceeds at maturity -- $121,040;
                      (Fully collateralized by U.S. Treasury Note, 6.625% due 4/30/02;
                      Market value -- $125,100) (Cost -- $121,000)...........................      121,000
----------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $1,365,436**)                          $1,367,054
----------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        5

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2000

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 57.4%
$593,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 11/15/00.......   $  504,673
 167,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 5/15/01........      138,141
 300,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 8/15/01........      244,692
  74,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 11/15/02.......       56,255
  47,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 2/15/03........       35,212
----------------------------------------------------------------------------------------------------------
                      TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $965,203)                           978,973
----------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 3.1%
  62,000     AAA      Federal Home Loan Mortgage Corp., zero coupon bond to yield 7.452% due
                        9/15/18 (Cost -- $53,688)............................................       53,591
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 17.0%
----------------------------------------------------------------------------------------------------------
BANKING -- 3.1%
  60,000     AAA      Deutsche Bank Financial, zero coupon medium term note to yield 6.652%
                        due 2/1/00...........................................................       53,100
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.2%
  65,000     AAA      Exxon Capital Ventures, Inc., zero coupon guaranteed note to yield
                        6.713% due 2/15/01...................................................       54,113
----------------------------------------------------------------------------------------------------------
FOODS -- 3.1%
  70,000     AA-      Archer-Daniels Midland Co., zero coupon debenture
                        to yield 6.830% due 5/1/02...........................................       53,725
----------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.1%
  65,000     A-       Hospital Corp. of America, zero coupon bond to yield 7.311% due
                        6/1/00...............................................................       52,244
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.5%
  70,000     BBB-     Tele-Communications Inc., amortizing note, 9.650% due 10/1/03..........       77,437
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES (Cost -- $289,988)                           290,619
----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 22.5%
----------------------------------------------------------------------------------------------------------
BANKING -- 6.5%
  60,000     A-       Chemical New York NV, zero coupon bond to yield 7.316% due 2/16/99.....       56,320
  60,000     NR       International Bank of Reconstruction & Development, zero coupon bond to
                        yield 7.316% due 4/16/99.............................................       54,663
----------------------------------------------------------------------------------------------------------
                                                                                                   110,983
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.1%
  65,000     A+       American Express Co., zero coupon bond to yield 6.945% due 12/12/00....       54,438
  50,000     A1*      IBM International Finance NV, 6.250% due 10/10/00......................       50,142
----------------------------------------------------------------------------------------------------------
                                                                                                   104,580
----------------------------------------------------------------------------------------------------------
FOODS -- 3.4%
  62,000     A1*      PepsiCo, Inc., zero coupon note to yield 6.932% due 5/25/99............       57,040
----------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.2%
  64,000     AA+      Kingdom of Sweden, zero coupon note to yield 6.395% due 7/31/00........       55,080
----------------------------------------------------------------------------------------------------------
INSURANCE -- 3.3%
  60,000     AA       New England Life, zero coupon bond to yield 7.228% due 2/1/99..........       56,138
----------------------------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES (Cost -- $383,394)                             383,821
----------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $1,692,273**)                          $1,707,004
----------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                  ZERO COUPON BOND FUND PORTFOLIO SERIES 2005

   FACE
  AMOUNT      RATINGS                                  SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 80.9%
$1,090,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 11/15/05......   $  695,038
 1,600,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 2/15/06.......    1,004,176
   500,000     AAA      U.S. Treasury Note, Stripped Principal Payment Only due 2/15/09.......      261,075
-----------------------------------------------------------------------------------------------------------
                        TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $1,837,946)                      1,960,289
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 4.5%
-----------------------------------------------------------------------------------------------------------
FINANCE -- 2.3%
    80,000     A+       Grand Metro Investment, zero coupon note to yield 7.137% due 1/6/04...       55,000
-----------------------------------------------------------------------------------------------------------
FOODS -- 2.2%
    70,000     AA-      Archer-Daniels Midland Co., zero coupon bond to yield 6.830% due
                        5/1/02................................................................       53,725
-----------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $106,894)                          108,725
-----------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 9.0%
-----------------------------------------------------------------------------------------------------------
BANKING -- 2.4%
    75,000     A-       Chemical New York NV, zero coupon bond to yield 7.646% due 2/16/02....       57,844
-----------------------------------------------------------------------------------------------------------
FINANCE -- 2.2%
    80,000     AAA      Exxon Capital Corp., zero coupon note to yield 7.287% due 11/15/04....       53,850
-----------------------------------------------------------------------------------------------------------
FOODS -- 2.2%
    80,000     A+       General Mills Inc., zero coupon bond to yield 7.576% due 8/15/04......       53,200
-----------------------------------------------------------------------------------------------------------
INSURANCE -- 2.2%
    80,000     AAA      American International Group, zero coupon bond to yield 7.330% due
                        8/15/04...............................................................       53,600
-----------------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN BONDS AND NOTES (Cost -- $213,026)                            218,494
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
   137,000              Citibank, 6.054% due 1/2/98; Proceeds at maturity -- $137,046;
                        (Fully collateralized by U.S. Treasury Note; 6.625% due 4/30/02;
                        Market value -- $145,950) (Cost -- $137,000)..........................      137,000
-----------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $2,294,866**)                         $2,424,508
-----------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 8 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --   Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal are extremely strong.
AA    --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --   Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                                    ZERO COUPON    ZERO COUPON    ZERO COUPON
                                                                     BOND FUND      BOND FUND      BOND FUND
                                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                    SERIES 1998    SERIES 2000    SERIES 2005
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,365,436, $1,692,273 and
     $2,294,866, respectively)....................................  $1,367,054     $1,707,004     $2,424,508
  Cash............................................................         945         43,349            984
  Interest receivable.............................................         930          2,416             23
  Receivable from affiliate.......................................      58,716         57,809         58,572
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS....................................................   1,427,645      1,810,578      2,484,087
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased................................          --         29,807        103,232
  Accrued expenses................................................      24,510         24,183         23,485
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES...............................................      24,510         53,990        126,717
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................................  $1,403,135     $1,756,588     $2,357,370
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.................................................  $1,402,689     $1,746,612     $2,236,116
  Undistributed net investment income.............................         449            955          2,119
  Accumulated net realized loss on security transactions..........      (1,621)        (5,710)       (10,507)
  Net unrealized appreciation of investments......................       1,618         14,731        129,642
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..................................................  $1,403,135     $1,756,588     $2,357,370
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING................................................     139,900        174,138        223,826
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE........................................      $10.03         $10.09         $10.53
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                  ZERO COUPON     ZERO COUPON     ZERO COUPON
                                                                   BOND FUND       BOND FUND       BOND FUND
                                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                  SERIES 1998     SERIES 2000     SERIES 2005
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................   $  77,238       $  99,451       $ 129,709
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...............................................      13,500          13,500          13,500
  Shareholder and system servicing fees.........................       7,300           7,200           7,200
  Shareholder communications....................................       3,500           3,900           4,900
  Custody.......................................................       1,500             600             350
  Investment advisory fees (Note 2).............................       1,354           1,645           2,066
  Administration fees (Note 2)..................................         813             999           1,243
  Other.........................................................       2,000           1,800           2,200
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES................................................      29,967          29,644          31,459
  Less: Expense Reimbursement (Note 2)..........................     (27,937)        (27,177)        (28,361)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES..................................................       2,030           2,467           3,098
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...........................................      75,208          96,984         126,611
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding
     short-term securities):
       Proceeds from sales......................................     305,684         463,791         178,552
       Cost of securities sold..................................     306,630         466,463         181,585
-------------------------------------------------------------------------------------------------------------
  NET REALIZED LOSS.............................................        (946)         (2,672)         (3,033)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
       Beginning of year........................................      (4,686)         (6,197)         19,427
       End of year..............................................       1,618          14,731         129,642
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION.......................       6,304          20,928         110,215
-------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.........................................       5,358          18,256         107,182
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS..........................   $  80,566       $ 115,240       $ 233,793
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                         ZERO          ZERO          ZERO
                                                                        COUPON        COUPON        COUPON
                                                                      BOND FUND     BOND FUND     BOND FUND
                                                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                        SERIES        SERIES        SERIES
                                                                         1998          2000          2005
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................................   $   75,208    $   96,984    $  126,611
  Net realized loss................................................         (946)       (2,672)       (3,033)
  Increase in net unrealized appreciation..........................        6,304        20,928       110,215
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........................       80,566       115,240       233,793
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................      (75,077)      (96,426)     (125,818)
  Net realized gain................................................         (675)           --            --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS              (75,752)      (96,426)     (125,818)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares................................       52,016       108,077       308,853
  Net asset value of shares issued for reinvestment of dividends...       75,752        96,426       125,818
  Cost of shares reacquired........................................      (32,017)      (31,473)     (239,518)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS..............       95,751       173,030       195,153
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................................      100,565       191,844       303,128
NET ASSETS:
  Beginning of year................................................    1,302,570     1,564,744     2,054,242
------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................................   $1,403,135    $1,756,588    $2,357,370
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.................         $449          $955        $2,119
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                     31, 1996

                                                                         ZERO          ZERO          ZERO
                                                                        COUPON        COUPON        COUPON
                                                                      BOND FUND     BOND FUND     BOND FUND
                                                                      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                        SERIES        SERIES        SERIES
                                                                         1998          2000          2005
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................................   $   65,673    $   76,115    $   94,226
  Net realized gain (loss).........................................        1,301        (1,828)       (5,606)
  Increase in net unrealized depreciation..........................      (17,675)      (25,539)      (17,386)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........................       49,299        48,748        71,234
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................................      (78,270)      (88,804)     (106,679)
  Net realized gain................................................         (943)           --            --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS........      (79,213)      (88,804)     (106,679)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sales of shares................................      239,165       504,039     1,100,998
  Net asset value of shares issued for reinvestment of dividends...       79,213        88,804       106,679
  Cost of shares reacquired........................................       (9,692)      (17,510)     (167,911)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS..............      308,686       575,333     1,039,766
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................................      278,772       535,277     1,004,321
NET ASSETS:
  Beginning of year................................................    1,023,798     1,029,467     1,049,921
------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................................   $1,302,570    $1,564,744    $2,054,242
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.................           --            --        $1,326
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 1998 ("Series 1998"), Zero Coupon Bond Fund Portfolio Series 2000 ("Series 2000") and Zero Coupon Bond Fund Portfolio Series 2005 ("Series 2005"), (collectively, "Portfolios"), are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income Portfolios and Mid Cap Disciplined Equity Fund. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $318 and $397, were reclassified to paid-in capital for Series 1998 and Series 2000, respectively. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and adviser to the Portfolios. The Portfolios pay TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management, Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1997, Travelers Insurance has agreed to reimburse Series 1998, Series 2000, and Series 2005 for expenses in the amount of $27,937, $27,177, and $28,361, respectively.

                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                        SERIES       SERIES       SERIES
                                                                         1998         2000         2005
----------------------------------------------------------------------------------------------------------
Purchases............................................................   $208,035     $507,467     $188,234
Sales................................................................    305,684      463,791      178,552
----------------------------------------------------------------------------------------------------------

     At December 31, 1997, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                          SERIES     SERIES       SERIES
                                                                           1998       2000         2005
---------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...........................................  $2,417     $19,525     $129,642
Gross unrealized depreciation...........................................    (799)     (4,794)          --
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation.............................................  $1,618     $14,731     $129,642
---------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1997, the Portfolios had no open futures contracts.

     6.  STRIPPED SECURITIES

     Each Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, Series 2000 and Series 2005 had, for Federal income tax purposes, approximately $5,200 and $8,500, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                                              2003       2004       2005
---------------------------------------------------------------------------------------------------------
Series 2000................................................................  $  700         --     $4,500
Series 2005................................................................   1,800     $1,700      5,000
---------------------------------------------------------------------------------------------------------

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED            YEAR ENDED
                                                                DECEMBER 31, 1997     DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
SERIES 1998
Shares sold...................................................         5,116                23,525
Shares issued on reinvestment.................................         7,560                 7,906
Shares redeemed...............................................        (3,138)                 (944)
-------------------------------------------------------------------------------------------------------
Net Increase..................................................         9,538                30,487
-------------------------------------------------------------------------------------------------------
SERIES 2000
Shares sold...................................................        10,557                50,040
Shares issued on reinvestment.................................         9,576                 8,881
Shares redeemed...............................................        (3,082)               (1,710)
-------------------------------------------------------------------------------------------------------
Net Increase..................................................        17,051                57,211
-------------------------------------------------------------------------------------------------------
SERIES 2005
Shares sold...................................................        29,538               111,855
Shares issued on reinvestment.................................        11,994                10,654
Shares redeemed...............................................       (23,752)              (16,627)
-------------------------------------------------------------------------------------------------------
Net Increase..................................................        17,780               105,882
-------------------------------------------------------------------------------------------------------

                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 1998                              1997         1996        1995(a)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................................    $9.99       $10.25       $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b)..........................................     0.57         0.53         0.12
  Net realized and unrealized gain (loss)............................     0.04        (0.13)        0.13
---------------------------------------------------------------------------------------------------------
Total Income From Operations.........................................     0.61         0.40         0.25
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................................    (0.56)       (0.65)          --
  Net realized gains.................................................    (0.01)       (0.01)          --
---------------------------------------------------------------------------------------------------------
Total Distributions..................................................    (0.57)       (0.66)          --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................................   $10.03        $9.99       $10.25
---------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................................     6.13%        3.94%        2.50%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................................   $1,403       $1,303       $1,024
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c)....................................................     0.15%        0.15%        0.15%+
  Net investment income..............................................     5.55         5.64         5.55+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................................       17%          19%          20%
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $27,937, $31,112 and $14,257 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE RATIOS
              TO NET INVESTMENT INCOME          WITHOUT REIMBURSEMENT
              ------------------------          ---------------------
1997                   $ 0.20                            2.21%
1996                     0.24                            2.82
1995                     0.14                            6.51+

(c) The expense ratios for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995 reflect expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2000                              1997         1996        1995(a)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...................................    $9.96       $10.31       $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b)..........................................     0.59         0.50         0.13
  Net realized and unrealized gain (loss)............................     0.13        (0.22)        0.18
---------------------------------------------------------------------------------------------------------
Total Income From Operations.........................................     0.72         0.28         0.31
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............................................    (0.59)       (0.63)          --
---------------------------------------------------------------------------------------------------------
Total Distributions..................................................    (0.59)       (0.63)          --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.........................................   $10.09        $9.96       $10.31
---------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................................................     7.20%        2.76%        3.10%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)......................................   $1,757       $1,565       $1,029
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c)....................................................     0.15%        0.15%        0.15%+
  Net investment income..............................................     5.88         5.74         5.61+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............................................       29%          33%          34%
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $27,177, $31,032 and $14,257 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE RATIOS
              TO NET INVESTMENT INCOME          WITHOUT REIMBURSEMENT
              ------------------------          ---------------------
1997                   $ 0.16                            1.80%
1996                     0.20                            2.49
1995                     0.14                            6.51+

(c) The expense ratios for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995 reflect expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

ZERO COUPON BOND FUND PORTFOLIO SERIES 2005                           1997         1996         1995(a)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................................    $9.97       $10.48        $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (b).......................................     0.60         0.48          0.13
  Net realized and unrealized gain (loss).........................     0.56        (0.38)         0.35
---------------------------------------------------------------------------------------------------------
Total Income From Operations......................................     1.16         0.10          0.48
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................................    (0.60)       (0.61)           --
---------------------------------------------------------------------------------------------------------
Total Distributions...............................................    (0.60)       (0.61)           --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................................   $10.53        $9.97        $10.48
---------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................................    11.63%        0.90%         4.80%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................................   $2,357       $2,054        $1,050
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (b)(c).................................................     0.15%        0.15%         0.15%+
  Net investment income...........................................     6.11         6.14          5.89+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................................        9%          17%           23%
---------------------------------------------------------------------------------------------------------

(a) For the period from October 11, 1995 (commencement of operations) to December 31, 1995.
(b) For the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, Travelers Insurance reimbursed the Portfolio for $28,361, $30,922 and $14,256 in expenses, respectively. If expenses were not reimbursed, the per share decrease of net investment income and actual expense ratios would have been as follows:

                PER SHARE DECREASES                EXPENSE RATIOS
              TO NET INVESTMENT INCOME          WITHOUT REIMBURSEMENT
              ------------------------          ---------------------
1997                   $ 0.13                            1.52%
1996                     0.15                            2.17
1995                     0.14                            6.48+

(c) The expense ratios for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995 reflect expense reimbursement by Travelers Insurance in connection with voluntary expense limitations.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and the Zero Coupon Bond Fund Portfolio Series 2005 as of December 31, 1997, the related statements of operations, the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the year ended December 31, 1996 and the period from October 11, 1995 (commencement of operations) to December 31, 1995 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 1997, the results of their operations, the changes in their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                        /s/KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     The following percentages of ordinary income dividends paid by the Trust are derived from Federal obligations and may be exempt from taxation at the state level.

        Zero Coupon Bond Fund Portfolio Series 1998..................................   56.32%
        Zero Coupon Bond Fund Portfolio Series 2000..................................   54.79%
        Zero Coupon Bond Fund Portfolio Series 2005..................................   84.63%

                                       20

<PG$PCN>

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (12-97) Printed in U.S.A.

<PG$PCN>



THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 1997


                MANAGED ASSETS TRUST
                HIGH YIELD BOND TRUST
                CAPITAL APPRECIATION FUND
                CASH INCOME TRUST

                THE TRAVELERS SERIES TRUST:

                U.S. Government Securities Portfolio
                Social Awareness Stock Portfolio
                Utilities Portfolio


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183














<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust ("Trust" or "Fund") and the Travelers Series Trust (U.S. Government Securities, Social Awareness Stock and Utilities Portfolios; "Portfolios") for the year ended December 31, 1997.

In this letter, we briefly discuss general economic and market conditions. In addition, more detailed comparisons showing the growth of a hypothetical $10,000 investment in each Trust or Portfolio since its inception can be found in this report. A detailed summary of performance and current holdings for each Trust or Portfolio can be found in the pages listed below.

                                                                      MARKET       SCHEDULE OF
                                                                    COMMENTARY     INVESTMENTS
                                                                    ----------     -----------
            Managed Assets Trust..................................       3               9
            High Yield Bond Trust.................................       4              17
            Capital Appreciation Fund.............................       5              23
            Cash Income Trust.....................................       6              26
            U.S. Government Securities Portfolio..................      39              44
            Social Awareness Stock Portfolio......................      39              45
            Utilities Portfolio...................................      40              48

ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread to other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter of 1997. The Producer Price Index ("PPI") fell slightly in the fourth quarter and declined by -1.2% for 1997. Producer prices fell in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. Inflation has rarely or ever been so low at such a late stage in the economic cycle.

Technology-driven productivity gains have contributed to the recent disinflationary trend and the significant devaluation of several Asian currencies should result in lower import prices and help domestic inflation to decline further.

With worldwide overproduction, the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce.

Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand. Disinflation is a slowing down in the rate of price increases and means you do not have pricing power today, but there are not any major imbalances or dislocations to the economy) While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998 and believe we will continue to experience a period of overall price stability.

The crisis in Southeast Asia also raises the possibility of a global economic slowdown. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more that -0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long-term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary policy environment.

                                        1

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Short-term interest rates have held steady even as inflation and long-term rates have fallen. Even though the Federal Reserve Board ("Fed") has not raised short rates for several months now, monetary policy has effectively become tighter as the real federal funds rate, (actual rate less inflation), has risen to 3.3%. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) With Asian currencies in turmoil, we believe that the Fed is likely to stay put here and that the odds of another Fed hike are remote.

EQUITY MARKET COMMENTARY

The year 1997 turned out to be another spectacular one for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and a continuation of low inflation.

Stock market volatility also increased in 1997 when the Dow Jones Industrial Average ("DJIA") (DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.) moved up or down by more than 1% every third trading day on average. The uncertainty on the earnings front as a result of the Asian financial and currency crisis should sustain a high level of volatility and complicate the market outlook for 1998.

After a strong showing in the first half of 1997, the U.S. stock market posted solid gains in the third quarter. The S&P 500 Index ("S&P 500"), gained 7.5% in the third quarter of 1997, the Russell 2000 Index ("Russell 2000"), rose sharply by 14.9% and the NASDAQ Index performed even better with a spectacular rise of 16.9%. The U.S. stock market posted a mixed performance in the fourth quarter. The S&P 500 gained 2.9% in the fourth quarter, while the Russell 2000 fell by -3.4% and the NASDAQ Index declined by -6.8%. For the calendar year 1997, the S&P 500 rose by 33.4%, the Russell 2000 advanced by 22.4% and the NASDAQ Index gained 21.6%. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks. The Russell 2000 is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.)

Stock market volatility increased in the third quarter with the DJIA registering its second-largest point decline and its single-largest daily gain within a three-week period in the middle of the third quarter. Most stock market indexes fell about 3% on August 15, 1997, on a groundswell of earnings concerns after a few, large cap consumer companies warned about earnings disappointments for the third quarter. Investor sentiment reversed on September 2, 1997 when a weaker economic report from the National Association of Purchasing Managers ("NAPM") dispelled fears of further Fed tightening. The stock market reversed course with an equally spectacular 3% gain as bond prices rose sharply also.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the DJIA by 554 points on Monday, October 27, 1997, and was a major factor of the largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Second quarter earnings showed the same pattern of good news from earlier quarters which investors have now almost come to expect as a routine outcome. Positive surprises again far outnumbered disappointing earnings reports. Over 61% of all companies reported earnings above consensus while only 26% failed to deliver on earnings expectations.

Third quarter earnings were also ahead of expectations. The final tally on the earnings scorecard showed that 55% of all companies reported positive earnings surprises while 28% turned in earnings disappointments. We observe yet again that the current string of good earnings reports has now reached 19 consecutive quarters and is unprecedented in terms of both magnitude and duration.

The consensus forecast for 1998 corporate earnings growth is now 7.2%. The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market should be intolerant of any earnings disappointments.

                                        2

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and as a result, 1998 promises to be a year of great uncertainty.

FIXED INCOME MARKET COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when the Hong Kong dollar came under pressure. The S&P 500 went down roughly 10% in October leading to a sharp rally in the U.S. bond market, while declining bond yields and bargain hunting by some investors helped stabilize financial markets as the reporting period drew to a close. The U.S. stock market and emerging debt markets posted positive returns in November and December as both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor forces to preserve profits, pressure will be taken off U.S. labor markets and the Fed will be given a compelling reason to cut rates. Moreover, many of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, should slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of GDP.

Looking ahead to 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asian could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") returned 2.40% for the fourth quarter of 1997 versus 3.14% for the 60% S&P 500, 40% Lehman Government/Corporate Index benchmark. Returns were hurt by being slightly overweighted in stocks and a small exposure to emerging market debt. For the year ended December 31, 1997, the Trust returned 21.31% versus 23.92% for the 60/40 benchmark primarily hurt by its underweighting in stocks in the second quarter of 1997.

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that started in Thailand in July spread throughout Asia and other emerging markets. The crisis hit all global markets in late October when the Hong Kong dollar was under pressure. The S&P 500 dropped 10% in October leading to a sharp rally in the U.S. bond market. Emerging market debt declined even more than stocks, with the J.P. Morgan EMBI Index declining 14% from peak to trough. The decline in bond yields and bargain hunting by investors stabilized markets so that U.S. stocks and emerging market debt posted positive returns in November and December, although not offsetting the amount they lost in October. However, Asian problems continued to occur and kept the markets on guard. For the quarter, the S&P 500 was up roughly 2.86%, bringing its return to 33.35% for the year. The Lehman Government/Corporate Bond Index was up 3.25% for the quarter bringing its return to 9.76% for the year.

Looking ahead for the remainder of 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asian could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that the U.S. economy

                                        3

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

We think corporate earnings will continue to be higher than expectations as corporations adjust their labor needs more quickly than expected for any revenue changes caused by the Asian slowdown. Therefore, stocks should be able to provide a 10% -- 15% return in a slower economic environment. Yet stocks may face more risk from a stronger-than-expected economy that takes liquidity from the financial markets. The Trust has an emphasis on stocks, while its bond portfolio's duration is longer than its target because of our bullishness on bonds.

HIGH YIELD BOND TRUST

For the year ended December 31, 1997, the High Yield Bond Trust ("Trust") had a total return of 16.56%. In comparison, the Lehman Aggregate Bond Index posted a total return of 9.65% for the same period. The high yield bond market generated relatively strong performance throughout 1997 with total returns in excess of about 13% compared to 6% to 11% returns for intermediate (i.e., less than 10 years) U.S. Treasurys and investment grade corporate bonds and roughly 12% to 14% for long-term (i.e., ten or more years) U.S. Treasurys and investment grade corporate bonds.

The Fund generated competitive total returns within that range for 1997. Within the high yield bond market, the lower-quality issues generated the strongest total returns in 1997 (i.e., a roughly 16% range). This was not surprising given the strong performance of the domestic stock market. The lower-quality segment of the high yield bond market tends to be more closely correlated to the domestic stock market than the higher-quality segments of the high yield bond market.

The high yield bond market began to underperform U.S. Treasurys in the fourth quarter of 1997 as fears of an economic slowdown and lower corporate profits caused high yield bond premiums to increase versus the U.S. Treasury market. The greatest underperformance in the fourth quarter of 1997 was among the lower-quality issues. In periods of increasing economic uncertainty, the lower-quality segments of the high yield bond market generally underperform because of their greater vulnerability to weaker economic conditions. The more interest-rate sensitive higher quality issues generated the strongest total returns as general interest rates declined.

By the start of the fourth quarter, the crisis in Asia had taken center stage with severe currency and financial market declines in a number of Asian countries potentially threatening economic stability not only in the Far Eastern region, but throughout the world. Asia represents more than 25% of world economic output and is a significant producer and consumer of a large number of products and services. Consequently, there was a dramatic increase in market volatility in the fourth quarter, especially in the world's stock markets. Many investors began to invest more aggressively in U.S. Treasurys that are viewed as the ultimate safe haven during periods of economic uncertainty. Despite this increasing uncertainty over economic growth and corporate profitability, the domestic stock market had another strong year, with total returns in the 25% to 33% range.

In 1997, the domestic high yield bond market responded favorably to the strength in the domestic stock and U.S. Treasury markets. During the year, a total of $19 billion of new money flowed into open-end high yield bond funds. In addition, there was higher demand for high-yield bonds from insurance companies and pension funds. The overall demand was significant enough to absorb a record total of more than $120 billion of new high yield issues. Given this record new issuance, the high yield bond market now totals more than $450 billion in size, representing a meaningful 25% of the entire domestic corporate bond market.

We continue to believe that U.S. economic growth remains mixed and that many consumer-sensitive sectors will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. We also believe that a slowdown in overall world economic growth is inevitable as the severe economic decline in Asia sharply reduces demand for U.S. and European products. Consequently, the first half of 1998 could see an increase in many default rates among certain high yield bonds, especially the weaker more vulnerable companies that are having difficulty competing.

                                        4

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

We believe the financial markets will remain choppy as investors continue to sort out the potential negative impact on world economic growth from the large declines in both the currencies and financial assets of the emerging markets in Asia and Latin America.

CAPITAL APPRECIATION FUND

For the year ended December 31, 1997, the Capital Appreciation Fund posted a total return of 26.14%. In comparison, the Russell 2000 returned 22.36% for the same period. As the year ended, Southeast Asia became the focal point of international markets, injecting volatility into equities worldwide. Despite substantial and at times unsettling fluctuations, the S&P 500 gained 33.35% for the year ended December 31, 1997.

Asia's expanding financial crisis engulfed new victims, and South Korea, the world's eleventh largest economy, became the latest to be infected with the "Asian contagion." At home, the growing Asian downturn raised new concerns about corporate earnings, and selling became pronounced. As a result, the DJIA experienced its worst single day point decline, dropping more than 550 points on October 27, 1997. Markets around the world moved lower, and most established markets actually experienced a true correction.

However, U.S. stocks proved resilient, and many investors once again treated the decline as a buying opportunity. Specifically, a global flight toward quality benefited the U.S. Treasury market, where long-term yields fell from 6.40% to 5.92% -- a substantial decline. Although stocks drew strength from falling interest rates, the rebound was limited in scope. The large multinationals drove the S&P 500's returns towards year end, and as a result, most other areas underperformed the Index.

During the period, we remained focused on a wide variety of companies including technology, telecommunications, pharmaceuticals, health care, financial services and select retailers. Ultimately, we look for companies that are benefiting from broader demographic trends both here and abroad. With Asia's escalating crisis, the follow-through effects will most likely become more intense in coming months, so we've focused on well-established companies with dominant business franchises.

In the technology area, we zeroed in on blue-chip companies with predictable earnings streams that should not be impacted by Asia's turmoil. Microsoft Corp. has been a long time favorite of ours, and remains a core position in the Fund. The company dominates the software industry and is now making headway into networking with the proliferation of its WindowsNT product. We also held Dell Computers & Co. which, despite reporting record earnings, finished the reporting period lower on concerns over the Far East. We still believe that Dell's long-term earnings potential is intact because revenues from the Far East account for only a fraction of Dell's sales. More recently, we were able to use the technology sector's weakness to add or increase several positions, including America Online, Inc. and Cisco Systems, Inc.

We also held several high-quality pharmaceutical manufacturers, including Warner-Lambert Co., Eli Lilly Corp. and Pfizer, Inc. These companies have either launched or are rolling out several exciting new products with exceptional sales potential. Combine this with an aging population that will increasingly draw on pharmaceutical products to treat ailments, and this creates tremendous long-term earnings for select drug manufacturers. Although Warner-Lambert enjoyed an incredible run in 1997, the stock price suffered a temporary setback recently. One of its two new blockbuster drugs (Rezulin) received negative press regarding side-effects that affect a very small portion of the drug's users. However, due to Rezulin's quality of life improvements for diabetics, we still believe that the drug could eventually generate over $1 billion dollars in sales per year.

While we had many strong performers, we did have some disappointments, with Oxford Health being the most significant. Two weeks prior to the company's earnings announcement, we met with Denver-based senior management and did a thorough review of the company. We sold our position at a loss after that meeting.

As we enter 1998, liquidity flows into stocks remain strong, fueled in part by lower interest rates. Looking at the economy, the hit to GDP from Asia's downturn should act as a brake, reigning in any inflationary pressures, which is good news for stocks. The current danger is that a slowdown in the global economy will inevitably work its way back to some U.S. companies. Pricing power remains weak for most of Corporate America, and rising labor wages continue to pressure margins at many companies. But in a less robust environment, we believe that superior companies with exceptional earnings

                                        5

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

will be rewarded. We've therefore focused our assets in a variety of high-quality companies where we are very confident about their future earnings. A result, we are positive about the Fund's prospects in 1998.

CASH INCOME TRUST

Cash Income Trust ("Fund") seeks to provides shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Fund pursues this objective by investing in securities maturing in one year or less.

For the year ended December 31, 1997, the Fund generated an effective yield of 5.03% and as of December 31, 1997 had an average maturity of 31 days. The Fund continues to invest primarily in U.S. Treasurys and government agency securities. This investment strategy has provided the Fund with safety, liquidity and stability.

You should be aware that your investment in the Fund is neither insured nor guaranteed by the U.S. Government. Moreover, no assurance can be given that the Fund will be able to maintain a stable net asset value of $1.00 per share.

In closing, we would like to thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1998

                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/97 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURN
   ------------------------------------
   Year Ended 12/31/97                  21.31%
   Five Years Ended 12/31/97            13.40%
   Ten Years Ended 12/31/97             13.06%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                            Lehman
 Measurement     Standard     Managed     Government/    Consumer
   Period        & Poor's     Assets       Corporate      Price
(Fiscal Year     500 Index    Trust        Bond Index     Index
  Covered)
Dec-87            10000        10000         10000        10000
Dec-88            11657        10919         10758        10442
Dec-89            15344        13880         12289        10927
Dec-90            14867        14223         13308        11594
Dec-91            19388        17310         15454        11949
Dec-92            20864        18199         16626        12295
Dec-93            22961        19897         18460        12633
Dec-94            23263        19497         17811        12971
Dec-95            28363        24726         21239        13301
Dec-96            34872        28133         21854        13742
Dec-97            46506        34128         23987        13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    16.56%
   Five Years Ended 12/31/97              11.95%
   Ten Years Ended 12/31/97               10.23%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                      First Boston
                       High Yield                                Consumer
 Measurement Period    Index Top   High Yield  Lehman Aggregate   Price
(Fiscal Year Covered)     Tier     Bond Trust    Bond Index       Index
Dec-87                   10000        10000         10000         10000
Dec-88                   11223        11457         10789         10442
Dec-89                   12703        11618         12357         10927
Dec-90                   12821        10558         13465         11594
Dec-91                   15775        13315         15619         11949
Dec-92                   17130        15066         16774         12295
Dec-93                   19806        17177         18410         12633
Dec-94                   19769        16960         17873         12971
Dec-95                   23461        19584         21175         13301
Dec-96                   25976        22727         21943         13742
Dec-97                   29257        26491         24060         13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    26.14%
   Five Years Ended 12/31/97              19.31%
   Ten Years Ended 12/31/97               16.46%

This chart assumes an initial investment of $10,000 made on December 31, 1987, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

   Measurement
     Period             Capital        Standard       Russell         Consumer
  (Fiscal Year        Appreciation     & Poor's        2000            Price
    Covered)             Fund          500 Index       Index           Index
Dec-87                   10000           10000         10000           10000
Dec-88                   11657           11006         12501           10442
Dec-89                   15344           12735         14535           10927
Dec-90                   14867           11940         11703           11594
Dec-91                   19388           16139         17093           11949
Dec-92                   20864           18980         20239           12295
Dec-93                   22961           21844         24060           12633
Dec-94                   23263           20803          9983           12971
Dec-95                   28363           28369         12825           13301
Dec-96                   34872           36370         14940           13742
Dec-97                   46537           45879         18282           13975

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 63.6%
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.5%
     13,600   Accustaff Inc.++............................................................   $    312,800
     17,500   Albertsons, Inc. ...........................................................        829,063
      9,800   Borders Group Inc.++ .......................................................        306,863
     24,271   Cendant Corp. ..............................................................        834,326
      9,700   Colgate-Palmolive Co. ......................................................        712,950
     14,200   Costco Cos., Inc. ..........................................................        633,231
     10,400   CVS Corp. ..................................................................        666,250
     13,000   Family Dollar Stores Inc. ..................................................        381,063
     10,500   Federated Dept. Stores Inc.++...............................................        452,156
     10,500   Gannett Co. ................................................................        649,031
      7,800   Gap Inc. ...................................................................        276,413
      7,100   Gillette Co. ...............................................................        713,106
     14,100   Home Depot Inc. ............................................................        830,138
      5,200   Jones Apparel Group, Inc. ..................................................        223,600
     10,248   Kimberly-Clark Corp. .......................................................        505,355
      4,700   Lowes Cos., Inc. ...........................................................        498,788
      5,400   McDonalds Corp. ............................................................        257,850
      4,000   MGM Grand, Inc. ............................................................        144,250
      9,900   Mirage Resorts, Inc. .......................................................        225,225
     10,400   New York Times Co., Class A shares..........................................        687,700
     25,600   Procter & Gamble Co. .......................................................      2,043,200
      4,400   Rohm & Haas Co. ............................................................        421,300
      8,200   Ross Stores, Inc. ..........................................................        298,788
        300   Stride Rite Corp. ..........................................................          3,600
      5,800   Thomas & Betts Corp. .......................................................        274,050
     15,900   Time Warner Inc. ...........................................................        985,800
     12,100   TJX Cos., Inc. .............................................................        415,938
     13,000   Torchmark Corp. ............................................................        546,813
     10,400   Unilever NV.................................................................        649,350
     10,400   Walgreen Co. ...............................................................        326,300
     43,000   Wal-Mart Stores, Inc. ......................................................      1,695,813
     12,477   Walt Disney Co. ............................................................      1,236,003
---------------------------------------------------------------------------------------------------------
                                                                                               19,037,113
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.9%
      9,200   Anheuser-Busch Cos., Inc. ..................................................        404,800
     10,875   Archer-Daniels-Midland Co. .................................................        235,852
     10,400   Brunswick Corp. ............................................................        315,250
      3,700   Campbell Soup Co. ..........................................................        215,063
     44,300   Coca-Cola Co. ..............................................................      2,951,488
     21,800   Conagra Inc. ...............................................................        715,313
      7,510   Dean Foods Co. .............................................................        446,845
      8,700   Interstate Bakeries Corp. ..................................................        325,163
      7,800   Kellogg Co. ................................................................        387,075
      7,300   Liz Claiborne, Inc. ........................................................        305,231
     29,000   PepsiCo, Inc. ..............................................................      1,056,688
     45,800   Philip Morris Cos., Inc. ...................................................      2,075,313

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.9% (CONTINUED)
     14,400   Sara Lee Corp. .............................................................   $    810,900
      5,300   Thiokol Corp. ..............................................................        430,625
      6,400   Whirlpool Corp. ............................................................        352,000
---------------------------------------------------------------------------------------------------------
                                                                                               11,027,606
---------------------------------------------------------------------------------------------------------
ENERGY -- 0.4%
      8,500   MidAmerican Energy Holdings Co. ............................................        187,000
      9,000   Schlumberger Ltd. ..........................................................        724,500
---------------------------------------------------------------------------------------------------------
                                                                                                  911,500
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7%
      8,265   Allstate Corp. .............................................................        751,082
      6,700   Ambac Financial Group, Inc. ................................................        308,200
      9,200   American Express Co. .......................................................        821,100
     16,125   American International Group Inc. ..........................................      1,753,594
      5,389   Banc One Corp. .............................................................        292,690
      7,100   Bank of New York Co., Inc. .................................................        410,469
     17,300   BankAmerica Corp. ..........................................................      1,262,900
      4,300   Bankers Trust New York Corp. ...............................................        483,481
      3,600   Barnett Banks Inc. .........................................................        258,750
      5,400   Baxter International Inc. ..................................................        272,363
      8,136   Chase Manhattan Corp. ......................................................        890,892
      8,400   Citicorp....................................................................      1,062,075
      5,700   Comerica, Inc. .............................................................        514,425
     14,000   Federal Home Loan Mortgage Co. .............................................        587,125
     13,800   Federal National Mortgage Association.......................................        787,463
      3,000   First Chicago NBD Corp. ....................................................        250,500
        661   First Empire State Corp. ...................................................        307,365
     11,300   First Union Corp. (N.C.)....................................................        579,125
      4,700   Fleet Financial Group, Inc. ................................................        352,206
      5,700   Golden West Financial Corp. ................................................        557,531
      5,500   Hartford Financial Services Group Inc. .....................................        514,594
      3,400   J.P Morgan & Co. ...........................................................        383,775
      4,000   KeyCorp New.................................................................        283,250
      5,000   Mellon Bank Corp. ..........................................................        303,125
     12,000   Merrill Lynch & Co., Inc. ..................................................        875,250
      9,900   MGIC Investment Corp. ......................................................        658,350
     18,450   Morgan Stanley, Dean Witter, Discover and Co. ..............................      1,090,856
      4,100   National City Corp. ........................................................        269,575
     14,000   NationsBank Corp. ..........................................................        851,375
      4,600   Northern Trust Corp. .......................................................        321,713
     14,200   Norwest Corp. ..............................................................        548,475
      5,900   PNC Bank Corp. .............................................................        336,669
      8,500   State Street Corp. .........................................................        494,594
      7,000   SunAmerica, Inc. ...........................................................        299,250
      4,100   SunTrust Banks, Inc. .......................................................        292,638
      4,900   UnionBanCal Corp. ..........................................................        526,750
      2,600   U.S. Bancorp................................................................        291,038

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.7% (CONTINUED)
      4,500   Washington Mutual Inc. .....................................................   $    287,016
      1,800   Wells Fargo & Co. ..........................................................        610,988
---------------------------------------------------------------------------------------------------------
                                                                                               21,742,617
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 7.6%
      9,100   Abbott Laboratories.........................................................        596,619
     16,400   American Home Products Corp. ...............................................      1,254,600
     18,800   Beverly Enterprises, Inc. ..................................................        244,400
     21,900   Bristol-Myers Squibb Co. ...................................................      2,072,288
        491   Crescendo Pharmaceuticals Corp. ............................................          5,677
     16,800   Eli Lilly & Co. ............................................................      1,169,700
     11,100   Guidant Corp. ..............................................................        690,975
     12,400   HBO & Co. ..................................................................        595,200
     13,650   Health Management Associates Inc., Class A shares ..........................        344,663
      7,300   Health Care and Retirement Corp. ...........................................        293,825
      2,700   HealthCare COMPARE Corp. ...................................................        138,713
     29,600   Johnson & Johnson...........................................................      1,949,900
      5,800   Lincare Holdings, Inc. .....................................................        330,600
     23,100   Merck & Co. ................................................................      2,454,375
      9,500   Omnicare, Inc. .............................................................        294,500
     20,850   Pfizer Inc. ................................................................      1,554,628
      8,555   PharMerica, Inc. ...........................................................         89,560
     11,319   Quorum Health Group, Inc. ..................................................        297,124
     19,200   Schering-Plough Corp. ......................................................      1,192,800
      6,000   Shared Medical Systems Corp. ...............................................        396,000
      7,300   Warner-Lambert Co. .........................................................        905,200
      3,200   Wellpoint Heath Networks Inc. ..............................................        135,200
---------------------------------------------------------------------------------------------------------
                                                                                               17,006,547
---------------------------------------------------------------------------------------------------------
INSURANCE -- 1.0%
      9,600   Conseco Inc. ...............................................................        436,200
      9,400   Equitable Cos., Inc. .......................................................        467,650
     10,600   Everest Reinsurance Holdings, Inc. .........................................        437,250
      6,800   Marsh & McLennan Cos., Inc..................................................        507,025
      3,950   Transatlantic Holdings, Inc. ...............................................        282,425
---------------------------------------------------------------------------------------------------------
                                                                                                2,130,550
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.7%
      6,143   Aeroquip-Vickers Inc. ......................................................        301,391
      7,600   Alumax Inc. ................................................................        258,400
      5,000   Aluminum Co. of America.....................................................        351,875
     30,400   Bethlehem Steel Corp. ......................................................        262,200
     10,900   Crompton & Knowles Corp. ...................................................        288,850
      8,600   Dayton Hudson Corp. ........................................................        580,500
      4,400   Eaton Corp. ................................................................        392,700
     20,200   E.I. Du Pont de Nemours & Co. ..............................................      1,213,263
      4,900   Georgia-Pacific Corp. ......................................................        297,675
      4,900   Georgia-Pacific (Timber Group)..............................................        111,169
     11,800   Lyondell Petrochemical Co. .................................................        312,700

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.7% (CONTINUED)
     12,100   Masco Corp. ................................................................   $    615,588
      6,000   Mercury General Corp. ......................................................        331,500
     10,700   Monsanto Co. ...............................................................        449,400
      7,400   National Services Industries, Inc. .........................................        366,763
        918   Raytheon Co., Class A shares................................................         45,283
      7,600   Raytheon Co., Class B shares................................................        383,800
     10,500   United Technologies Corp. ..................................................        764,531
     10,800   U.S. Industries, Inc. ......................................................        325,350
     11,700   USX-US Steel Group Inc. ....................................................        365,625
      3,700   Weyerhauser Co. ............................................................        181,531
---------------------------------------------------------------------------------------------------------
                                                                                                8,200,094
---------------------------------------------------------------------------------------------------------
OIL -- 4.7%
      9,000   Amoco Corp. ................................................................        766,125
      6,200   Atlantic Richfield Co. .....................................................        496,775
      3,496   BJ Services Co. ............................................................        251,494
     10,600   Burlington Resources Inc. ..................................................        475,013
     12,000   Chevron Corp. ..............................................................        924,000
      5,900   Enron Corp. ................................................................        245,219
      7,100   Ensco International Inc. ...................................................        237,850
     42,700   Exxon Corp. ................................................................      2,612,706
     14,300   Mobil Corp. ................................................................      1,032,281
      5,000   Phillips Petroleum Co. .....................................................        243,125
     31,600   Royal Dutch Petroleum Co. ADR...............................................      1,712,325
     16,800   Texaco Inc. ................................................................        913,500
     14,200   Unocal Corp. ...............................................................        551,138
---------------------------------------------------------------------------------------------------------
                                                                                               10,461,551
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.6%
     10,400   Allied Signal Inc. .........................................................        404,950
      9,200   AVX Corp. ..................................................................        169,625
     18,270   Boeing Co. .................................................................        894,088
      7,400   Caterpillar Inc. ...........................................................        359,363
     11,900   CBS Corp. ..................................................................        350,306
     11,400   Deere & Co. ................................................................        664,763
      4,500   Dow Chemical Co. ...........................................................        456,750
      8,200   Emerson Electric Co. .......................................................        462,788
     15,200   Entergy Corp. ..............................................................        455,050
     58,400   General Electric Co. .......................................................      4,285,100
      6,700   Honeywell Inc. .............................................................        458,950
      9,900   Illinois Tool Works, Inc. ..................................................        595,238
      5,500   International Paper Co. ....................................................        237,188
      3,900   King World Productions, Inc. ...............................................        225,225
      7,200   Knight-Ridder, Inc. ........................................................        374,400
      3,680   Lockheed Martin Corp. ......................................................        362,480
     12,700   LTV Corp. ..................................................................        123,825
      5,000   Minnesota Mining & Manufacturing Co. .......................................        410,313
      6,200   Pitney Bowes Inc. ..........................................................        557,613

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.6% (CONTINUED)
      9,400   Raychem Corp. ..............................................................   $    404,788
     11,500   20th Century Industries.....................................................        299,000
---------------------------------------------------------------------------------------------------------
                                                                                               12,551,803
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 8.8%
     16,300   Applied Materials, Inc. ....................................................        490,528
     17,850   Cisco Systems, Inc. ........................................................        996,253
     23,550   Compaq Computer Corp. ......................................................      1,329,103
      6,462   Computer Associates International, Inc. ....................................        341,678
      6,600   Dell Computer Corp. ........................................................        554,606
     23,000   Edison International........................................................        625,313
      7,400   Fluor Corp. ................................................................        276,575
     14,800   Hewlett-Packard Co. ........................................................        925,000
     27,800   Intel Corp. ................................................................      1,952,081
     19,000   International Business Machines Corp. ......................................      1,986,688
     11,569   Lucent Technologies Inc. ...................................................        924,074
      9,700   Meredith Corp. .............................................................        346,169
     25,100   Microsoft Corp. ............................................................      3,243,391
     11,000   Motorola Inc. ..............................................................        627,688
     18,000   Oracle Corp. ...............................................................        401,063
      5,200   PacifiCorp..................................................................        142,025
      8,600   Parker-Hannifin Corp. ......................................................        394,525
      6,500   SCI Systems, Inc. ..........................................................        283,156
      6,500   Sun Microsystems Inc. ......................................................        259,594
     10,700   Sysco Corp. ................................................................        487,519
      8,600   Tellabs, Inc. ..............................................................        453,919
      7,400   Texas Instruments Inc. .....................................................        333,000
      9,200   Textron, Inc. ..............................................................        575,000
     10,300   Tyco International Ltd. ....................................................        464,144
     13,600   USX Marathon Group..........................................................        459,000
     16,800   VLSI Technology, Inc. ......................................................        396,900
      6,200   Xerox Corp. ................................................................        457,638
---------------------------------------------------------------------------------------------------------
                                                                                               19,726,630
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.2%
      2,900   Burlington Northern Railroad Co. ...........................................        269,519
     12,800   Chrysler Corp. .............................................................        450,400
     11,200   Continental Airlines, Inc., Class B shares..................................        539,000
     32,500   Ford Motor Co. .............................................................      1,582,344
     14,400   General Motors Corp. .......................................................        873,000
     13,300   Navistar International Corp. ...............................................        330,006
      7,200   Norfolk Southern Corp. .....................................................        221,850
      4,800   Phelps Dodge Corp. .........................................................        298,800
      4,000   Union Pacific Corp. ........................................................        249,750
---------------------------------------------------------------------------------------------------------
                                                                                                4,814,669
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.5%
      9,700   Airtouch Communications Inc. ...............................................        403,156
     10,500   Ameritech Corp. ............................................................        845,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
UTILITIES -- 6.5% (CONTINUED)
     31,000   American Telephone & Telegraph Corp. .......................................   $  1,898,750
      9,900   Baltimore Gas & Electric Co. ...............................................        337,219
     14,574   Bell Atlantic Corp. ........................................................      1,326,234
     19,000   Bellsouth Corp. ............................................................      1,069,938
      4,800   Chancellor Media Corp. .....................................................        358,350
      6,600   Clear Channel Communications Inc. ..........................................        524,288
      4,700   Columbia Gas Systems........................................................        369,244
      3,800   Duke Energy Corp. ..........................................................        210,425
      9,800   FPL Group Inc. .............................................................        580,038
     18,300   GTE Corp. ..................................................................        956,175
      4,900   Houston Industries, Inc. ...................................................        130,769
     12,700   MCI Communications Corp. ...................................................        544,116
      4,700   Northern Telecom Ltd. ......................................................        418,300
     22,827   SBC Communications, Inc. ...................................................      1,672,078
      8,700   Sonat Inc. .................................................................        398,025
     12,700   Southern Co. ...............................................................        328,613
      8,200   Sprint Corp. ...............................................................        480,725
     10,000   Texas Utilities Co. ........................................................        415,625
      8,700   US West Communications Group................................................        392,562
     31,300   WorldCom Inc. ..............................................................        946,825
---------------------------------------------------------------------------------------------------------
                                                                                               14,606,705
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $98,700,190)....................................    142,217,385
---------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.3%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.9%
      2,000   Finova Finance, 5.500%......................................................        140,000
          4   Fuji Finance Bermuda Trust-Sponsored ADR, 0.250%............................         35,495
     14,564   Equity Residential Properties, 7.250%.......................................        360,459
      4,000   Excel Reality Trust Inc., 2.125%............................................        121,375
      8,000   Merry Land & Investment, Series C, $2.150...................................        223,500
      8,000   National Australia Bank, 7.875%.............................................        227,500
      6,000   Newell Financial Trust, 5.250%..............................................        310,500
      4,000   St. Paul Capital, 6.000%....................................................        288,000
      5,000   Tosco Financial Trust, 5.750%...............................................        321,875
---------------------------------------------------------------------------------------------------------
                                                                                                2,028,704
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 1.4%
      4,000   Amcor Ltd., 7.250%..........................................................        190,000
     10,000   Calenergy Capital II, 6.250%+...............................................        525,000
     12,000   International Paper, 5.250%.................................................        586,500
     10,990   News Corp. Ltd., 5.000%.....................................................        978,110
      9,000   Occidental Petroleum Corp., $3.025+.........................................        590,625
      4,000   Rouse Co., Series B, $3.000.................................................        202,000
---------------------------------------------------------------------------------------------------------
                                                                                                3,072,235
---------------------------------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,730,477)......................      5,100,939
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
BONDS -- 18.0%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.5%
$   500,000   Great Western Financial, 6.375% due 7/1/00..................................   $    501,875
  5,000,000   Nationwide Health, 6.900% due 10/1/37.......................................      5,143,750
---------------------------------------------------------------------------------------------------------
                                                                                                5,645,625
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.9%
  2,000,000   Canada - Global Bond, 6.375% due 7/21/05....................................      2,040,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 9.0%
  2,000,000   Becton Dickinson, 8.800% due 3/1/01.........................................      2,147,500
  2,000,000   Cox Communications Inc., 6.875% due 6/15/05.................................      2,045,000
  3,000,000   IBM International, 6.250% due 10/10/2000....................................      3,012,222
    200,000   Omnicom Inc., 2.250% due 1/6/13.............................................        210,750
  4,000,000   Philip Morris Co., Inc., 7.750% due 1/15/27.................................      4,335,000
  1,000,000   Signet Master Trust, 1993-4b, 5.800% due 3/15/99............................        997,830
  2,020,000   Tele-Comm Inc., 9.650% due 10/1/03..........................................      2,234,625
  5,000,000   Xerox Corp., 6.250% due 11/15/26++..........................................      5,081,250
---------------------------------------------------------------------------------------------------------
                                                                                               20,064,177
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 1.3%
  3,000,000   TRW Inc., 6.250% due 1/5/98.................................................      2,997,917
---------------------------------------------------------------------------------------------------------
OIL -- 0.2%
    500,000   Apache Corp, 6.000% due 1/15/02.............................................        571,250
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 2.3%
  5,000,000   Bellsouth Cap Funding, 6.040% due 11/15/26..................................      5,056,250
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.8%
  3,000,000   CSX, 6.950% due 5/1/27+.....................................................      3,078,750
    880,199   Wilmington Trust, 9.250% due 1/2/07+........................................        903,366
---------------------------------------------------------------------------------------------------------
                                                                                                3,982,116
---------------------------------------------------------------------------------------------------------
              TOTAL CORPORATE BONDS (Cost -- $38,805,078).................................     40,357,335
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 3.2%
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.2%
    500,000   USF&G Corp., zero coupon due 3/3/09.........................................        345,000
---------------------------------------------------------------------------------------------------------
GOVERNMENT - NATIONAL -- 0.3%
    500,000   Republic of Italy, 5.000% due 6/28/01.......................................        615,000
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.4%
  1,108,000   Alza Corp., zero coupon due 7/14/14.........................................        509,680
    500,000   Athena Neurosciences Inc., 4.750% due 11/15/04+.............................        511,875
    300,000   Berkshire Hathaway, 1.000% due 12/2/01......................................        479,625
    500,000   CUC International Inc., 3.000% due 2/15/02+.................................        630,000
    300,000   GVC Corp. Ltd., zero coupon due 5/21/02+....................................        315,000
    500,000   Home Depot Inc., 3.250% due 10/1/01.........................................        680,000
    300,000   Inco Ltd., 7.750% due 3/15/16...............................................        300,750
    300,000   Indian Petrochemicals, 2.500% due 3/11/02+ ++...............................        288,000
  1,000,000   Marriott International, zero coupon due 3/25/11.............................        647,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              MANAGED ASSETS TRUST

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.4% (CONTINUED)
$   100,000   Omnicom, 4.250% due 1/3/07..................................................   $    139,875
    500,000   Scholastic Corp., 5.000% due 8/15/05........................................        443,125
    200,000   Taiwan Semiconductor, zero coupon due 7/3/02+...............................        214,000
    200,000   Telefonica Europa, 2.000% due 7/15/02.......................................        216,500
---------------------------------------------------------------------------------------------------------
                                                                                                5,375,930
---------------------------------------------------------------------------------------------------------
UTILITY - ELECTRIC -- 0.3%
    600,000   Potomac Electric Power Co., 5.000% due 9/1/02...............................        582,750
---------------------------------------------------------------------------------------------------------
              TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $6,037,041)......................      6,918,680
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 11.8%
    375,000   U.S. Treasury Bill, 5.010% due 3/12/98++....................................        371,350
  3,000,000   U.S. Treasury Note, 5.875% due 9/30/02......................................      3,017,520
  3,000,000   U.S. Treasury Note, 7.875% due 11/15/04.....................................      3,355,470
  2,000,000   U.S. Treasury Note, 6.500% due 8/15/05......................................      2,087,540
  3,000,000   U.S. Treasury Note, 6.125% due 8/15/07++....................................      3,084,180
  5,000,000   U.S. Treasury Strips, zero coupon due 2/15/04...............................      3,536,400
  4,950,003   FHLMC, 8.00% due 9/1/04.....................................................      5,115,482
    299,635   FHLMC, 8.500% due 9/1/02....................................................        308,435
  3,500,000   FNMA Dwarf, 6.00% due 5/15/12#..............................................      3,439,835
    155,906   FNMA, 8.500% due 3/1/05.....................................................        161,997
    892,165   GNMA, 7.500% due 12/15/25 @.................................................        914,742
    323,403   GNMA, 9.000% due 12/15/16 @.................................................        346,043
    499,110   GNMA, 9.500% due 3/15/20 @..................................................        540,288
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT SECTOR (Cost -- $25,974,482)..........................     26,279,282
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $174,247,268)................................    220,873,621
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
  2,527,000   Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $2,527,889; (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02; Market
              value -- $2,580,189) (Cost -- $2,527,000)...................................      2,527,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $176,774,268*)...........................   $223,400,621
---------------------------------------------------------------------------------------------------------

 ++ Non-income producing security.
 + Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++ Security is segregated by the Custodian for futures contract commitments and/or for securities traded on a "to-be-announced" basis.
 # Security is traded on a "to-be-announced" basis (See Note 8).
 @ Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 91.4%
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.0%
$250,000    B        Stanadyne Automotive Corp., Sr. Sub. Notes, 10.250% due 12/15/07+......   $   250,000
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 2.3%
 100,000    B+       Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+.....................       105,000
 150,000    B-       Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07+.............       154,500
 300,000    B        Polymer Group Inc., Sr. Sub. Notes, Series B, 9.000% due 7/1/07........       300,000
----------------------------------------------------------------------------------------------------------
                                                                                                   559,500
----------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 2.3%
 200,000    B-       Amscan Holdings, Sr. Sub. Notes, 9.875% due 12/15/07+..................       204,500
 340,000    NR       French Fragrances Inc., Sr. Notes, Series B, 10.375% due 5/15/07+......       358,700
----------------------------------------------------------------------------------------------------------
                                                                                                   563,200
----------------------------------------------------------------------------------------------------------
ENERGY -- 5.8%
 125,000    B        Anker Coal Group Inc., Sr. Notes, 9.750% due 10/1/07+..................       125,000
  74,000    B-       Belden Blake Corp., Sr. Sub. Notes, Series B, 9.875% due 6/15/07+......        75,017
 230,000    B        Energy Corp. of America, Sr. Sub. Notes, Series A, 9.500% due
                       5/15/07..............................................................       230,575
 200,000    B-       Panaco Inc., Sr. Notes, 10.625% due 10/1/04+...........................       201,500
 400,000    B+       Parker Drilling Corp., Sr. Notes, Series B, 9.750% due 11/15/06+.......       432,000
 200,000    B        Southwest Royalties Inc., Sr. Notes, 10.500% due 10/15/04+.............       198,000
  65,000    B+       Transamerican Energy Corp., Sr. Secured Notes, 11.500% due 6/15/02+....        63,863
 100,000    BB       Triton Energy Ltd., Sr. Notes, 8.750% due 4/15/02......................       102,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,428,455
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1%
 100,000    B-       American Banknote, Sr. Sub. Notes, 11.250% due 12/1/07+(a).............       100,375
 400,000    B-       B. F. Saul Real Estate Investment Trust, Sr. Secured Notes, Series B,
                       11.625% due 4/1/02+..................................................       428,000
 250,000    B-       ITT Publimedia, Sr. Sub. Notes, 9.375% due 9/15/07.....................       263,750
 464,000    B-       Unicco Service Finance, Sr. Sub. Notes, 9.875% due 10/15/07+...........       465,740
----------------------------------------------------------------------------------------------------------
                                                                                                 1,257,865
----------------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 15.2%
 350,000    B        AFC Enterprises Inc., Sr. Sub. Notes, 10.250% due 5/15/07+.............       370,125
 500,000    B+       Americold Corp., 1st Mortgage, Series B, 11.500% due 3/1/05............       535,625
 150,000    NR       Archibald Candy Corp., Sr. Secured Notes, 10.250% due 7/1/04+..........       157,125
 500,000    B-       Duane Reade Corp., Sr. Notes, Series B, 12.000% due 9/15/02............       525,000
 285,225    NR       Food 4 Less Holdings Inc., Sr. Sub. Debentures, Payment-in-kind,
                       13.625% due 6/15/07..................................................       347,974
 236,896    NR       FRD Acquisition Co., Sr. Notes, Series B, 12.500% due 7/15/04..........       257,032
 290,000    BB-      Fresh Del Monte Produce N.V., Sr. Notes, 10.000% due 5/1/03............       303,412
 180,000    B        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07...............       181,350
 150,000    B+       Mrs. Fields Original Cookies Inc., Sr. Notes, 10.125% due 12/1/01+.....       151,125
  80,000    B        Penn Traffic Co., Sr. Notes, 8.625% due 12/15/03.......................        68,500
  90,000    B-       Pueblo Xtra International Inc., Sr. Notes, 9.500% due 8/1/03...........        85,500
 300,000    B        Ralph's Supermarket Inc., Sr. Sub. Notes, 10.450% due 6/15/04..........       338,250
 140,000    B+       Shoppers Food Warehouse Corp., Sr. Notes, 9.750% due 6/15/04+..........       143,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
FOOD AND DRUG -- 15.2% (CONTINUED)
$100,000    B        Toms Foods Inc., Sr. Notes, 10.500% due 11/1/04+.......................   $   100,000
 210,000    NR       Windy Hill Pet Food Inc., Sr. Sub. Notes, 9.750% due 5/15/07+..........       218,925
----------------------------------------------------------------------------------------------------------
                                                                                                 3,783,443
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 1.2%
 300,000    B        Silgan Holdings Inc., Sr. Sub. Debentures, 9.000% due 6/1/09+..........       308,625
----------------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 5.8%
  50,000    B        Alliance Gaming Corp., Sr. Sub Notes, 10.000% due 8/1/07+..............        50,375
 200,000    B+       Autotote Corp., Sr. Notes, 10.875% due 8/1/04..........................       209,000
 407,000    B-       Bally's Total Fitness Holdings Corp., Sr. Sub. Notes, 9.875% due
                       10/15/07+............................................................       411,070
 100,000    NR       Colorado Gaming Entertainment Co., Sr. Secured Notes, Payment-in-kind,
                       12.000% due 6/1/03...................................................       108,000
 100,000    B-       Fitzgerald Gaming Corp., Sr. Secd. Notes, 12.25% due 12/15/04+.........       101,000
 180,000    BB       Grand Casinos Inc., 1st Mortgage Notes, 10.125% due 12/1/03............       194,400
 350,000    B+       Hollywood Casino Corp., Guaranteed Sr. Secured Notes, 12.750% due
                       11/1/03..............................................................       374,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,448,345
----------------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.7%
 160,000    B        Physician Sales and Services Inc., Sr. Sub Notes, 8.500% due
                       10/1/07+.............................................................       164,800
----------------------------------------------------------------------------------------------------------
HOUSING -- 7.3%
 421,300    NR       Encor Group Inc., Sub. Notes, Series C, 11.000% due 12/15/01...........       442,365
 350,000    BB+      Greystone Homes Inc., Sr. Notes, 10.750% due 3/1/04....................       382,812
 100,000    BB-      Johns Manville International Group Inc., Sr. Notes, 10.875% due
                       12/15/04.............................................................       111,000
 200,000    BB       Kaufman Broad Home Corp., Sr. Notes, 7.750% due 10/15/04...............       198,000
 150,000    B-       Kevco Inc., Sr. Sub. Notes, 10.375% due 12/1/07+.......................       153,375
 250,000    B+       NVR Inc., Sr. Notes, 11.000% due 4/15/03...............................       270,625
 255,000    B-       Reliant Building Products Inc., Sr. Sub. Notes, Series B, 10.875% due
                       5/1/04+..............................................................       266,156
----------------------------------------------------------------------------------------------------------
                                                                                                 1,824,333
----------------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 0.7%
 160,000    B+       Unisys Corp., Sr. Notes, Series B, 12.000% due 4/15/03.................       181,200
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 6.2%
 250,000    B+       Burke Industries Inc., Sr. Notes, 10.00% due 8/15/07+..................       260,000
 250,000    B+       Pillowtex Corp., Sr. Sub. Notes, 9.000% due 12/15/07+..................       255,938
 250,000    B-       Roller Bearing Co., Guaranteed Sr. Sub. Notes, 9.625% due 6/15/07+.....       251,875
  50,000    B        Selmer Co., Inc., Sr. Sub. Notes, 11.000% due 5/15/00..................        55,187
 100,000    B-       Sullivan Graphics Inc., Sr. Sub. Notes, 12.750% due 8/1/05+............       102,000
 267,000    B-       Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02+...................       305,047
 140,000    B-       Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07+....................       144,725
 150,000    B-       Werner Holdings Co., Inc., Sr. Sub. Notes, 10.000% due 11/15/07+.......       154,125
----------------------------------------------------------------------------------------------------------
                                                                                                 1,528,897
----------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.5%
 300,000    B        Affinity Group Inc., Sr. Sub. Notes, 11.500% due 10/15/03..............       320,625
                     American Communications Services:
  95,000    NR         Sr. Disc. Notes, step bond to yield 12.656% due 11/1/05..............        76,475
 100,000    NR         Sr. Notes, 13.750% due 7/15/07+......................................       118,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 15.5% (CONTINUED)
$200,000    BB+      Cablevision Systems Corp., Sr. Notes, 7.875% due 12/15/07..............   $   204,750
 500,000    NR       Commodore Media Inc., Sr. Sub. Notes, 7.500% due 5/1/03................       557,500
 350,000    B-       Diamond Cable Communication PLC., Sr. Discount Notes, step bond to
                       yield 10.750% due 2/15/07+...........................................       239,750
 200,000    B+       James Cable Partners LP Fin Corp., Sr. Notes, Series B, 10.750% due
                       8/15/04..............................................................       211,500
 250,000    B-       Kabelmedia Holdings GMBH, Sr. Discount Notes, step bond to yield
                       12.840% due 8/1/06...................................................       183,437
 400,000    B-       Paxson Communications Corp., Sr. Sub. Notes, 11.625% due 10/1/02+......       429,000
 200,000    B-       Pegasus Communications Corp., Sr. Notes, 9.625% due 10/15/05+..........       205,500
 400,000    B-       Pegasus Media Communications Inc., Notes, Series B, 12.500% due
                       7/1/05+..............................................................       457,000
 250,000    B-       Plitt Theaters Inc., Sr. Sub. Notes, 10.875% due 6/15/04...............       269,375
 100,000    B-       Source Media Inc., Sr. Notes, 12.000% due 11/01/04+....................        99,000
 150,000    B+       Telewest Communications PLC, Sr. Discount Debentures, step bond to
                       yield 10.751% due 10/1/07............................................       117,000
 150,000    B-       Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07+......       155,250
 240,000    B-       United International Holdings Inc. Ltd., Sr. Secured Discount Notes,
                       zero coupon to yield 12.160% due 11/15/99............................       196,800
----------------------------------------------------------------------------------------------------------
                                                                                                 3,841,462
----------------------------------------------------------------------------------------------------------
METALS/MINERALS -- 1.6%
 300,000    B-       ACME Metals Inc., Sr. Notes, 10.875% due 12/15/07+.....................       294,750
 100,000    NR       Continental Global Group Corp., Sr. Notes, 11.000% due 4/1/07..........       107,000
----------------------------------------------------------------------------------------------------------
                                                                                                   401,750
----------------------------------------------------------------------------------------------------------
PAPER -- 3.4%
 400,000    B        Mail-Well Corp., Sr. Sub. Notes, 10.500% due 2/15/04+..................       430,000
 270,000    BB-      Paperboard Industries International Inc., Sr. Notes, 8.375% due
                       9/15/07+.............................................................       274,725
 133,000    B-       Riverwood International Corp., Sr. Notes, 10.625% due 8/1/07...........       134,995
----------------------------------------------------------------------------------------------------------
                                                                                                   839,720
----------------------------------------------------------------------------------------------------------
RETAIL -- 3.2%
 500,000    B+       KMart Corp., Medium Term Notes, 7.900% due 12/14/00....................       500,625
 300,000    BB-      Specialty Retailers Inc., Sr. Notes, 8.500% due 7/15/05+...............       306,000
----------------------------------------------------------------------------------------------------------
                                                                                                   806,625
----------------------------------------------------------------------------------------------------------
SERVICES -- 5.1%
 100,000    B-       Details Inc., Sr. Sub. Notes, 10.00% due 11/15/05+.....................       102,750
 260,000    CCC+     Florists Transworld Delivery Inc., Sr. Sub. Notes, Series B, 14.000%
                       due 12/15/01.........................................................       291,200
 150,000    B-       ICF Kaiser International Inc., Sr. Sub. Notes, 13.00% due 12/31/03.....       157,500
 250,000    B-       Production Resource Group LLC, Sr. Sub. Notes, 11.500% due 1/15/08+....       251,250
 260,000    B-       Richmont Marketing Specialists, Sr. Sub. Notes, 10.125% due
                       12/15/07+............................................................       264,550
 200,000    B-       Williams Scotsman Inc., Sr. Notes, 9.875% due 6/1/07+..................       207,000
----------------------------------------------------------------------------------------------------------
                                                                                                 1,274,250
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.3%
 400,000    B-       Communications Instruments Inc., Sr. Sub. Notes, 10.000% due
                       9/15/04+.............................................................       408,000
 400,000    NR       Jordan Telecommunications Products, Sr. Discount Notes, Series B, step
                       bond to yield 10.629% due 08/1/07+...................................       322,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  FACE
 AMOUNT    RATING                                   SECURITY                                      VALUE
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 5.3% (CONTINUED)
$150,000    NR       Knology Holdings Inc., Sr. Discount Notes, step bond to yield 11.875%
                       due 10/15/07+(a).....................................................   $    82,500
 240,000    CCC      Nextel Communications Inc., Sr. Discount Notes, step bond to yield
                       9.750% due 10/31/07+.................................................       146,400
 200,000    B-       TSF Communications Corp., Sr. Sub. Notes, 10.375% due 11/1/07+.........       199,500
 200,000    B-       USN Communications Inc., Sr. Notes, step bond to yield 14.618% due
                       8/15/04..............................................................       153,500
----------------------------------------------------------------------------------------------------------
                                                                                                 1,311,900
----------------------------------------------------------------------------------------------------------
TEXTILES -- 0.8%
 200,000    B+       Delta Mills Inc., Sr. Notes, 9.625% due 9/1/07+........................       204,000
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.9%
 260,000    B        Atlantic Express Transportation Corp., Sr. Secured Notes, 10.750% due
                       2/1/04+..............................................................       276,250
 300,000    B-       Atlas Air Inc., Sr. Notes, 10.750% due 8/1/05..........................       317,250
 130,000    B+       Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04+...............       132,925
----------------------------------------------------------------------------------------------------------
                                                                                                   726,425
----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES (Cost -- $21,621,626)..................    22,704,795
----------------------------------------------------------------------------------------------------------

  SHARES                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
STOCK -- 2.0%
----------------------------------------------------------------------------------------------------------
ENERGY -- 0.3%
       264             BayCorp Holdings Ltd. ...............................................         1,749
       740             Paxson Communications Corp., Preferred, Payment-in-kind, Exchangeable
                         12.500%............................................................        74,740
----------------------------------------------------------------------------------------------------------
                                                                                                    76,489
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.8%
     1,300             SFX Broadcasting Inc., Series E, Preferred, Payment-in-kind,
                         Exchangeable 12.625%...............................................       154,700
     2,000             Source Media Inc., Preferred, Payment-in-kind, Exchangeable
                         13.500%............................................................        50,500
----------------------------------------------------------------------------------------------------------
                                                                                                   205,200
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.9%
     2,000             American Communications Services Inc., Preferred, Payment-in-kind
                         Exchangeable 12.750%+..............................................       209,000
----------------------------------------------------------------------------------------------------------
                       TOTAL STOCK (Cost -- $461,588).......................................       490,689
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                             HIGH YIELD BOND TRUST

  SHARES                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.1%
     1,600             Terex Corp., Expire 5/15/02++........................................   $    28,800
----------------------------------------------------------------------------------------------------------
METAL PRODUCTS -- 0.0%
       500             Gulf State Steel Alabama Inc., Expire 4/15/03+++.....................         2,500
     2,000             USN Communications Inc., Expire 8/15/04..............................            20
----------------------------------------------------------------------------------------------------------
                                                                                                     2,520
----------------------------------------------------------------------------------------------------------
                       TOTAL WARRANTS (Cost -- $17).........................................        31,320
----------------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $22,083,231)..........................    23,226,804
----------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$1,603,000             Citibank, 6.350% due 1/2/98, Proceeds at maturity -- $1,603,563
                       (Fully collaterized by U.S. Treasury Notes, 6.625% due 4/30/02;
                       Market value -- $1,671,128) (Cost -- $1,603,000).....................     1,603,000
----------------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $23,686,231**)....................   $24,829,804
----------------------------------------------------------------------------------------------------------

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) Security issued with attached warrants.
 ++ Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                      STANDARD &     % OF TOTAL CORPORATE
MOODY'S     AND/OR      POOR'S          BONDS & NOTES
---------------------------------------------------------
  B                      B                    76.0%
 Ba                     BB                     9.0
 Caa                    CCC                    1.0
 NR                     NR                    14.0
---------------------------------------------------------
                                             100.0%
---------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA             --   Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA              --   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A               --   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB             --   Debt rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC   --   Debt rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C               --   The rating "C" is reserved for income bonds on which no interest is being paid.
D               --   Debt rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa             --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment fisk and are generally referred to as "gilt edge."
                     Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa              --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                     Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A               --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa             --   Bonds that are rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba              --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B               --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                     Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa             --   Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca              --   Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C               --   Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR              --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 85.0%
---------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE -- 1.5%
     99,700    Textron Inc. ..............................................................   $  6,231,250
---------------------------------------------------------------------------------------------------------
AIRLINES -- 3.1%
     15,850    Alaska Air Group, Inc. ....................................................        614,188
    135,225    UAL Corp.++................................................................     12,508,312
---------------------------------------------------------------------------------------------------------
                                                                                               13,122,500
---------------------------------------------------------------------------------------------------------
BANKING -- 5.4%
     57,800    Bank of New York...........................................................      3,341,563
    103,190    Citicorp...................................................................     13,047,086
     42,825    Mercantile Bancorp, Inc....................................................      2,633,738
     11,016    Wells Fargo & Co. .........................................................      3,739,244
---------------------------------------------------------------------------------------------------------
                                                                                               22,761,631
---------------------------------------------------------------------------------------------------------
BEVERAGE -- 6.0%
     93,250    Coca-Cola Co...............................................................      6,212,781
    526,100    Coca-Cola Enterprises......................................................     18,709,431
---------------------------------------------------------------------------------------------------------
                                                                                               24,922,212
---------------------------------------------------------------------------------------------------------
CHEMICAL -- 6.2%
    175,575    Cytec Industries Inc.++....................................................      8,241,052
    375,350    Monsanto Co. ..............................................................     15,764,700
     75,070    Solutia Inc. ..............................................................      2,003,431
---------------------------------------------------------------------------------------------------------
                                                                                               26,009,183
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.9%
     65,000    Qwest Communications International, Inc.++.................................      3,867,500
---------------------------------------------------------------------------------------------------------
COMPUTERS -- 6.7%
    200,750    Compaq Computer Corp. .....................................................     11,329,828
    196,150    Dell Computer Corp.++......................................................     16,476,600
---------------------------------------------------------------------------------------------------------
                                                                                               27,806,428
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 1.8%
    375,000    US Office Products Co......................................................      7,359,375
---------------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 4.0%
    227,450    General Electric Co. ......................................................     16,689,144
---------------------------------------------------------------------------------------------------------
DRUGS AND HEALTHCARE -- 13.7%
    296,950    Eli Lilly & Co. ...........................................................     20,675,144
    253,225    Pfizer, Inc. ..............................................................     18,881,089
    143,375    Warner-Lambert Co. ........................................................     17,778,500
---------------------------------------------------------------------------------------------------------
                                                                                               57,334,733
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
    126,950    Texas Instruments Inc. ....................................................      5,712,750
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 12.3%
    226,425    Charles Schwab Corp........................................................   $  9,495,698
    179,325    Federal Home Loan Mortgage Corp............................................      7,520,442
    196,655    Federal National Mortage Association.......................................     11,221,626
    120,905    Merrill Lynch & Co., Inc...................................................      8,818,508
     63,300    SLM Holding Corp. .........................................................      8,806,613
     98,075    State Street Boston Corp. .................................................      5,706,739
---------------------------------------------------------------------------------------------------------
                                                                                               51,569,626
---------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 2.0%
    277,400    Delta & Pine Land Co.......................................................      8,460,700
---------------------------------------------------------------------------------------------------------
OIL & GAS -- 6.8%
    169,500    Diamond Offshore Drilling, Inc.............................................      8,157,188
    204,375    Schlumberger Ltd...........................................................     16,452,187
     83,250    Transocean Offshore Inc. ..................................................      4,011,609
---------------------------------------------------------------------------------------------------------
                                                                                               28,620,984
---------------------------------------------------------------------------------------------------------
RETAIL -- 0.6%
     69,750    Fred Meyer, Inc.++.........................................................      2,537,156
---------------------------------------------------------------------------------------------------------
SOFTWARE -- 9.4%
     85,900    America Online, Inc. ......................................................      7,661,206
    150,500    Cisco Systems, Inc.++......................................................      8,390,375
    158,650    J.D. Edwards & Co. ........................................................      4,680,175
    142,350    Microsoft Corp.++..........................................................     18,398,738
---------------------------------------------------------------------------------------------------------
                                                                                               39,130,494
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
    167,325    Lucent Technologies Inc. ..................................................     13,365,084
---------------------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $258,949,318)..................................    355,500,750
---------------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.1%
      2,183    Philips Electronics........................................................        130,939
     96,000    Sony Corp. ................................................................      8,564,506
---------------------------------------------------------------------------------------------------------
               TOTAL FOREIGN STOCK (Cost -- $8,786,658)...................................      8,695,445
---------------------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $267,735,976)...............................    364,196,195
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           CAPITAL APPRECIATION FUND

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.9%
$54,062,000    Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $54,081,068 (Fully collateralized by U.S. Treasury Notes, 6.125% due 12/31/01; Market
               value -- $50,562,500; and U.S. Treasury Notes, 6.625% due 4/30/02; Market
               value -- $4,581,788) (Cost -- $54,062,000).................................   $ 54,062,000
---------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $321,797,976*)..........................   $418,258,195
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                               CASH INCOME TRUST

  FACE                                                                            ANNUALIZED
 AMOUNT                                  SECURITY                                   YIELD           VALUE
------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 97.8%
$ 400,000   Asset Securitization Corp. matures 1/26/98........................      5.97%        $   398,364
  400,000   Bell Atlantic Financial matures 1/6/98............................      5.76             399,684
  400,000   BHP Finance (USA) Inc. matures 1/26/98............................      5.76             398,359
  500,000   Campbell Soup Co. matures 1/22/98.................................      5.78             498,338
  500,000   Ciesco L.P. matures 1/22/98.......................................      5.83             498,323
  400,000   Corporate Asset Funding matures 1/8/98............................      5.70             399,563
  450,000   Daimler-Benz North America matures 1/20/98........................      5.77             448,649
  500,000   Dillard Investment Co., Inc., matures 1/13/98.....................      6.03             499,008
  300,000   Export Development Corp. matures 1/26/98..........................      5.63             298,844
  400,000   Ford Motor Credit Corp. matures 1/8/98............................      5.69             399,564
  500,000   General Electric Capital Corp. matures 2/19/98....................      5.83             496,087
  400,000   General Mills Inc. matures 1/8/98.................................      5.73             399,561
  500,000   Goldman, Sachs Group L.P. matures 1/29/98.........................      5.93             497,725
  500,000   H.J. Heinz Co. matures 2/3/98.....................................      5.83             497,365
  500,000   Household Finance Corp. mature 1/7/98.............................   5.64 to 5.90        499,530
  400,000   IBM Credit Corp. matures 1/7/98...................................      5.73             399,623
  500,000   Johnson Controls matures 1/20/98..................................      5.96             498,448
  400,000   J.P. Morgan matures 1/6/98........................................      5.66             399,690
  400,000   Manitoba Hydro Electric matures 2/19/98...........................      5.75             396,913
  400,000   Morgan Stanley matures 1/22/98....................................      5.78             398,670
  500,000   Northern Indiana Public Service Corp. matures 1/21/98.............      5.93             498,375
  500,000   Pearson, Inc. matures 1/12/98.....................................      5.93             499,107
  500,000   Potomac Electric Power Co. matures 1/9/98.........................      6.18             499,322
  500,000   PPG Industries matures 1/29/98....................................      5.71             497,811
  500,000   Progress Capital Holdings matures 1/5/98..........................      5.83             499,680
  500,000   Prudential Funding Co. mature 1/4/98 to 1/21/98...................   5.84 to 5.85        498,483
  500,000   Southern New England Telecom matures 1/20/98......................      5.90             498,464
  500,000   Tampa Electric Co. matures 1/12/98................................      5.93             499,106
  500,000   Teco Finance Inc. matures 1/23/98.................................      5.79             498,255
------------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER (Cost -- $13,210,911)......................                    13,210,911
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
  293,000   Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $293,101;
            (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02;
            Market value -- $302,325) (Cost -- $293,000)......................                       293,000
------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $13,503,911*)..................                   $13,503,911
------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         CASH
                                                        ASSETS         BOND       APPRECIATION     INCOME
                                                        TRUST          TRUST          FUND          TRUST
------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..............................  $174,247,268   $22,083,231   $267,735,976   $13,210,911
  Repurchase agreements -- Cost....................     2,527,000     1,603,000     54,062,000       293,000
------------------------------------------------------------------------------------------------------------
  Investments, at value............................  $220,873,621   $23,226,804   $364,196,195   $13,210,911
  Repurchase agreements, at value..................     2,527,000     1,603,000     54,062,000       293,000
  Cash.............................................           751           706            671           727
  Receivable for securities sold...................     4,388,391            --      1,145,361            --
  Dividends and interest receivable................     1,143,590       438,675        181,502            50
  Receivable for Fund shares sold..................        13,881        32,647        405,581            --
  Receivable from affiliate........................            --            --             --        23,348
------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.....................................   228,947,234    25,301,832    419,991,310    13,528,036
------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.................     4,907,054            --     12,011,596            --
  Investment advisory fees payable.................        93,346        10,583        252,953            --
  Administration fees payable......................        11,241         1,270         20,236            --
  Dividends payable................................            --            --             --        24,178
  Accrued expenses.................................        65,313        17,801          5,308        10,057
------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES................................     5,076,954        29,654     12,290,093        34,235
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital..................................  $160,370,796   $25,718,998   $295,792,208   $13,493,801
  Undistributed net investment income..............     6,032,308     1,906,327      1,757,481            --
  Accumulated net realized gain (loss) from
     security transactions and futures contracts...    10,907,773    (3,496,720)    13,691,309            --
  Net unrealized appreciation of investments and
     futures contracts.............................    46,559,403     1,143,573     96,460,219            --
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS...................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.................................    12,682,454     2,554,899      8,801,078    13,493,801
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.........................        $17.65         $9.89         $46.32         $1.00
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                             MANAGED     HIGH YIELD     CAPITAL        CASH
                                                             ASSETS         BOND      APPRECIATION    INCOME
                                                              TRUST        TRUST          FUND        TRUST
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $ 5,078,799   $2,071,449   $  1,882,080   $339,989
  Dividends..............................................    2,263,576       12,591      2,639,119         --
  Less: Foreign withholding tax..........................           --           --        (45,564)        --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................    7,342,375    2,084,040      4,475,635    339,989
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)......................    1,035,501      105,287      2,436,487     19,634
  Administration fees (Note 3)...........................      121,093       11,741        183,798      3,644
  Shareholder communications.............................       63,998        6,000         42,800        800
  Audit and legal........................................       43,732       21,000         19,913     18,050
  Custody................................................       23,298       10,400         20,160      6,257
  Shareholder and system servicing fees..................        7,799       11,200          7,673      6,012
  Trustees' fees.........................................        6,025        6,000          5,909      6,544
  Registration fees......................................           --           --             --      3,080
  Other..................................................        5,884        6,085          1,414      1,800
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.........................................    1,307,330      177,713      2,718,154     65,821
  Less: Expense reimbursement (Note 3)...................           --           --             --    (31,300)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES...........................................    1,307,330      177,713      2,718,154     34,521
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................    6,035,045    1,906,327      1,757,481    305,468
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).......................................   14,416,928      813,430     14,695,393        (72)*
     Futures contracts...................................   (1,488,265)          --             --         --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)...............................   12,928,663      813,430     14,695,393        (72)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Futures Contracts:
     Beginning of year...................................   25,676,994      658,102     45,698,691         --
     End of year.........................................   46,559,403    1,143,573     96,460,219         --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION................   20,882,409      485,471     50,761,528         --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.....   33,811,072    1,298,901     65,456,921        (72)
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS...................  $39,846,117   $3,205,228   $ 67,214,402   $305,396
-------------------------------------------------------------------------------------------------------------

* Represents net realized losses from the sale of short-term securities for Cash Income Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                       MANAGED      HIGH YIELD      CAPITAL         CASH
                                                        ASSETS         BOND       APPRECIATION     INCOME
                                                        TRUST          TRUST          FUND          TRUST
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................  $  6,035,045   $ 1,906,327   $  1,757,481   $   305,468
  Net realized gain (loss).........................    12,928,663       813,430     14,695,393           (72)
  Increase in net unrealized appreciation..........    20,882,409       485,471     50,761,528            --
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........    39,846,117     3,205,228     67,214,402       305,396
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income............................    (1,469,979)      (15,738)            --      (305,378)
  Net realized gains...............................    (4,813,889)           --         (2,626)           --
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.................    (6,283,868)      (15,738)        (2,626)     (305,378)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................     7,217,202     7,500,172    143,131,359    28,240,251
  Net asset value of shares issued for
     reinvestment of dividends.....................     6,283,868        15,738          2,626       286,879
  Cost of shares reacquired........................   (11,803,520)   (2,724,265)   (26,776,295)  (18,576,002)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................     1,697,550     4,791,645    116,357,690     9,951,128
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................    35,259,799     7,981,135    183,569,466     9,951,146
NET ASSETS:
  Beginning of year................................   188,610,481    17,291,043    224,131,751     3,542,655
------------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................  $223,870,280   $25,272,178   $407,701,217   $13,493,801
------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of: .............................................    $6,032,308    $1,906,327     $1,757,481            --
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1996

                                                        MANAGED      HIGH YIELD      CAPITAL         CASH
                                                         ASSETS         BOND       APPRECIATION     INCOME
                                                         TRUST          TRUST          FUND          TRUST
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................  $  6,221,446   $ 1,631,694   $  1,149,455   $    94,484
  Net realized gain (loss)..........................    13,430,793      (304,388)    13,938,060            --
  Increase in net unrealized appreciation...........     3,373,072       857,828     24,478,515            --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS............    23,025,311     2,185,134     39,566,030        94,484
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.............................   (10,914,123)   (2,978,125)    (1,741,271)      (94,502)
  Net realized gains................................   (17,258,729)           --    (23,015,510)           --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS..................   (28,172,852)   (2,978,125)   (24,756,781)      (94,502)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..................     7,067,309     5,233,862     72,301,317     9,941,686
  Net asset value of shares issued for
     reinvestment of dividends......................    28,172,852     2,978,125     24,756,781        94,502
  Cost of shares reacquired.........................   (12,757,653)   (3,030,251)    (9,891,028)   (7,910,199)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS........................    22,482,508     5,181,736     87,167,070     2,125,989
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..............................    17,334,967     4,388,745    101,976,319     2,125,971
NET ASSETS:
  Beginning of year.................................   171,275,514    12,902,298    122,155,432     1,416,684
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*......................................  $188,610,481   $17,291,043   $224,131,751   $ 3,542,655
-------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.............................      $689,249     $(172,955)      $219,605            --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $818,671 was reclassified to paid-in capital. In addition, for the Capital Appreciation Fund, a portion of accumulated net realized gain amounting to $144 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Cash Income Trust declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Cash Income Trust ("CIT"). MAT, CAF and CIT pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of: 0.50% on the first $50,000,000, 0.40% on the next $100,000,000,
0.30% on the next $100,000,000 and 0.25% on the amount over $250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly. The Travelers reimbursed CIT for expenses of $31,300.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management, Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Brokerage commissions of $15,010 were received from affiliated brokers.

     One Trustee and all officers of the Funds are employees of Travelers Group Inc., or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Purchases.................................................... $186,544,096     $35,518,049     $362,587,231
-----------------------------------------------------------------------------------------------------------
Sales........................................................  177,972,207      26,755,511     264,154,624
-----------------------------------------------------------------------------------------------------------


     At December 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED           HIGH           CAPITAL
                                                                 ASSETS        YIELD BOND      APPRECIATION
                                                                 TRUST            TRUST            FUND
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation................................  $47,904,567      $1,161,383     $102,374,047
Gross unrealized depreciation................................   (1,278,214)        (17,810)     (5,913,828)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation..................................  $46,626,353      $1,143,573     $96,460,219
-----------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 1997, MAT had sold 26 financial futures contracts on the Standard & Poor's 500 Index expiring in March 1998. The basis value of such contracts was $6,297,200. The market value of such contracts on December 31, 1997 was $6,364,150, thereby resulting in an unrealized loss of $66,950.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Funds exercise a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1997, the Funds had no open purchased call or put options contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, MAT held one TBA security with a cost of $3,439,470.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, HYBT had, for Federal income tax purposes, approximately $3,281,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                        1998          1999        2000         2001        2002         2004
--------------------------------------------------------------------------------------------------------------
Carryforward Amounts...............  $1,970,000     $748,000     $48,000     $134,000     $38,000     $343,000
--------------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold....................................................          430,658              469,580
Shares issued on reinvestment..................................          364,705            1,926,518
Shares redeemed................................................         (707,124)            (847,611)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................           88,239            1,548,487
--------------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold....................................................          811,252              591,013
Shares issued on reinvestment..................................            1,591              356,007
Shares redeemed................................................         (294,426)            (343,196)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................          518,417              603,824
--------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold....................................................        3,339,655            1,994,300
Shares issued on reinvestment..................................               59              716,103
Shares redeemed................................................         (642,619)            (287,644)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        2,697,095            2,422,759
--------------------------------------------------------------------------------------------------------
CASH INCOME TRUST
Shares sold....................................................       28,240,251            9,941,686
Shares issued on reinvestment..................................          286,879               94,502
Shares redeemed................................................      (18,576,002)          (7,910,199)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................        9,951,128            2,125,989
--------------------------------------------------------------------------------------------------------

                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

MANAGED ASSETS TRUST                                   1997         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $14.98       $15.50      $12.85      $14.21      $14.02
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................       0.48         0.46        0.49        0.46        0.51
  Net realized and unrealized gain (loss).........       2.70         1.50        2.83       (0.73)       0.72
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       3.18         1.96        3.32       (0.27)       1.23
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...........................      (0.12)       (0.89)      (0.50)      (0.67)      (0.85)
  Net realized gains..............................      (0.39)       (1.59)      (0.17)      (0.42)      (0.19)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................      (0.51)       (2.48)      (0.67)      (1.09)      (1.04)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $17.65       $14.98      $15.50      $12.85      $14.21
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................      21.31%       13.78%      27.12%      (2.24)%      9.33%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................   $223,870     $188,610    $171,276    $140,887    $156,767
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)....................................       0.63%        0.58%       0.58%       0.61%       0.56%
  Net investment income...........................       2.91         3.51        3.49        3.59        3.65
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................         90%         108%        110%         97%         86%
--------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARES PAID ON EQUITY
  TRANSACTIONS (3)................................      $0.05        $0.06          --          --          --
--------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND TRUST                                  1997         1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................      $8.49        $9.00       $8.49       $9.25       $8.91
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................       0.76         0.91        0.80        0.66        0.68
  Net realized and unrealized gain (loss).........       0.65         0.41        0.41       (0.76)       0.47
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       1.41         1.32        1.21       (0.10)       1.15
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income...........................      (0.01)       (1.83)      (0.70)      (0.66)      (0.81)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................      $9.89        $8.49       $9.00       $8.49       $9.25
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................      16.56%       16.05%      15.47%      (1.26)%     14.01%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................    $25,272      $17,291     $12,902     $11,716     $12,765
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (4)....................................       0.84%        0.97%       1.25%       1.25%       0.99%
  Net investment income...........................       9.04        11.01        9.37        7.71        7.69
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................        137%          84%        222%        146%         19%
--------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.60% for the year ended December 31, 1993.

(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 1.28%, 1.33% and 1.31%, for the years ended December 31, 1995, 1994 and 1993, respectively.

                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

CAPITAL APPRECIATION FUND                            1997       1996         1995         1994       1993(1)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............     $36.72       $33.18       $24.50       $25.87       $22.72
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................       0.19         0.23         0.24         0.19         0.19
  Net realized and unrealized gain (loss).....       9.41         8.49         8.61        (1.41)        3.21
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........       9.60         8.72         8.85        (1.22)        3.40
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income.......................         --        (0.41)       (0.17)       (0.15)       (0.25)
  Net realized gains..........................      (0.00)*      (4.77)          --           --           --
-------------------------------------------------------------------------------------------------------------
Total Distributions...........................      (0.00)*      (5.18)       (0.17)       (0.15)       (0.25)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................     $46.32       $36.72       $33.18       $24.50       $25.87
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      26.14%       28.21%       36.37%       (4.76)%      15.09%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............   $407,701     $224,132     $122,155      $78,494      $62,414
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................       0.84%        0.83%        0.85%        0.89%        0.87%
  Net investment income.......................       0.54         0.69         0.84         0.79         0.81
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................         89%          84%         124%         106%         155%
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)..................      $0.07        $0.06           --           --           --
-------------------------------------------------------------------------------------------------------------

CASH INCOME TRUST                                    1997       1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
  Net investment income (5)...................      0.049       0.0412       0.0417       0.0278       0.0214
  Distributions from net investment income....     (0.049)     (0.0412)     (0.0417)     (0.0278)     (0.0214)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................       5.03%        4.20%        4.17%        2.78%        2.14%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $13,494       $3,543       $1,417       $1,203         $647
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (5)(6).............................       0.57%        0.78%        1.25%        1.25%        0.94%
  Net investment income.......................       5.03         3.72           --           --           --
-------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 1993, Janus Capital Corporation became sub-adviser for Capital Appreciation Fund.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratio of expenses to average net assets for 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.96% for the year ended December 31, 1993.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

(5) The Travelers reimbursed CIT for $31,300 and $43,376 in expenses for the years ended December 31, 1997 and December 31, 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.002 and $0.02, respectively, and the actual expense ratios would have been 1.39% and 1.71%, respectively.

(6) The ratio of expenses to average net assets for 1995-1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratios of expenses to average net assets would have been 7.37%, 6.40% and 8.47% for the years ended December 31, 1995, 1994 and 1993, respectively.

 *  Amount represents less than $0.01 per share.

                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Boards of Trustees of
Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Cash Income Trust as of December 31, 1997, their results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1997:

     - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Managed Assets Trust.................................................  30.45%

     - The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Managed Assets Trust designates:

          - Total long-term capital gain distributions paid of $1,457,043 are considered "28 percent rate gains".

A total of 1.37% of the ordinary dividends paid by the Managed Assets Trust from net investment income are derived from federal obligations and may be exempt from taxation at the state level.

                                       38

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

For the year ended December 31, 1997, the U.S. Government Securities Portfolio ("Portfolio") had a total return of 12.62%, which was above its Lipper Analytical Services, Inc. peer group total return average of 8.20%. (Lipper is an independent fund-tracking organization.) As of December 31, 1997, the composition of assets was roughly 50% in mortgage-backed securities, and approximately 35% in U.S. Government securities.

In the first four months of the reporting period, we emphasized mortgage-backed securities in the Portfolio. However, as the year unfolded, U.S. Treasuries became our primary focus. In addition, in the last six weeks of the period under review, approximately 60% of the Portfolio was invested in Treasurys and about 40% was in mortgage-backed securities.

In our view, one of the most important events for the market in 1997 was the widely publicized currency and economic turmoil in Asia, specifically in Korea, Japan and Indonesia. As these currencies were devalued, the U.S. dollar was clearly a beneficiary. Other notable events during the reporting period include:

     - As a result of the unexpected strength in the U.S. economy, the Federal Reserve Board ("Fed") raised the federal-funds rate by 25 basis points, or 0.25%, at its March 1997 meeting. (The federal-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.)

     - The not-so-successful introduction of inflation-indexed bonds by the U.S. Treasury.

     - The drastic reduction in the U.S. budget deficit. According to the latest report by the Congressional Budget Office, the deficit will go down to $5 billion in fiscal 1998 and may actually run annual surpluses in 2001 if present policies continue.

     - As a result of lower rates, mortgage refinancing has increased.

     - The drive toward the European Monetary Union continues to be on target for 1999.

Looking ahead to 1998, we anticipate the following events to have an impact on the bond market:

     - The turmoil in Asia may be worse than what is being reported. Therefore, the troubles in Asia will depress U.S. economic activity even more than current consensus expectations.

     - The Fed will probably ease its monetary policy and lower rates. In fact, several Fed Governors have recently shifted to a more "dovish" view regarding interest rates.

     - Interest rates will be lower and the yield on the 30-Year U.S. Treasury bond should initially trend toward 5 1/2%.

Moderate economic growth, combined with historically low inflation and the threat of financial and economic turmoil in Southeast Asia, should provide more than enough ammunition for rates to go lower. While non-believers would suggest rates are too low, there is no compelling evidence to warrant a reversal of the present trend. High real rates, a lesser supply of U.S. Treasurys and a strong dollar are just some of the reasons why we remain bullish on bonds.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks high total return by investing in the stocks of issuers who demonstrate a positive awareness of their impact on the society in which they operate. For the year ended December 31, 1997, the Portfolio returned 27.28%. In comparison, the S&P 500 posted a total return of 33.35% for the same period.

The year 1997 ended on a solid note, with long-term bonds providing very good investment returns for the last quarter (up approximately 6%), while the broad stock market, although positive, generated only about one-half that return. (The benchmark S&P 500, for instance, returned 33.35% in 1997.) Psychologically, the year's closing was dominated by the financial crisis that plagued Asian economies and even spread into some of the other third world nations. Deflationary fears and a flight to quality were the major themes of this regional debacle.

In a stock market already characterized by extreme volatility, the Asian crisis has rattled investor complacency -- currency collapses, market slides, deflation tides and financial bailouts. Prices declined because Pacific-rim troubles "infected" the U.S. markets, then prices rose for domestic securities as investors flocked to quality. And they surged ahead in the last week of the year as it appeared that world banks would bail out Korea, the eleventh largest economy in the world. The markets are keenly sensitive to external factors because they are basically "fairly" valued based on current inflation, interest rates and earnings conditions. Therefore, any event that flags a possible change in those elements is almost immediately factored into the structure. We view the overseas developments as basically a regional event and not destructive to the U.S. economy.

                                       39

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

However, events in Asia will likely slow growth next year. Unless our global view changes, we remain positive on the U.S. stock market.

Within the U.S. stock market, company size made a very big difference in performance results -- namely the larger, the better. Consumer focus buried cyclical and high technology industries. Sectors such as utilities, health care and financials did significantly better than others. And finally, on a stylistic basis, growth company stocks did twice as well as those defined as value.

During the fourth quarter of 1997, we established seven new stock positions in the Portfolio, adding to our 24 previously owned stocks. In addition, we reduced two holdings and sold seven holdings. (Over 75% of our buying took place in the second half of October, as the S&P 500 went down by more than 5%.) Retail, health, infrastructure (energy, water and electric), as well as financial and technology services were all well represented in the Portfolio. As a result of these actions, the Portfolio's asset allocation to stocks was approximately 89%, with about 11% held in cash reserve awaiting additional buying opportunities. At the end of December, the Portfolio owned 78 individual names, and continued to over emphasize consumer cyclical, financial, technology and transportation stocks.

UTILITIES PORTFOLIO

For the one year ended December 31, 1997, the Utilities Portfolio ("Portfolio") had a total return of 25.29%. By all measures, the year 1997 was a positive one for the broader utility sector, with indices such as the Dow Jones Utility Average and Philadelphia Exchange Index of Utilities reaching all-time highs. In the second half of 1997, the Philadelphia Utility Index ("UTY") outperformed the S&P 500 by 13.8% and was up 20.1% nominally. The relative move in the UTY's ended almost four years of underperformance by the electric utility sector.

In our view, the utility industry's good relative performance was driven by several factors including the attractive yield relative to either bonds or other stocks, falling long-term interest rates, improved regulatory reforms and the prospects for sustained earnings and dividend growth. In addition to these factors, superior relative performance by the utilities in the second half of 1997 reflected a flight to quality as investors grew concerned about the market as a whole. Investors were particularly concerned about those sectors sensitive to economic activity that will slow as a result of turmoil in the Asian markets.

We see continued strength in the utility sectors in 1998, despite the magnitude of the sectors' December rally. In fact, we see an opportunity in the first half of 1998 to take advantage of the groups' vulnerability to a short-term pullback in relative performance. We intend to use this opportunity to adjust the Portfolio's allocations and to establish several new positions. In light of our macro view that stock market valuations are full and long-term interest rates will continue to go down, we anticipate that the higher-yielding utility sectors will remain relatively attractive compared to other sectors of the markets. If slower corporate earnings growth materializes, a stronger case will be made for the utilities. Companies such as Edison International, Duke Energy Corp., Florida Power & Light, SBC Communications and WorldCom will lead the expansion of the sector's multiples as each company establishes individual leadership in its own markets.

Irrespective of the markets, we expect that the pace of new mergers and acquisitions in 1998 will increase over 1997 levels. We also expect a continuation of positive "incentive for performance-based rate" reforms that have enabled companies to strategically cut costs, lower their capital spending and invest in higher margin non-regulated businesses, thereby creating the value that justifies expanded P/E multiples (a price/earnings ratio shows the relationship between a stock's price and the company's earnings for the last four quarters).

In 1998, as was the case in 1997, we continue to emphasize quality, targeting companies with strong balance sheets and positive free cash flows. Our investment strategy also favors companies with managements who have implemented a strategic plan for completing in a changing marketplace.

                                       40

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

We expect continued volatility in the utilities industries as the financial markets differentiate between competitive and non-competitive companies. The Portfolio will continue to diversify in both traditional low volatility utility companies such as Florida Power and Light and Texas Utilities Co. as well as companies with higher growth potential such as WorldCom, Inc. and Teleport Communications Group, Inc.

In closing, we thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1998

                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                  12.62%
   Five Years Ended 12/31/97             7.99%
   1/24/92* through 12/31/97             8.06%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   1/24/92* through 12/31/97            58.46%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 1997. The Lehman Government Bond Index is a broad-based Index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.


                         Lehman     U.S. Government        Consumer
 Measurement Period    Government     Securities            Price
(Fiscal Year Covered)  Bond Index      Portfolio            Index
1/24/92                   10000          10000              10000
Dec-92                    10723          10790              10275
Dec-93                    11866          11813              10557
Dec-94                    11464          11147              10840
Dec-95                    13567          13869              11115
Dec-96                    13943          14077              11484
Dec-97                    15280          15094              11679

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    27.28%
   Five Years Ended 12/31/97              16.35%
   5/1/92* through 12/31/97               16.12%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   5/1/92* through 12/31/97              133.43%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                          Social
                          Standard       Awareness           Consumer
 Measurement Period       & Poor's         Stock              Price
(Fiscal Year Covered)     500 Index      Portfolio            Index
5/1/92                      10000          10000              10000
Dec-92                      10673          10950              10157
Dec-93                      11745          11777              10436
Dec-94                      11900          11461              10716
Dec-95                      14509          15285              10988
Dec-96                      17838          18340              11353
Dec-97                      23789          23343              11545

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                    25.29%
   2/4/94* through 12/31/97               16.79%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   2/4/94* through 12/31/97               83.40%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 1997. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.


                           Standard                           Consumer
 Measurement Period        & Poor's         Utilities          Price
(Fiscal Year Covered)      500 Index        Portfolio          Index
2/4/94                       10000            10000            10000
Dec-94                       10072            10170            10205
Dec-95                       13852            13149            10464
Dec-96                       17031            14139            10811
Dec-97                       22712            17705            10995

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 89.3%
$ 3,000,000   U.S. Treasury Bond, 6.125% due 11/15/27......................................   $ 3,085,410
  3,200,000   U.S. Treasury Bond, 8.000% due 11/15/21......................................     3,991,840
  2,500,000   U.S. Treasury Bond, 8.125% due 8/15/19.......................................     3,127,850
  9,000,000   FICO Strip, zero coupon due 9/26/19++........................................     2,322,900
  1,594,372   FHLMC, 6.500% due 2/1/26.....................................................     1,580,916
    114,481   FHLMC, 6.500% due 2/1/27.....................................................       113,337
     66,403   FHLMC, 6.500% due 4/1/27.....................................................        65,740
    164,390   FHLMC, 6.500% due 5/1/27.....................................................       162,747
  1,010,000   FHLMC, 6.500% due 12/1/27....................................................       998,951
  1,862,129   FNMA, 7.000% due 5/1/24......................................................     1,883,656
  1,896,215   FNMA, 7.000% due 6/1/24......................................................     1,918,135
  1,485,000   FNMA, 7.000% due 12/1/27.....................................................     1,496,598
  1,778,803   FNMA, 7.500% due 8/1/26......................................................     1,822,153
    945,100   FNMA, 7.500% due 11/1/26.....................................................       967,839
    196,118   FNMA, 7.500% due 9/1/27......................................................       200,777
  2,000,000   GNMA ARM, 6.000% due 1/28/27#................................................     2,013,760
    366,301   GNMA, 8.500% due 3/15/18.....................................................       390,683
    549,098   GNMA, 8.500% due 5/15/18.....................................................       585,647
    167,918   GNMA, 8.500% due 6/15/18.....................................................       179,095
    140,729   GNMA, 8.500% due 7/15/18.....................................................       150,097
    171,402   GNMA, 9.000% due 8/15/08.....................................................       185,116
    132,420   GNMA, 9.000% due 9/15/08.....................................................       143,015
    870,405   GNMA, 9.000% due 10/15/08....................................................       940,043
    268,447   GNMA, 9.000% due 12/15/08....................................................       289,924
    234,335   GNMA, 9.000% due 1/15/09.....................................................       253,083
     68,466   GNMA, 9.000% due 2/15/09.....................................................        73,943
    195,345   GNMA, 9.000% due 3/15/09.....................................................       210,973
    363,000   GNMA, 9.000% due 4/15/09.....................................................       392,042
    405,766   GNMA, 9.000% due 5/15/09.....................................................       438,230
    121,922   GNMA, 9.000% due 9/15/09.....................................................       131,676
  3,000,000   Tennessee Valley Authority Debenture, 6.375% due 6/15/05.....................     3,067,500
---------------------------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost -- $31,476,624)...........    33,183,676
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.7%
  3,992,000   Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $3,993,406; (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02 Market
              value -- $4,076,175) (Cost -- $3,992,000)....................................     3,992,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $35,468,624*).............................   $37,175,676
---------------------------------------------------------------------------------------------------------

++ Security is segregated by the Custodian for open purchase commitments and/or for securities traded on a "to-be-announced" basis.
 # Security is traded on a "to-be-announced" basis (See Note 7).
 * Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 88.7%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
  2,000   Air Products & Chemicals, Inc. ..................................................   $   164,500
  3,100   Aluminum Co. of America..........................................................       218,162
 15,000   Engelhard Corp. .................................................................       260,625
  8,000   Praxair, Inc. ...................................................................       360,000
---------------------------------------------------------------------------------------------------------
                                                                                                1,003,287
---------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.2%
  1,500   AMP, Inc. .......................................................................        63,000
  4,500   Belden, Inc. ....................................................................       158,625
  2,000   Pitney Bowes, Inc. ..............................................................       179,875
  2,000   US Filter Corp.++................................................................        59,875
---------------------------------------------------------------------------------------------------------
                                                                                                  461,375
---------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.8%
    800   Bell Atlantic Corp. .............................................................        72,800
  2,300   MCI Communications Corp. ........................................................        98,469
  7,000   WorldCom, Inc.++.................................................................       211,750
---------------------------------------------------------------------------------------------------------
                                                                                                  383,019
---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 13.6%
  3,750   Dollar General Corp. ............................................................       135,937
  4,350   Home Depot, Inc. ................................................................       256,106
 11,000   Kaufman & Broad Home Corp. ......................................................       246,813
 11,000   Liz Claiborne, Inc. .............................................................       459,938
  7,500   Lowe's Cos., Inc. ...............................................................       357,656
  7,100   May Department Stores............................................................       374,081
  4,000   Pep Boys -- Manny, Moe & Jack....................................................        95,500
  4,000   Staples, Inc.++..................................................................       111,000
  6,000   Sylvan Learning Systems, Inc.++..................................................       234,000
  4,000   Toys "R" Us, Inc.++..............................................................       125,750
  3,800   Tribune Co. .....................................................................       236,550
  5,800   Wal-Mart Stores, Inc. ...........................................................       228,738
---------------------------------------------------------------------------------------------------------
                                                                                                2,862,069
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4%
  9,400   American Stores Co. .............................................................       193,287
  2,000   Gillette Co. ....................................................................       200,875
  7,500   Kroger Co.++.....................................................................       277,031
  5,000   Newell Co. ......................................................................       212,500
  4,800   PepsiCo, Inc. ...................................................................       174,900
  3,000   Rite Aid Corp. ..................................................................       176,063
  9,600   Sysco Corp. .....................................................................       437,400
    480   Tricon Global Restaurants, Inc.++................................................        13,950
  4,000   Unilever N. V. ..................................................................       249,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 11.4% (CONTINUED)
  1,600   Walt Disney Co. .................................................................   $   158,500
 12,000   Wendy's International, Inc. .....................................................       288,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,383,006
---------------------------------------------------------------------------------------------------------
ENERGY -- 1.0%
  3,300   Anadarko Petroleum Corp. ........................................................       200,269
---------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 20.4%
  1,600   Aetna Inc. ......................................................................       112,900
  3,300   Allstate Corp. ..................................................................       299,888
  3,500   Amercian Express Co. ............................................................       312,375
  1,875   American International Group Inc. ...............................................       203,906
  4,000   Associates 1st Capital Corp. ....................................................       284,500
  2,700   BankBoston Corp. ................................................................       253,631
  3,000   Barnett Banks, Inc. .............................................................       215,625
  3,500   Chase Manhattan Corp. ...........................................................       383,250
  1,800   Citicorp ........................................................................       227,587
  6,800   Federal Home Loan Mortgage Corp. ................................................       285,175
  3,000   H. F. Ahmanson & Co. ............................................................       200,813
  2,500   Lincoln National Corp. ..........................................................       195,312
  4,400   NationsBank Corp. ...............................................................       267,575
  4,000   St. Paul Co., Inc. ..............................................................       328,250
  6,800   State Street Corp. ..............................................................       395,675
  3,000   Transamerica Corp. ..............................................................       319,500
---------------------------------------------------------------------------------------------------------
                                                                                                4,285,962
---------------------------------------------------------------------------------------------------------
HEALTHCARE -- 10.9%
  4,200   Amgen Inc. ......................................................................       227,325
  2,000   Beckman Instruments, Inc. .......................................................        80,000
  8,600   DENTSPLY International, Inc. ....................................................       262,300
  3,600   Johnson & Johnson ...............................................................       237,150
  3,300   Merck & Co., Inc. ...............................................................       350,625
  2,400   Pfizer, Inc. ....................................................................       178,950
  6,400   Schering-Plough Corp. ...........................................................       397,600
  6,200   Stryker Corp. ...................................................................       230,950
 10,000   Tenet Healthcare Corp.++.........................................................       331,250
---------------------------------------------------------------------------------------------------------
                                                                                                2,296,150
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.6%
  7,300   Automatic Data Processing, Inc. .................................................       448,038
  6,900   Cisco Systems Inc.++ ............................................................       384,675
  6,250   Compaq Computer Corp. ...........................................................       352,734
  7,500   Computer Associates International ...............................................       396,563
 14,000   EMC Corp.++ .....................................................................       384,125
  4,000   International Business Machines Corp. ...........................................       418,250
  4,600   Lucent Technologies Corp. .......................................................       367,425
  2,200   Motorola Inc. ...................................................................       125,538
  5,250   Oracle Corp.++ ..................................................................       117,141

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                      SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.6% (CONTINUED)
  4,000   Sun Microsystems Inc.++ .........................................................   $   159,500
  4,400   Xerox Corp. .....................................................................       324,775
---------------------------------------------------------------------------------------------------------
                                                                                                3,478,764
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.1%
  4,500   Mesaba Holdings, Inc.++ .........................................................       117,000
  4,200   Norfolk Southern Corp. ..........................................................       129,412
  7,950   Southwest Airlines ..............................................................       195,769
---------------------------------------------------------------------------------------------------------
                                                                                                  442,181
---------------------------------------------------------------------------------------------------------
UTILITIES -- 3.9%
  8,000   Enron Corp. .....................................................................       332,500
  3,500   NIPSCO Industries, Inc. .........................................................       173,031
 11,000   Williams Cos., Inc. .............................................................       312,125
---------------------------------------------------------------------------------------------------------
                                                                                                  817,656
---------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $13,287,998).........................................    18,613,738
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.3%
$2,373,000    Citibank, 6.35% due 1/2/98; Proceeds at maturity -- $2,373,837; (Fully collaterized by U.S. Treasury Notes, 6.625% due 4/30/02; Market
              value -- $2,423,813) (Cost -- $2,373,000)...................................      2,373,000
---------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $15,660,998*)............................    $20,986,738
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              UTILITIES PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 85.8%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 58.0%
 11,000    American Electric Power Co., Inc. ..............................................   $   567,875
  7,500    Baltimore Gas & Electric Co. ...................................................       255,469
 15,000    Central & South West Corp. .....................................................       405,938
 15,000    CINergy Corp. ..................................................................       574,687
 15,000    CMS Energy Corp. ...............................................................       660,937
 10,000    Dominion Resources, Inc. .......................................................       425,625
 12,000    DPL Inc. .......................................................................       345,000
 15,000    Duke Energy Corp. ..............................................................       830,625
 20,000    Edison International............................................................       543,750
 10,000    Endesa..........................................................................       181,875
 15,000    Florida Progress Corp. .........................................................       588,750
 10,000    FPL Group Inc. .................................................................       591,875
 10,000    GPU Inc. .......................................................................       421,250
 10,000    KN Energy Inc. .................................................................       540,000
 10,000    Long Island Lighting Co. .......................................................       301,250
 10,000    New Century Energies, Inc. .....................................................       479,375
 10,000    NIPSCO Industries, Inc. ........................................................       494,375
 10,000    Northern States Power Co. ......................................................       582,500
 10,000    PacifiCorp......................................................................       273,125
  5,000    Pinnacle West Capital Corp. ....................................................       211,875
  8,000    Public Service Co. of New Mexico................................................       189,500
 15,000    SCANA Corp. ....................................................................       449,063
 15,000    Sierra Pacific Resources........................................................       562,500
 15,000    Southern Co. ...................................................................       388,125
 15,000    Texas Utilities Co. ............................................................       623,437
 15,000    Unicom Corp. ...................................................................       461,250
 12,000    UtiliCorp United, Inc. .........................................................       465,750
---------------------------------------------------------------------------------------------------------
                                                                                               12,415,781
---------------------------------------------------------------------------------------------------------
NATURAL GAS -- 16.0%
  8,000    Coastal Corp. ..................................................................       495,500
  5,000    Columbia Gas Systems, Inc. .....................................................       392,812
  8,000    Consolidated Natural Gas Co. ...................................................       484,000
  7,000    Energen Corp. ..................................................................       278,250
  3,000    Enron Corp. ....................................................................       124,688
  5,000    Equitable Resources Inc. .......................................................       176,875
 10,000    MCN Corp. ......................................................................       403,750
  3,000    ONEOK, Inc. ....................................................................       121,125
 10,000    Pacific Enterprises.............................................................       376,250
 15,000    Southwest Gas Corp. ............................................................       280,312
 10,000    Williams Cos., Inc. ............................................................       283,750
---------------------------------------------------------------------------------------------------------
                                                                                                3,417,312
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                              UTILITIES PORTFOLIO

SHARES                                         SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 11.8%
 10,000    France Telecom S.A.++...........................................................   $   360,000
 10,000    GTE Corp. ......................................................................       522,500
  8,000    NEXTLINK Communications Inc.++..................................................       170,500
  3,000    Qwest Communications International Inc. ........................................       178,500
  3,000    SBC Communications Inc. ........................................................       219,750
  9,000    Teleport Communications Group, Inc.++...........................................       493,875
  5,000    US West Media Group++...........................................................       144,375
 15,000    WorldCom, Inc. .................................................................       453,750
---------------------------------------------------------------------------------------------------------
                                                                                                2,543,250
---------------------------------------------------------------------------------------------------------

           TOTAL COMMON STOCK (Cost -- $13,649,234)........................................    18,376,343
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 3.0%
---------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 1.9%
  $200,000    Arizona Public Service Co., 7.25% due 8/1/23.................................       200,680
   200,000    Philadelphia Electric, 8.75% due 4/1/22......................................       209,750
---------------------------------------------------------------------------------------------------------
                                                                                                  410,430
---------------------------------------------------------------------------------------------------------
TELEPHONE -- 1.1%
   230,000    MCI Communication Corp., 7.75% due 3/23/25...................................       238,338
---------------------------------------------------------------------------------------------------------
                                                                                                  648,768
              TOTAL CORPORATE BONDS (Cost -- $606,132).....................................
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.4%
   500,000    U.S. Treasury Notes, 7.75% due 11/30/99 (Cost -- $499,865)...................       518,725
---------------------------------------------------------------------------------------------------------

              SUB-TOTAL INVESTMENTS (Cost -- $14,755,231)..................................    19,543,836
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.8%
 1,875,000    Citibank, 6.35% due by 1/2/98; Proceeds at maturity -- $1,875,659; (Fully collateralized by U.S. Treasury Note, 6.6250% due 4/30/02; Market
              value -- $1,918,200) (Cost -- $1,875,000)....................................     1,875,000
---------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENTS -- 100% (Cost -- $16,630,231*).............................   $21,418,836
---------------------------------------------------------------------------------------------------------

++ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                           U.S. GOVERNMENT     SOCIAL AWARENESS
                                                             SECURITIES             STOCK            UTILITIES
                                                              PORTFOLIO           PORTFOLIO          PORTFOLIO
---------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost..................................      $31,476,624         $ 13,287,998       $14,755,231
  Repurchase agreements -- Cost........................        3,992,000            2,373,000         1,875,000
---------------------------------------------------------------------------------------------------------------
  Investments, at value................................      $33,183,676         $ 18,613,738       $19,543,836
  Repurchase agreements, at value......................        3,992,000            2,373,000         1,875,000
  Cash.................................................              525                  923               978
  Receivable for Fund shares sold......................               --               35,970                --
  Receivable from affiliate............................               --               25,093                --
  Dividends and interest receivable....................          238,175               17,231            60,285
---------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       37,414,376           21,065,955        21,480,099
---------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        2,010,313                   --                --
  Payable for Fund shares purchased....................           88,743                   --            13,837
  Investment advisory fees payable.....................            9,750               11,138            10,795
  Administration fees payable..........................            1,794                1,078               728
  Accrued expenses.....................................           24,333               40,527            41,683
---------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        2,134,933               52,743            67,043
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $35,279,443         $ 21,013,212       $21,413,056
---------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $34,085,800         $ 15,006,691       $15,371,389
  Undistributed net investment income..................           23,858              156,049           643,930
  Accumulated net realized gain (loss) from
     security transactions and futures contracts.......         (537,267)             524,732           609,132
  Net unrealized appreciation of investments...........        1,707,052            5,325,740         4,788,605
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $35,279,443         $ 21,013,212       $21,413,056
---------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        3,027,108            1,047,410         1,400,349
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.65               $20.06            $15.29
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            U.S. GOVERNMENT     SOCIAL AWARENESS
                                                              SECURITIES             STOCK           UTILITIES
                                                               PORTFOLIO           PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 1,830,022          $  170,723        $  204,572
  Dividends...............................................             --             142,104           629,621
---------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      1,830,022             312,827           834,193
---------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................         86,779             104,002           116,989
  Audit and legal.........................................         17,550              23,750            20,006
  Administration fees (Note 2)............................         17,467               9,600             9,580
  Shareholder and system servicing fees...................          5,345               7,209             7,858
  Custody.................................................          2,981               5,000             4,301
  Shareholder communications..............................          2,500               3,800            11,513
  Pricing fees............................................          2,084                  --                --
  Trustees' fees..........................................          1,500               1,500             4,015
  Other...................................................            412               1,917            16,001
---------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        136,618             156,778           190,263
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      1,693,404             156,049           643,930
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
  Realized Gain From:
     Security transactions (excluding short-term
       securities)........................................        146,348             535,769           631,548
     Futures contracts....................................         48,895                  --                --
---------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.......................................        195,243             535,769           631,548
---------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year....................................        184,657           2,448,669         1,870,929
     End of year..........................................      1,707,052           5,325,740         4,788,605
---------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION.................      1,522,395           2,877,071         2,917,676
---------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS.............      1,717,638           3,412,840         3,549,224
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS....................    $ 3,411,042          $3,568,889        $4,193,154
---------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                      U.S. GOVERNMENT     SOCIAL AWARENESS
                                                        SECURITIES             STOCK            UTILITIES
                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................     $ 1,693,404         $    156,049       $   643,930
  Net realized gain................................         195,243              535,769           631,548
  Increase in net unrealized appreciation..........       1,522,395            2,877,071         2,917,676
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........       3,411,042            3,568,889         4,193,154
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................      (1,694,724)                  --           (19,187)
  Net realized gains...............................              --                   --            (8,193)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................      (1,694,724)                  --           (27,380)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................      11,415,299            8,734,543         4,576,098
  Net asset value of shares issued for reinvestment
     of dividends..................................       1,694,724                   --            27,380
  Cost of shares reacquired........................      (5,555,432)          (2,330,215)       (5,570,422)
----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................       7,554,591            6,404,328          (966,944)
----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.............................       9,270,909            9,973,217         3,198,830
NET ASSETS:
  Beginning of year................................      26,008,534           11,039,995        18,214,226
----------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................     $35,279,443         $ 21,013,212       $21,413,056
----------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..............................................         $23,858             $156,049          $643,930
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       52

<PG$PCN>

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)  FOR THE YEAR ENDED DECEMBER 31,
                                                 1996

                                                      U.S. GOVERNMENT     SOCIAL AWARENESS
                                                        SECURITIES             STOCK            UTILITIES
                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................     $ 1,540,387         $     37,123       $   670,946
  Net realized gain (loss).........................        (704,606)             400,819           829,616
  Increase (decrease) in net unrealized
     appreciation..................................        (612,404)           1,159,056          (222,208)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...........         223,377            1,596,998         1,278,354
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................      (3,539,054)            (233,199)       (1,107,181)
  Net realized gains...............................        (423,418)            (525,148)         (974,527)
----------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................      (3,962,472)            (758,347)       (2,081,708)
----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.................       6,750,676            4,848,116         7,458,285
  Net asset value of shares issued for reinvestment
     of dividends..................................       3,962,472              758,347         2,081,708
  Cost of shares reacquired........................      (9,157,807)          (2,459,930)       (5,862,088)
----------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS..................................       1,555,341            3,146,533         3,677,905
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................      (2,183,754)           3,985,184         2,874,551
NET ASSETS:
  Beginning of year................................      28,192,288            7,054,811        15,339,675
----------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................     $26,008,534         $ 11,039,995       $18,214,226
----------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
     investment income of:.........................         $(2,726)                  --            $4,964
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       53

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eleven other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Mid-Cap Disciplined Equity Fund, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the U.S. Government Securities Portfolio, a portion of accumulated net realized gains amounting to $3,817 was reclassified to paid-in capital. In addition, for the Social Awareness Stock Portfolio, a portion of accumulated net realized gains amounting to 8,124 was reclassified to paid-in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3233% of its average daily net assets. This fee is calculated daily and paid monthly.

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays MMC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays MMC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

                                       54

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with MMC. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    USGS            SAS          UTILITIES
-----------------------------------------------------------------------------------------------------------
Purchases....................................................... $62,069,149     $8,362,808     $10,679,007
-----------------------------------------------------------------------------------------------------------
Sales...........................................................  52,832,129      2,493,936      11,000,476
-----------------------------------------------------------------------------------------------------------

     At December 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      USGS           SAS         UTILITIES
-----------------------------------------------------------------------------------------------------------
Gross unrealized appreciation..................................... $1,707,052     $5,539,306     $4,788,605
Gross unrealized depreciation.....................................         --       (213,566)            --
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation....................................... $1,707,052     $5,325,740     $4,788,605
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1997, the Portfolios had no open futures contracts.

                                       55

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1997, the Portfolios had no open purchased call or put options contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 1997, USGS held one TBA security with a cost of $2,010,313.

     8.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, U.S. Government Securities Portfolio had, for Federal income tax purposes, approximately $513,000 of capital loss carryforwards available to offset future capital gains through 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                     YEAR ENDED           YEAR ENDED
                                                                  DECEMBER 31, 1997    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold....................................................         978,971              606,114
Shares issued on reinvestment..................................         145,971              355,511
Shares redeemed................................................        (491,712)            (834,803)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         633,230              126,822
--------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold....................................................         479,843              323,694
Shares issued on reinvestment..................................              --               51,251
Shares redeemed................................................        (132,790)            (167,210)
--------------------------------------------------------------------------------------------------------
Net Increase...................................................         347,053              207,735
--------------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold....................................................         341,896              590,496
Shares issued on reinvestment..................................           1,816              169,391
Shares redeemed................................................        (433,506)            (463,451)
--------------------------------------------------------------------------------------------------------
Net Increase (Decrease)........................................         (89,794)             296,436
--------------------------------------------------------------------------------------------------------

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year:

U.S. GOVERNMENT SECURITIES PORTFOLIO                      1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $10.86     $12.43     $10.58     $11.63     $10.79
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................     0.58       0.68       0.65       0.60       0.57
  Net realized and unrealized gain (loss)..............     0.79      (0.52)      1.80      (1.23)      0.44
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................     1.37       0.16       2.45      (0.63)      1.01
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income................................    (0.58)     (1.55)     (0.60)     (0.39)     (0.17)
  Net realized gains...................................       --      (0.18)        --      (0.03)        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................    (0.58)     (1.73)     (0.60)     (0.42)     (0.17)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $11.65     $10.86     $12.43     $10.58     $11.63
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    12.62%      1.46%     24.42%     (5.64)%     9.48%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $35,279    $26,009    $28,192    $24,522    $25,520
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).........................................     0.49%      0.62%      0.56%      0.71%      0.58%
  Net investment income................................     6.10       5.68       5.80       5.56       5.04
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................      208%       501%       214%        16%        51%
------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                          1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.....................   $15.76     $14.32     $11.05     $11.64     $10.95
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)............................     0.15       0.31       0.12       0.16       0.17
  Net realized and unrealized gain (loss)..............     4.15       2.42       3.47      (0.45)      0.65
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....................     4.30       2.73       3.59      (0.29)      0.82
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (1):
  Net investment income................................       --      (0.43)     (0.14)     (0.24)     (0.13)
  Net realized gains...................................       --      (0.86)     (0.18)     (0.06)        --
------------------------------------------------------------------------------------------------------------
Total Distributions....................................       --      (1.29)     (0.32)     (0.30)     (0.13)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...........................   $20.06     $15.76     $14.32     $11.05     $11.64
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................................    27.28%     19.98%     33.37%     (2.69)%     7.55%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)........................  $21,013    $11,040     $7,055     $3,879     $3,361
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(4)......................................     0.98%      1.25%      1.25%      1.25%      1.05%
  Net investment income................................     0.97       0.43       0.99       1.43       1.50
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................................       19%        26%        73%       137%        60%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (5)...........................    $0.06      $0.06         --         --         --
------------------------------------------------------------------------------------------------------------

(1) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(2) The ratio of expenses to average net assets for the year ended December 31, 1993 reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 0.77%.

(3) For the year ended December 31, 1996, The Travelers reimbursed the Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(4) The ratios of expenses to average net assets for the years ended December 31, 1995, 1994 and 1993 reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.75%, 3.34% and 3.73%, respectively.

(5) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year:

UTILITIES PORTFOLIO                                                 1997       1996       1995      1994(1)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............................   $12.22     $12.85     $10.17    $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income..........................................     0.46       0.47       0.48      0.35
  Net realized and unrealized gain (loss)........................     2.63       0.47       2.44     (0.18)
----------------------------------------------------------------------------------------------------------
Total Income From Operations.....................................     3.09       0.94       2.92      0.17
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM (2):
  Net investment income..........................................    (0.01)     (0.84)     (0.24)       --
  Net realized gains.............................................    (0.01)     (0.73)        --        --
----------------------------------------------------------------------------------------------------------
Total Distributions..............................................    (0.02)     (1.57)     (0.24)       --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................................   $15.29     $12.22     $12.85    $10.17
----------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................................    25.29%      7.47%     29.29%     1.70%++
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................................  $21,413    $18,214    $15,340    $5,757
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...................................................     1.06%      1.07%      1.25%     1.25%+
  Net investment income..........................................     3.58       3.88       4.29      3.86+
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................................       68%        39%        25%       32%
----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS (4)....    $0.06      $0.06         --        --
----------------------------------------------------------------------------------------------------------

(1) For the period from February 4, 1994 (commencement of operations) to December 31, 1994.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) The ratios of expenses to average net assets for the year ended December 31, 1995 and the period ended December 31, 1994 reflect expense reimbursements by The Travelers in connection with voluntary expense limitations. Without the expense reimbursements, the ratios of expenses to average net assets would have been 1.27% and 3.49% (annualized), respectively.

(4) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equity securities.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized

                                       58

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 1997, the results of their operations, changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       59

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

     For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1997:

        - Percentage of the ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Utilities Portfolio..................................................  70.08%

     A total of 36.50% of the ordinary dividends paid by the U.S. Government Securities Portfolio from net investment income are derived from federal obligations and may be exempt from taxation at the state level.

                                       60

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                              Investment Advisers
                              --------------------

  MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, CASH
                                INCOME TRUST AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                            MUTUAL MANAGEMENT CORP.

                               New York, New York

                              Independent Auditors
                             ---------------------

                             KPMG PEAT MARWICK LLP

                               New York, New York

                                   Custodian
                                   ----------

                                 PNC BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Cash Income Trust, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-98)

<PG$PCN>




THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1997

[PHOTO]

                     THE TRAVELERS SERIES TRUST:

                     TRAVELERS QUALITY BOND PORTFOLIO
                     LAZARD INTERNATIONAL STOCK PORTFOLIO
                     MFS EMERGING GROWTH PORTFOLIO
                     FEDERATED HIGH YIELD PORTFOLIO
                     FEDERATED STOCK PORTFOLIO
                     MID CAP DISCIPLINED EQUITY FUND


[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

<PG$PCN>

                         THE TRAVELERS SERIES TRUST:

                         TRAVELERS QUALITY BOND PORTFOLIO
                         LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                         FEDERATED STOCK PORTFOLIO
                         MID CAP DISCIPLINED EQUITY FUND

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for six of the fourteen portfolios of The Travelers Series Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Mid-Cap Disciplined Equity Fund for the year ended December 31, 1997. In this letter, we briefly discuss general economic and market conditions and outline each Portfolio's investment strategy. A market commentary and detailed summary of performance and current holdings for each Portfolio can be found in the pages listed below.

                                                                    PORTFOLIO      SCHEDULE OF
                                                                    COMMENTARY     INVESTMENTS
                                                                    ----------     -----------
            Travelers Quality Bond Portfolio......................       3              12
            Lazard International Stock Portfolio..................       3              14
            MFS Emerging Growth Portfolio.........................       5              17
            Federated High Yield Portfolio........................       6              23
            Federated Stock Portfolio.............................       6              30
            Mid Cap Disciplined Equity Fund.......................       7              34

ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread to other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter of 1997. The Producer Price Index ("PPI") fell slightly in the fourth quarter and declined by -1.2% for 1997. Producer prices fell in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. Inflation has rarely or ever been so low at such a late stage in the economic cycle.

Technology-driven productivity gains have contributed to the recent disinflationary trend, and the significant devaluation of several Asian currencies should result in lower import prices and help push domestic inflation even lower.

With worldwide overproduction, the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce.

Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. (Deflation is a decline in the prices of goods and services or when there are major imbalances, too much supply and little or no demand. Disinflation is a slowing down in the rate of price increases which means you do not have pricing power today, but there are not any major imbalances or dislocations to the economy.) While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998 and believe we will continue to experience a period of overall price stability.

The crisis in Southeast Asia also raises the possibility of a global economic slowdown. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more than -0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long-term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary policy environment.

Short-term interest rates have held steady even as inflation and long-term rates have declined. Even though the Federal Reserve Board ("Fed") has not raised short-term interest rates for several months now, monetary policy has effectively

                                        1

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

become tighter as the real federal-funds rate (actual rate less inflation) has risen to 3.3%.(The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) With Asian currencies in turmoil, we believe that the Fed is likely to stay put and the odds of another Fed hike are remote.

EQUITY MARKET COMMENTARY

The year 1997 turned out to be another spectacular one for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and a continuation of low inflation.

Stock market volatility also increased in 1997 when the Dow Jones Industrial Average ("DJIA") moved up or down by more than 1% every third trading day on average. (DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrial.) The uncertainty on the earnings front as a result of the Asian financial and currency crisis should sustain a high level of volatility and complicate the market outlook for 1998.

After a strong showing in the first half of 1997, the U.S. stock market posted solid gains in the third quarter. The S&P 500 Index ("S&P 500"), gained 7.5% in the third quarter of 1997, the Russell 2000 Index, rose sharply by 14.9% and the Nasdaq Index performed even better with a spectacular rise of 16.9%. The U.S. stock market posted a mixed performance in the fourth quarter. The S&P 500 gained 2.9% in the fourth quarter, while the Russell 2000 Index fell by 3.4% and the Nasdaq Index declined by 6.8%. For the calendar year 1997, the S&P 500 rose by 33.4%, the Russell 2000 Index advanced by 22.4% and the Nasdaq Index gained 21.6%. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks. The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.)

Stock market volatility increased in the third quarter of 1997 with the DJIA registering its second-largest point decline and its single-largest daily gain within a three-week period in the middle of the third quarter. Most stock market indexes fell about 3% on August 15, 1997, on a groundswell of earnings concerns after a few large-capitalization consumer companies warned about earnings disappointments for the third quarter. Investor sentiment reversed on September 2, 1997 when a weaker economic report from the National Association of Purchasing Managers ("NAPM") dispelled fears of further Fed tightening. The stock market reversed course with an equally spectacular 3% gain as bond prices rose sharply also.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the DJIA by 554 points on Monday, October 27, 1997, and was a major factor of the largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Second quarter earnings showed the same pattern of good news from earlier quarters which investors have now almost come to expect as a routine outcome. Positive surprises again far outnumbered disappointing earnings reports. Over 61% of all companies reported earnings above consensus while only 26% failed to deliver on earnings expectations.

Third quarter earnings were also ahead of expectations. The final tally on the earnings scorecard showed that 55% of all companies reported positive earnings surprises while 28% turned in earnings disappointments. We observe yet again that the current string of good earnings reports has now reached 19 consecutive quarters and is unprecedented in terms of both magnitude and duration.

The consensus forecast for 1998 corporate earnings growth is now 7.2%. The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market should be intolerant of any earnings disappointments.

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and as a result, 1998 promises to be a year of great uncertainty.

                                        2

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

FIXED INCOME MARKET COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when the Hong Kong dollar came under pressure. The S&P 500 went down roughly 10% in October leading to a sharp rally in the U.S. bond market, while declining bond yields and bargain hunting by some investors helped stabilize financial markets as the reporting period drew to a close. The U.S. stock market and emerging debt markets posted positive returns in November and December as both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor forces to preserve profits, pressure will be taken off U.S. labor markets and the Fed will be given a compelling reason to cut rates. Moreover, many of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, should slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of GDP.

Looking ahead to 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asia could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

TRAVELERS QUALITY BOND PORTFOLIO

The fourth quarter of 1997 was disastrous in Asia. The problems that originated in Thailand spread quickly to Malaysia, Indonesia and then Korea. Fortunately, the Travelers Quality Bond Portfolio's ("Portfolio") exposure to Asian credits was eliminated earlier in the year. Prices of certain Korean paper dropped as much as 35% from their highs as questions arose about their ability to roll over short-term debt.

Corporate bond spreads widened and U.S. Treasurys rallied sharply, with two-year yields falling. The yield curve flattened dramatically in the last quarter of 1997. (The yield curve shows the difference between short- and long-term yields.)

In the fourth quarter, securities selection and a slightly longer duration helped the Portfolio's performance. (Duration is a measure of a fund's volatility relative to a given change in interest rates.) For the year, the Portfolio posted a 7.14% total return versus the Lehman Government/Corporate Bond Index of 9.76%. (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.) The Portfolio was hurt by our bearishness in the second quarter of 1997.

The Portfolio enters 1998 with a slightly longer duration than the benchmark (3.5 years versus 3.3 years). We have increased our exposure to U.S. Treasurys and are overweighted in corporate bonds focusing on shorter maturities to capture additional yield potential.

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Stock Portfolio ("Portfolio") posted excellent performance for 1997. The Portfolio had a total return of 8.50% for the year ended December 31, 1997 which outperformed the 1.78% posted by the MSCI EAFE Index. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.) We believe the Portfolio's outstanding performance demonstrates the merits of maintaining a strict investment discipline. After stocks

                                        3

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

peaked in mid-July, Asian financial turmoil sparked a global stock market slide, sending the MSCI EAFE down nearly 10% by year end. In contrast, the Portfolio slipped just 3%, protecting its earlier gains. Strong outperformance and low volatility during turbulent market conditions are hallmarks of Lazard's bottom-up value discipline. (A "bottom-up" approach to investing focuses on the potential outstanding performance of individual companies rather than considering the impact of major economic trends.)

Asian market turmoil and its global repercussions shook the stock markets in the second half of 1997. The widely held belief that emerging Asian economies could grow 7%-10% in perpetuity without contraction led valuations. Due to these excessive valuations, we were significantly underweighted in Asia, with less than a roughly 4% exposure. Undisciplined capital spending, excessive property values, imprudent lending and inappropriate policy responses ultimately led to the currency devaluation and falling stock markets. The Thai baht was the first to collapse while South Korea has been the latest victim. International Monetary Fund ("IMF") bailouts replaced Fed Chairman Alan Greenspan's comments as the most publicized financial news stories. We believe our limited exposure to Asia (ex-Japan) during the reporting period added significant value relative to the MSCI EAFE Index.

Prudent stock selection lies at the heart of our investment discipline. While the European political climate shifted this year, with Labor and Socialist victories in the UK and France as well as the impending European Monetary Union, many European companies are addressing global competition head on and recognizing shareholder value through decisive corporate action. During the first quarter, Alcatel Alsthom's (A French telecommunications and energy systems company) stock price soared over 60% as the company returned to profit delivering on a restructuring plan outlined by its CEO Serge Tchuruk in late 1995. Alcatel then turned to focusing on its core business by taking control of Thomson-CSF (defense electronics) and finally closed the year by announcing its intention to spin off its GEC-Alsthom energy business.

During the second quarter, Philips Electronics' (Netherlands) restructuring program implemented last year began to bear fruit in the form of its first quarterly earnings upturn in over two years. We invested in companies that strengthened their core businesses through mergers. In Germany, Thyssen and Krupp Hoesch announced a merger that will give them needed critical mass and help bolster their global steel capabilities. Meanwhile in the UK, Grand Metropolitan and Guinness merged to form Diageo PLC, creating a powerful combination of brands and distribution in the fragmented global spirits industry. B.A.T. Industries PLC merged its insurance business with Zurich Insurance (Switzerland) leaving B.A.T. a focused tobacco company and strengthening Zurich's global financial presence. However, the single largest contributor of outperformance for the Portfolio was Japanese stock selection.

Japan's stock market struggled throughout 1997. Regional turmoil compounded domestic problems and a weak economic outlook continued to plague Japanese companies. Over the last two years, the Japanese stock market has become polarized as exporters forced to change to compete with global peers have prospered, while domestic companies in regulated industries have languished. Our focus on proactive business attractively priced relative to the sustainable returns they generate led us to a high exposure in companies such as Sony, Honda and Nintendo. These stocks, have in turn, strongly outperformed the Japanese market as a whole. A weak yen has also helped, but certain companies have benefited from restructuring and they have developed competitive advantages globally in their respective industries.

Domestic Japanese companies that are taking action to remain competitive in deregulating industries also boosted performance. Orix Corp. (leasing) has taken a number of positive steps that has driven its stock to be the Portfolio's strongest performer this year. After its bad debt provisions peaked, Orix took over a bankrupt leasing company and announced a joint venture with Bank One to strengthen its core business and position itself to take advantage of favorable deregulation announced at the beginning of the year. Orix also recognized its shareholders by announcing a share buy back and became one of the first Japanese companies to align the interests of its management with those of shareholders through a stock option incentive plan. Such domestic leaders have joined global exporters to post strong absolute returns in a weak market. While Japan tumbled about 24%, the Portfolio's Japanese stocks actually went down just 1%.

As we scour the world for investment opportunities, we usually employ a global industry perspective rather than a country or regional focus. As companies become more global, we think it's critical to understand the industry in which they operate rather than the countries where they are based.

British Aerospace PLC (UK, defense) is a great example of our industry focus. Understanding how the U.S. defense industry has consolidated helps us in evaluating European defense companies as the industry evolves. British Aerospace restructured

                                        4

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

and became the most efficient European defense/aerospace company. In fact, before British Aerospace announced it would make wingsets for Boeing's new 737, we already determined that Boeing envied British Aerospace wingset engineering and manufacturing capabilities. In Europe, we found more compelling valuations and companies actively consolidating in the face of deregulation, whereas Japanese banks, also facing deregulation have essentially implemented no change. In turn, we were overweighted in European financials and did not own a single Japanese bank.

No matter what 1998 has in store for financial markets, Lazard remains committed to its disciplined, bottom-up value-driven investment approach. Obviously we do not ignore macroeconomic and political events, but by concentrating on finding companies selling at compelling valuations with catalysts to unlock value for shareholders, the Portfolio should be positioned to perform well in rising markets and hopefully outperform its competition in flat and falling markets.

MFS EMERGING GROWTH PORTFOLIO

For the year ended December 31, 1997, the MFS Emerging Growth Portfolio ("Portfolio") provided a total return of 21.15%. This compares to a 22.36% return for the Russell 2000 Index and a 33.35% return for S&P 500 for the same period.

Although the Portfolio's performance benefited from the stock price appreciation of many of its holdings in the technology, leisure, and retail sectors, the overall stock market in 1997 continued to be dominated by the larger capitalization issues as represented by DJIA and S&P 500.

1997 was a paradoxical year for investors. On one hand, the economy was stronger than expected, yet inflation remained extremely low. In fact, economic growth was so strong early in the year that concerns about possible interest-rate increases enhanced the appeal of larger capitalization stocks of the DJIA and S&P 500 compared to emerging growth stocks, despite their superior earnings' growth and attractive valuations. At mid year when it became apparent that inflation was subdued, emerging growth stocks outperformed larger capitalization stocks. However, in late 1997, with the concerns generated by the economic problems in Asia, investors again sought the liquidity and perceived "safety" of larger cap stocks.

The Portfolio benefited from the strong performance of its largest sector: technology. Our holdings are primarily in software, where the Portfolio owns the leading database, design automation, and mainframe software companies such as Cadence Design System, Inc., BMC Software Inc., Compuware, SAP (A German ADR) and Microsoft Corp. These corporations are helping workers worldwide to become more productive.

Our holdings in leisure, primarily lodging and media, also helped the Portfolio's performance. The stocks of radio and television broadcasting companies such as Clear Channel Communications, Inc. and Cox Radio Inc. were buoyed by positive advertising trends and continued consolidation within their markets. Drug store and food retailers such as CVS Corp., Rite Aid Corp., and Fred Meyer Inc. also contributed to the Portfolio's performance because of strong underlying growth and cost cutting opportunities generated by mergers and acquisitions. Investors finally recognized the many synergies of the Portfolio's largest position, Cendant Corp., the new company formed by the merger of HFS and CUC International, two leading consumer service companies. The Portfolio's second-largest position, Tyco International Ltd. (a diversified company that designs, manufactures and sells disposable medical supplies, electronic security devices, electronic components and flow control products), contributed favorably as well due to acquisitions and strong internal growth.

One area that did not perform as well as we expected was health care, in particular the stocks of health maintenance organizations ("HMOs"). Higher-than-expected expenses more than offset price increases, creating earnings disappointments. Now these companies have a more realistic view of the cost of doing business and should price their products more realistically. We think the earnings of HMOs should begin to meet investors' expectations going forward.

Looking ahead, we are positive about the fundamental outlook for emerging growth stocks. In 1998, we expect a slowing of economic growth and a continuation of the benign interest rate environment that marked this past year. Emerging growth stocks should generate stronger relative earnings growth than their large-capitalization, multinational counterparts who are typically more exposed to the turmoil in Asia. Robust earnings combined with attractive valuations should help performance. Moreover, the recent capital gains tax cut should also increase the investment appeal of emerging growth stocks. We believe our investment strategy of searching out rapidly growing companies early in their development and identifying growth stocks at reasonable prices should be rewarding for investors in 1998.

                                        5

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

FEDERATED HIGH YIELD PORTFOLIO

The high yield bond market generated excellent returns for the year ended December 31, 1997. The Federated High Yield Portfolio ("Portfolio") posted a total return of 15.45% for the year ended December 31, 1997. In comparison, the Lehman Brothers High Yield Bond Index returned 12.76% for the year versus 9.65% for the Lehman Aggregate Index, a measure of high quality bond performance. (The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

The major factor for the superior relative performance of high yield bonds was the almost ideal economic conditions that existed in 1997. Strong steady economic growth, coupled with low inflation, resulted in good operating performance for most high yield bond issuers. Declining interest rates and strong stock markets provided an attractive environment for most high yield bond issuers. Moreover, the high yield bond market has benefited from strong demand as investors continued to be attracted to the historically strong total return performance and attractive yields from high yield bonds in a declining rate environment.

The Portfolio outperformed both its Lipper high current yield fund peer group average and the Lehman Brothers High Yield Bond Index for the year ended December 31, 1997. We believe several factors benefited the Portfolio versus the benchmarks. The Portfolio's largest industry exposures have been (and continue to be) telecommunications, cable and broadcasting. These three sectors generated very strong performance versus the bond market this year. The Portfolio was generally underweighted in basic industries such as steel, forest products and commodity chemicals. These sectors underperformed, especially in the fourth quarter of 1997 as concerns about lower economic growth in 1998 began to increase. The Portfolio also had no exposure to emerging Asian markets that were negatively impacted in the fourth quarter by economic and currency turmoil.

Several Portfolio holdings were involved in corporate finance activities such as mergers, initial public offerings ("IPOs") and tenders. For example, Astor was acquired by Allied Signal while Ralph's Grocery and Brooks Fiber have announced plans to be acquired. AMF and International Home Foods did initial stock offerings and Owens Illinois tendered for its outstanding debt. In addition, the Portfolio benefited from strong individual security selection, avoiding major deteriorating situations while holding numerous strong performers. Nextel, Teleport, Cablevision Systems and GS Technologies were particularly strong performers.

In 1998, we believe the main area of uncertainty is what impact Asia's problems will have on U.S. economic growth, inflation and the stock markets. It would appear that the problems in Asia will slow the U.S. economy and reduce inflation much like a Fed monetary policy tightening. This could serve to head off inflationary fears, reduce the likelihood of a future Fed tightening and give support to the current economic expansion.

Strong economic growth would be a long-term positive for high yield bonds. Yet, the main risk is that Asia's problems will have a greater impact on the U.S. economy and push it into recession. Therefore, superior credit selection will be essential in 1998 as the odds-on-bet is for slower economic activity that could lead to negative credit surprises. We continue to favor companies that are benefiting from strong growth such as telecommunications and companies in consolidating businesses such as cable and broadcasting.

FEDERATED STOCK PORTFOLIO

The year ended December 31, 1997 was a strong year for the Federated Stock Portfolio ("Portfolio"). The Portfolio had a total return of 33.41% versus the 24.84% and 33.35% total returns for the Lipper growth and income funds average index and the S&P 500 Index, respectively.

Continued market strength led us to become more defensive as valuations become excessive in some areas and speculation seemed more abundant. We are close to seven years of an economic expansion, quite long by historical standards. The current economic turmoil facing some of our foreign trading partners during the reporting period also concerns us. The combination of these and other factors has increased investor uncertainty. When uncertainty increases in financial markets, the typical reaction of investors is a "flight to quality." Investors usually begin taking profits in more speculative (and often smaller) companies and invest in large, well run companies that have weathered difficult economic and market periods. We think these trends bode well for the Portfolio.

                                        6

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The best-performing sectors during the period under review were finance, technology and energy. We continue to be overweighted in energy due to its defensive nature as well as attractive valuation. In finance, we remain slightly underweighted as valuations are now in the upper end of their historic ranges. The run up in technology has given us the opportunity to reduce our exposure, as excessive valuation and slowing growth rates persist. We continue to increase our exposure to utilities and retailing as both groups have been ignored by most investors, valuations are attractive and fundamentals are improving. We continue to seek undervalued quality companies and avoid good stories with high risk.

As part of our portfolio management process in determining the relative value of various sectors, we also attempt to identify underlying investment themes. At this time, the major themes in the Portfolio are:

     - Beneficiaries of corporate restructuring such as Pharmacia & Upjohn Inc., Rubbermaid Inc., Unilever NV and Cigna Corp.

     - Companies that generate significant excess cash flow such as Philip Morris Co. and Dow Chemical Corp.

     - Dominant companies with superior management such as PepsiCo Inc., Wal-Mart Corp. and Philip Morris Co.

While concerned by the market's strength over the past years, we believe good long-term values can still be identified through our disciplined investment process and careful fundamental research. While we believe 1998 will be more challenging for investors, we will continue to help minimize risk through diversification as well as pay close attention to the valuation levels of individual stocks.

MID CAP DISCIPLINED EQUITY FUND

The Mid Cap Disciplined Equity Fund ("Fund") was launched on April 1, 1997. From its inception to December 31, 1997, the Fund had a total return of 34.38%, comparing favorably to the 34.25% total return of S&P 400 index ("S&P 400"). (The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.)

The Fund is managed by the Travelers Investment Management Co. ("TIMCO"). TIMCO manages the Fund to provide diversified exposure to the mid- and small-capitalization sectors of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer in the opinion of the manager attractive relative value. In order to achieve consistent relative performance, we manage the portfolio to mirror the overall risk, sector weightings and growth/value style characteristics of the S&P 400 index.

During the second half of 1997, stock selection in the consumer discretionary and technology sectors made the strongest positive contribution to the Fund's overall relative performance. In the consumer discretionary sector, our biggest relative performance gains came from our overweighted positions in a number of specialty retailers, including Family Dollar Stores Inc. and TJX Cos. Inc., companies that benefited from a strong domestic economy and healthy consumer spending. The Fund was also helped by solid advertising trends and merger activity in the newspaper and media industries. These factors helped boost the stocks of New York Times Co. and Chancellor Media Corp., respectively.

In the technology sector where investors became increasingly concerned about the negative impact of the Asian economic crisis on corporate earnings and economic growth rates, our underweighted position in semiconductor and semiconductor equipment stocks also helped the Fund's returns. Computer software holdings such as Policy Management Services Corp. and BMC Software Inc. rose on strong fundamentals, positive earnings surprises and attractive valuations.

Our disciplined approach to stock selection emphasizes stocks that exhibit improving fundamentals as measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we are maintaining our emphasis in VLSI Technology Inc., a leading designer and manufacturer of semiconductors used in wireless and digital telecommunications applications.

We lost ground to the benchmark primarily in the transportation and basic materials sectors. In the transportation sector, we were hurt by our position in Kansas City Southern, a railroad and financial services company that benefited first from the strong performance of its money management operations and from the decision to separate into two entities. In basic materials, the Asian crisis led to plummeting commodity prices and pressured stocks in the gold, copper, aluminum, paper and steel industries, as investors began to discount weaker 1998 earnings. The Fund's holdings which suffered as a result of

                                        7

<PG$PCN>

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Asia include Boise Cascade Corp., a paper and forest product manufacturer, and USX-U.S. Steel Group Inc., the nation's largest steel manufacturer.

We expect that the uncertainty on the earnings front as a result of the Asian crisis will sustain the high level of market volatility experienced in 1997, a year that saw the DJIA to move up or down by more than 1% on average every third trading day. We remain cautious about the stock market in the short run. Over the long term, a friendly interest rate environment and reasonable earnings strength preclude the prospect of a sustained bear market.

In our view, the key to stock market performance in 1998 will be the extent to which corporate profits remain immune to Asia's problems. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues as a result of lower demand in Asia. With current valuations at fairly high levels, the stock market should be intolerant with respect to any earnings disappointments.

The early corporate earnings season appears to be on track with no major disappointments. Bellwether technology stocks such as Intel and Motorola have reported earnings that have come close to expectations. The market is likely to take its lead from the technology sector that has been hardest hit by earnings concerns relating to Asia. We are closely monitoring the earnings season to diagnose early symptoms of the Asian flu. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

In the health care sector, we hold McKesson Corp., the nation's largest wholesale drug distributor, which is growing rapidly through acquisitions and market share gains. In the consumer sector, our focus remains on diversified media companies like New York Times Co., as well as retailers that demonstrate above-average sales and earnings momentum, including Costco Cos. Inc., TJX Cos. Inc. and Borders Group Inc. In transportation, we emphasized Lear, a leading supplier of automotive interior and seating systems to the auto industry, with rising earnings and what we think are an attractive valuation.

In closing, thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 26, 1998

                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                     7.14%
   8/30/96* through 12/31/97               8.08%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   8/30/96* through 12/31/97              10.95%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1997. The Lehman Government/Corporate Bond Index is a weighted composite of the Lehman Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.

                                Travelers          Lehman
    Measurement Period         Quality Bond    Government/Corporate
   (Fiscal Year Covered)        Portfolio        Bond Index
8/30/96                                10000            10000
12/96                                  10356            10489
6/97                                   10602            10776
12/31/97                               11095            11512

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/97 (UNAUDITED)

   AVERAGE ANNUAL TOTAL RETURN
   ---------------------------------------------
   Year Ended 12/31/97                     8.50%
   8/1/96* through 12/31/97               11.70%

              CUMULATIVE TOTAL RETURN
   ---------------------------------------------
   8/1/96* through 12/31/97               16.96%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through December 31, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product.

                                  Lazard
                              International     MSCI EAFE -
    Measurement Period            Stock         GDP Weighted
   (Fiscal Year Covered)        Portfolio          Index
8/1/96                                 10000            10000
12/96                                  10780            10533
6/97                                   11859            11815
12/31/97                               11696            11180

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ----------------------------------------------
   Year Ended 12/31/97                     21.15%
   8/30/96* through 12/31/97               20.63%

              CUMULATIVE TOTAL RETURN
   ----------------------------------------------
   8/30/96* through 12/31/97               28.43%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ.

                            MFS
                         Emerging     Standard &
 Measurement Period       Growth      Poor's 500      Russell
(Fiscal Year Covered)    Portfolio       Index      2000 Index
8/30/96                       10000         10000         10000
12/96                         10600         11441         10931
6/97                          11726         13798         12046
12/31/97                      12843         15258         13376

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/97 (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURN
   ----------------------------------------------
   Year Ended 12/31/97                     15.45%
   8/30/96* through 12/31/97               17.50%

              CUMULATIVE TOTAL RETURN
   ----------------------------------------------
   8/30/96* through 12/31/97               23.94%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1997. The Lehman Aggregate Bond Index, an unmanaged index, is composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.

                         Federated      Lehman      Lehman High
 Measurement Period     High Yield     Aggregate    Yield Bond
(Fiscal Year Covered)    Portfolio    Bond Index       Index
8/30/96                       10000         10000         10000
12/96                         10761         10480         10599
6/97                          11484         10804         11216
12/31/97                      12394         11491         11952

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/97 (UNAUDITED)

           AVERAGE ANNUAL TOTAL RETURN
   --------------------------------------------
   Year Ended 12/31/97                   33.41%
   8/30/96* through 12/31/97             35.88%

             CUMULATIVE TOTAL RETURN
   --------------------------------------------
   8/30/96* through 12/31/97             50.23%
   * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 1997. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                Federated        Standard &
    Measurement Period            Stock          Poor's 500
   (Fiscal Year Covered)        Portfolio          Index
8/30/96                                10000            10000
12/96                                  11261            11441
6/97                                   13482            13798
12/31/97                               15023            15258

--------------------------------------------------------------------------------
Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MID CAP DISCIPLINED EQUITY FUND AS OF 12/31/97 (UNAUDITED)

           AVERAGE ANNUAL TOTAL RETURN
   --------------------------------------------
   4/1/97* through 12/31/97             34.38%+

             CUMULATIVE TOTAL RETURN
   --------------------------------------------
   4/1/97* through 12/31/97             34.38%+
   * Commencement of operations
   + Total return is not annualized, as it may
     not be representative of the total return
     for the year.

This chart assumes an initial investment of $10,000 made on April
1, 1997, assuming reinvestment of dividends, through December 31, 1997. The Standard & Poor's 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

                                 Mid Cap         Standard &
    Measurement Period         Disciplined       Poor's 400
   (Fiscal Year Covered)       Equity Fund         Index
4/1/97                                 10000            10000
6/97                                   11360            11151
12/31/97                               13438            13425

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1997

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT      RATINGS                                  SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 40.1%
 $1,000,000   AAA        U.S. Treasury Note, 5.625% due 11/30/99..............................   $  999,310
    400,000   AAA        U.S. Treasury Note, 5.750% due 11/15/00..............................      400,696
  1,875,000   AAA        U.S. Treasury Note, 5.750% due 10/31/02..............................    1,877,175
    500,000   AAA        U.S. Treasury Note, 6.125% due 8/15/07...............................      514,030
-----------------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $3,783,986)                     3,791,211
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 54.1%
-----------------------------------------------------------------------------------------------------------
AMUSEMENT PARKS -- 2.1%
    220,000   BBB-       Six Flags Entertainment Corp., Sr. Note, zero coupon bond
                           to yield 12.504% due 12/15/99......................................      195,250
-----------------------------------------------------------------------------------------------------------
BANKS -- 2.7%
    250,000   BBB+       Bancponce Financial Corp., Medium Term Note, 6.750% due 8/9/01.......      253,438
-----------------------------------------------------------------------------------------------------------
BROADCASTING -- 2.4%
    200,000   BBB        Continental Cablevision, Inc., Sr. Sub. Debenture, 11.000% due
                           6/1/07.............................................................      223,000
-----------------------------------------------------------------------------------------------------------
CABLE -- 7.7%
    365,000   A-         Cox Communications, Inc., Medium Term Note, 6.690% due 9/20/04.......      369,563
    320,000   BBB-       Tele-Comm, Inc., Debentures, 9.650% due 10/1/03......................      354,000
-----------------------------------------------------------------------------------------------------------
                                                                                                    723,563
-----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.5%
    250,000   A+         CIT Group Holdings, Inc., 6.200% due 10/20/01........................      250,625
    285,000   A+         U.S. West Capital Funding, Inc., Sr. Note, 6.950% due 1/15/37........      293,906
    250,000   A          USL Capital Corp., Sr. Note, 8.125% due 2/15/00......................      260,313
-----------------------------------------------------------------------------------------------------------
                                                                                                    804,844
-----------------------------------------------------------------------------------------------------------
MEDICAL -- 3.1%
    250,000   BBB        Columbia HCA Healthcare, Inc., Medium Term Note, 8.700% due
                           2/10/10............................................................      290,625
-----------------------------------------------------------------------------------------------------------
OIL/PETROLEUM -- 2.9%
    250,000   A+         Texaco Capital, Inc., Debenture, 8.500% due 2/15/03..................      276,250
-----------------------------------------------------------------------------------------------------------
REAL ESTATE - HEALTH CARE -- 2.7%
    250,000   BBB        Nationwide Health Properties, Inc., Medium Term Note, 6.900% due
                           10/1/37............................................................      257,188
-----------------------------------------------------------------------------------------------------------
TECHNOLOGICAL SERVICE -- 3.7%
    350,000   BBB+       Comdisco, Inc., Sr. Note, 6.500% due 4/30/99.........................      352,188
-----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.6%
    300,000   A          GTE Corp., Debenture, 9.100% due 6/1/03..............................      336,000
-----------------------------------------------------------------------------------------------------------
TOBACCO -- 2.7%
    250,000   A          Philip Morris Cos., Inc., Sr. Note, 6.950% due 6/1/06................      256,250
-----------------------------------------------------------------------------------------------------------
UTILITIES - ELECTRIC -- 12.0%
    400,000   A-         Avon Energy Partners Holding Inc., 6.730% due 12/11/02...............      402,000
    350,000   BB+        Cal Energy Co., Inc., 9.500% due 9/15/06.............................      381,500
    350,000   BBB        Illinois Power Co., 1st Mortgage Bond, 6.500% due 9/1/99 (a).........      352,185
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,135,685
-----------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES (Cost -- $5,048,676)                       5,104,281
-----------------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $8,832,662)                               8,895,492
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT                                               SECURITY                                    VALUE
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
   $551,000              Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $551,194;
                           (Fully collateralized by U.S. Treasury Note, 6.625% due 4/30/02;
                           Market value -- $574,418) (Cost -- $551,000).......................   $  551,000
-----------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $9,383,662**)                        $9,446,492
-----------------------------------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 41 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
STOCK -- 91.6%
---------------------------------------------------------------------------------------------------------
AUSTRALIA -- 1.0%
   24,300    Westpac Banking Corp. Ltd.....................................................     $ 155,426
---------------------------------------------------------------------------------------------------------
DENMARK -- 1.1%
    2,250    Unidanmark A/S, Class A Shares................................................       165,282
---------------------------------------------------------------------------------------------------------
FINLAND -- 0.9%
   12,200    Merita Oy, Class A Shares.....................................................        66,761
    3,400    UPM-Kymmene Corp. ............................................................        68,054
---------------------------------------------------------------------------------------------------------
                                                                                                  134,815
---------------------------------------------------------------------------------------------------------
FRANCE -- 12.5%
    1,860    Alcatel Alsthom...............................................................       236,519
    3,000    Axa UAP.......................................................................       232,231
    4,100    Banque Nationale de Paris.....................................................       218,017
    1,230    Compagnie de Saint Gobain.....................................................       174,809
    2,080    Compagnie Generale des Eaux...................................................       290,426
    3,000    Elf Aquitaine SA..............................................................       349,069
      900    Havas SA......................................................................        64,777
    6,400    Rhone-Poulenc, Class A Shares.................................................       286,809
---------------------------------------------------------------------------------------------------------
                                                                                                1,852,657
---------------------------------------------------------------------------------------------------------
GERMANY -- 11.1%
    2,600    Daimler-Benz AG...............................................................       183,638
    1,930    Deutsche Bank AG..............................................................       135,028
    3,600    Dresdner Bank AG..............................................................       163,773
    6,900    Hoeschst AG...................................................................       239,069
      420    Mannesmann AG.................................................................       210,923
    5,600    Metallgesellschaft AG (a).....................................................       102,464
    4,200    Metro AG (a)..................................................................       149,024
      615    Thyssen AG....................................................................       131,339
      600    Viag AG.......................................................................       328,680
---------------------------------------------------------------------------------------------------------
                                                                                                1,643,938
---------------------------------------------------------------------------------------------------------
HONG KONG -- 2.6%
    7,473    HSBC Holdings PLC.............................................................       184,209
   19,500    Swire Pacific Ltd.............................................................       106,956
   41,000    Wharf Holdings Ltd............................................................        89,953
---------------------------------------------------------------------------------------------------------
                                                                                                  381,118
---------------------------------------------------------------------------------------------------------
ITALY -- 5.1%
   36,300    Credito Italiano S.p.A. ......................................................       112,346
   37,900    ENI S.p.A. (a)................................................................       216,547
   32,470    Fiat S.p.A. ..................................................................        94,230
   31,900    Fiat S.p.A. Preferred.........................................................        48,715
   63,100    Telecom Italia S.p.A. Risp NC (b).............................................       277,411
---------------------------------------------------------------------------------------------------------
                                                                                                  749,249
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
JAPAN -- 19.4%
    6,000    Honda Motor Co. Ltd...........................................................     $ 221,034
    1,000    Ito-Yokado Co. Ltd............................................................        51,144
      640    Ito-Yokado Co. Ltd. ADR.......................................................       130,280
       25    Japan Tobacco Inc. ...........................................................       178,043
   19,000    Matsushita Electric Industrial Co. Ltd........................................       279,100
   33,000    Mitsubishi Heavy Industries Ltd...............................................       138,066
   10,000    Mitsui Marine and Fire Insurance Co. Ltd......................................        51,221
    2,100    Nintendo Co. Ltd. ............................................................       206,729
       28    Nippon Telegraph & Telephone..................................................       241,184
    6,000    Omron Corp. ..................................................................        94,136
    3,500    Orix Corp. ...................................................................       244,953
    2,600    Promise Co. Ltd...............................................................       144,772
   21,000    Ricoh Co. Ltd.................................................................       261,642
   26,000    Sekisui Chemical Co. Ltd. ....................................................       132,575
    2,400    Sony Corp.....................................................................       214,113
      700    Sony Corp. ADR................................................................        63,525
   42,000    Sumitomo Trust & Banking Corp.................................................       219,004
---------------------------------------------------------------------------------------------------------
                                                                                                2,871,521
---------------------------------------------------------------------------------------------------------
MALAYSIA -- 0.2%
    9,000    Genting Berhad................................................................        22,543
---------------------------------------------------------------------------------------------------------
NETHERLANDS -- 3.1%
      730    Heineken NV...................................................................       127,110
    3,300    Philips Electronics NV .......................................................       197,938
    2,500    Royal Dutch Petroleum Co., New York Registered Shares.........................       135,469
---------------------------------------------------------------------------------------------------------
                                                                                                  460,517
---------------------------------------------------------------------------------------------------------
SPAIN -- 1.6%
    8,300    Telefonica de Espana..........................................................       236,878
---------------------------------------------------------------------------------------------------------
SWEDEN -- 3.5%
    4,634    Astra AB, Class B Shares......................................................        77,967
    2,440    Electrolux AB, Class B Shares.................................................       169,440
   12,500    Nordbanken Holding AB.........................................................        70,735
    5,800    Svenska Handelsbanken, Class A Shares.........................................       200,653
---------------------------------------------------------------------------------------------------------
                                                                                                  518,795
---------------------------------------------------------------------------------------------------------
SWITZERLAND -- 8.5%
    1,350    Credit Suisse Group...........................................................       209,173
      165    Holderbank Financiere Glarus AG, Class B Shares...............................       134,842
      101    Nestle SA, Registered Shares..................................................       151,576
      145    Novartis AG, Registered Shares................................................       236,686
       90    SGS Societe Generale de Surveillance Holding SA, Class B Shares...............       172,768
      121    Societe Suisse pour la Microelectronique et l'Horlogerie, Bearer Shares.......        66,863
       30    Societe Suisse pour la Microelectronique et l'Horlogerie, Registered Shares...         4,052
      580    Zurich Versicherungs-Gesellschaft, Registered Shares..........................       276,759
---------------------------------------------------------------------------------------------------------
                                                                                                1,252,719
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

 SHARES                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 21.0%
   25,200    B.A.T. Industries PLC.........................................................   $   229,920
   14,200    British Aerospace PLC.........................................................       406,782
   13,500    British Petroleum Co. PLC.....................................................       177,816
   51,700    BTR PLC.......................................................................       158,652
   23,098    Cadbury Schweppes PLC.........................................................       229,935
   25,343    Diageo PLC....................................................................       232,893
   12,100    EMI Group PLC.................................................................       104,376
   16,200    General Electric Co. PLC......................................................       106,356
    9,200    Granada Group PLC.............................................................       141,841
   61,500    LucasVarity PLC...............................................................       218,071
   21,800    Mirror Group PLC..............................................................        70,485
   26,000    National Power PLC............................................................       257,754
   15,000    National Westminster Bank PLC.................................................       249,157
   11,000    Prudential Corp. PLC..........................................................       127,872
   22,300    Rank Group PLC................................................................       127,965
   30,200    Unilever PLC..................................................................       259,140
---------------------------------------------------------------------------------------------------------
                                                                                                3,099,015
---------------------------------------------------------------------------------------------------------
             TOTAL STOCK (Cost -- $12,931,694).............................................    13,544,473
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
$1,238,000    Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $1,238,437;
                (Fully collateralized by U.S. Treasury Note, 6.625% due 4/30/02;
                Market value -- $1,266,638) (Cost -- $1,238,000)...........................     1,238,000
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $14,169,694*).............................   $14,782,473
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Risp NC -- Risparmio Non-Convertible (non-convertible saving shares).
*   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCK -- 91.4%
---------------------------------------------------------------------------------------------------------
ADVERTISING -- 0.2%
       800    Lamar Advertising Co. .......................................................    $   31,800
     3,000    Outdoor Systems, Inc. .......................................................       115,125
---------------------------------------------------------------------------------------------------------
                                                                                                  146,925
---------------------------------------------------------------------------------------------------------
AEROSPACE -- 0.1%
       850    Thiokol Corp. ...............................................................        69,063
---------------------------------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.0%
       200    Tefron Ltd. .................................................................         4,600
---------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.1%
     2,900    Avis Rent A Car, Inc. .......................................................        92,619
---------------------------------------------------------------------------------------------------------
BANKS & CREDIT CO. -- 0.4%
     1,800    Compass Bancshares Inc. .....................................................        78,750
       900    First Security Corp. ........................................................        37,688
       500    First Virginia Banks Inc. ...................................................        25,844
       800    Firstar Corp. ...............................................................        33,950
       300    Interra Financial Inc. ......................................................        20,700
       600    Provident Financial Group, Inc. .............................................        29,100
       700    Summit Bancorp...............................................................        37,275
       700    U.S. Trust Corp. ............................................................        43,838
---------------------------------------------------------------------------------------------------------
                                                                                                  307,145
---------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
    11,200    Guidant Corp. ...............................................................       697,200
---------------------------------------------------------------------------------------------------------
BUSINESS MACHINES -- 0.8%
    10,200    Affiliated Computer Services Inc. (a)........................................       268,388
     8,550    Sun Microsystems, Inc. (a)...................................................       340,931
---------------------------------------------------------------------------------------------------------
                                                                                                  609,319
---------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 12.1%
    21,300    Accustaff Inc. (a)...........................................................       489,900
     6,200    Bisys Group Inc. ............................................................       206,150
   172,234    Cendant Corp. ...............................................................     5,920,552
     8,400    Corestaff Inc. (a)...........................................................       222,600
    27,400    Danka Business Systems, Inc. ................................................       436,701
     1,800    DST Systems Inc. (a).........................................................        76,838
     1,000    Fine Host Corp. .............................................................         1,000
       800    Galileo International Inc. ..................................................        22,100
       500    Ikon Office Solutions Inc. ..................................................        14,063
       500    Ivex Packaging Corp. ........................................................        12,000
    21,850    Learning Tree International Inc. (a).........................................       630,919
     1,800    Mail-Well Inc. ..............................................................        72,900
    18,650    Technology Solutions Co. (a).................................................       491,894

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 12.1% (CONTINUED)
       500    Transaction Systems Architects, Inc. (a).....................................   $    19,000
       500    United Rentals Inc. .........................................................         9,656
---------------------------------------------------------------------------------------------------------
                                                                                                8,626,273
---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 21.8%
     2,925    Autodesk Inc. ...............................................................       108,225
    35,100    BMC Software Inc. (a)........................................................     2,303,438
    80,410    Cadence Design System, Inc. (a)..............................................     1,970,045
     3,450    Compaq Computer Corp. .......................................................       194,709
    66,202    Computer Associates International, Inc. .....................................     3,500,431
    69,400    Compuware Corp. (a)..........................................................     2,220,800
       600    Dassault Systemes SA ADR.....................................................        18,525
    16,260    First Data Corp. ............................................................       475,605
       100    Infinity Financial Technology, Inc. (a)......................................         2,094
    16,100    Microsoft Corp. (a)..........................................................     2,080,925
   109,000    Oracle Systems Corp. (a).....................................................     2,432,063
       300    SAP Aktiengesellschaft ADR...................................................        32,306
     5,800    Scopus Technology Inc. ......................................................        69,600
       300    Security Dynamics Technology Inc. ...........................................        10,725
     5,800    Synopsys Inc. (a)............................................................       207,350
---------------------------------------------------------------------------------------------------------
                                                                                               15,626,841
---------------------------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES -- 5.8%
     8,400    Carson Inc. (a)..............................................................        56,175
     3,800    Dollar Thrifty Automotive Group, Inc. .......................................        77,900
     1,100    Pier 1 Imports Inc. .........................................................        24,888
     1,000    Service Corp. International..................................................        36,938
    87,536    Tyco International Ltd. .....................................................     3,944,591
---------------------------------------------------------------------------------------------------------
                                                                                                4,140,492
---------------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.9%
     9,800    Altera Corp. (a).............................................................       324,625
    10,300    Loral Space & Communications Ltd. ...........................................       220,806
     2,300    Xilinx Inc. (a)..............................................................        80,644
---------------------------------------------------------------------------------------------------------
                                                                                                  626,075
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 8.3%
     5,800    American Radio Systems Co. ..................................................       309,213
    15,100    CBS Corp. ...................................................................       444,514
     3,400    Chancellor Media Corp. ......................................................       253,725
    12,500    Clear Channel Communications, Inc. (a).......................................       992,969
     9,600    Cox Radio Inc. (a)...........................................................       386,400
     3,500    Emmis Broadcasting Corp. (a).................................................       159,688
     2,000    Gemstar International Group Ltd. ............................................        48,750
     6,500    Harrah's Entertainment Inc. (a)..............................................       122,688
     3,200    Hearst Argyle TV Inc. .......................................................        95,200
     4,500    ITT Corp. ...................................................................       397,800
    12,400    Jacor Communications, Inc. (a)...............................................       658,750
    12,250    Lin Television Corp. (a).....................................................       667,625

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 8.3% (CONTINUED)
     4,900    SFX Broadcasting Inc. .......................................................     $ 393,225
     3,000    Sinclair Broadcast Group Inc. ...............................................       139,875
     5,500    Univision Communications Inc. (a)............................................       383,969
    12,400    Viacom Inc. .................................................................       513,825
---------------------------------------------------------------------------------------------------------
                                                                                                5,968,216
---------------------------------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 3.6%
     3,800    Associates First Capital Corp. ..............................................       270,275
     3,915    Charter One Financial Inc. ..................................................       247,134
       200    Conning Corp. ...............................................................         3,350
    14,600    Consolidation Capital Co. ...................................................       296,563
     1,700    Donaldson, Lufkin & Jenrette Securities Corp. ...............................       135,150
     9,687    Franklin Resources Inc. .....................................................       842,168
     2,100    Lehman Brothers Holdings Inc. ...............................................       107,100
       200    Linc Capital Inc. ...........................................................         3,925
     4,300    Morgan Stanley, Dean Witter, Discover & Co. .................................       254,238
     1,400    People's Heritage Financial Group Inc. ......................................        64,400
     4,600    T. Rowe Price & Associates...................................................       289,225
       500    Union Planters Corp. ........................................................        33,969
---------------------------------------------------------------------------------------------------------
                                                                                                2,547,497
---------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.5%
       600    Corn Products International Inc. ............................................        17,888
     2,300    McCormick & Co. Inc. ........................................................        64,400
     2,800    Suiza Foods Corp. ...........................................................       166,776
       700    Tootsie Roll Industries Inc. ................................................        43,750
       900    Whole Foods Market Inc. .....................................................        46,013
---------------------------------------------------------------------------------------------------------
                                                                                                  338,827
---------------------------------------------------------------------------------------------------------
INSURANCE -- 0.3%
       800    Ace Ltd. ....................................................................        77,200
     3,200    Conseco Inc. ................................................................       145,400
       400    ESG RE Ltd. .................................................................         9,400
       400    Hartford Life Inc. ..........................................................        18,125
---------------------------------------------------------------------------------------------------------
                                                                                                  250,125
---------------------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
     3,150    SI Handling Systems Inc. ....................................................        43,313
---------------------------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 7.5%
     5,700    Arterial Vascular Engineering, Inc. .........................................       370,500
     4,700    Columbia HCA Healthcare Corp. ...............................................       139,238
    14,200    Cyberonics Inc. .............................................................       216,550
        82    Foundation Health System Inc. (a)............................................         1,835
     1,050    Health Management Association, Inc. (a)......................................        26,513
    22,100    Healthsouth Corp. (a)........................................................       613,275
     7,600    Integrated Health Service, Inc. .............................................       237,025
     2,200    Mariner Health Group Inc. (a)................................................        35,750
     1,650    McKesson Corp. ..............................................................       178,510

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
MEDICAL & HEALTH SERVICES -- 7.5% (CONTINUED)
     2,000    Medtronic Inc. ..............................................................     $ 104,625
     1,200    Mentor Corp. ................................................................        43,800
    13,300    Orthodontic Centers of America, Inc. ........................................       221,113
     5,800    Oxford Health Plans, Inc. ...................................................        90,263
     6,600    Pacificare Health System Inc. ...............................................       345,675
     1,900    Pathogenesis Corp. ..........................................................        70,538
      6300    Renal Treatment Centers, Inc. ...............................................       227,588
       900    Safeskin Corp. ..............................................................        51,075
       500    St. Jude Medical Inc. .......................................................        15,250
    45,600    United Healthcare Co. .......................................................     2,265,750
     1,200    VMR Scientific Products......................................................        33,900
     2,500    Zonagen Inc. ................................................................        45,469
---------------------------------------------------------------------------------------------------------
                                                                                                5,334,242
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.6%
     1,100    Applied Graphics Technologies Inc. ..........................................        58,575
     5,300    Century Telephone Enterprises, Inc. .........................................       264,009
    12,100    Kansas City Southern Industries, Inc. .......................................       384,175
    34,400    MCI Communications Corp. ....................................................     1,472,767
    12,000    Newport News Shipbuilding Inc. ..............................................       305,250
     1,500    Royal Caribbean Cruises Ltd. ................................................        79,969
       700    Starwood Lodging Trust.......................................................        40,513
---------------------------------------------------------------------------------------------------------
                                                                                                2,605,258
---------------------------------------------------------------------------------------------------------
OIL SERVICES -- 1.1%
     3,000    Cooper Cameron Corp. ........................................................       183,000
     3,600    Diamond Offshore Drilling Inc. ..............................................       173,250
    10,400    Glober Industries Ltd. ......................................................       176,800
     1,100    Input/Ouput Inc. ............................................................        32,656
     4,700    Noble Drilling Corp. ........................................................       143,938
       600    Veritas DGC Inc. ............................................................        23,700
     1,600    Weatherford Enterra, Inc. ...................................................        70,000
---------------------------------------------------------------------------------------------------------
                                                                                                  803,344
---------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
     5,700    Allied Waste Industries, Inc. ...............................................       132,882
---------------------------------------------------------------------------------------------------------
RESTAURANTS & LODGING -- 1.0%
     7,800    Applebees International Inc. ................................................       140,888
    13,357    Promus Hotel Corp. (a).......................................................       560,994
---------------------------------------------------------------------------------------------------------
                                                                                                  701,882
---------------------------------------------------------------------------------------------------------
STORES -- 11.4%
     9,750    Consolidated Stores Corp. (a)................................................       428,391
    26,400    Corporate Express Inc. (a)...................................................       339,900
    12,800    CVS Corp. ...................................................................       820,000
     1,000    Dollar General Corp. ........................................................        36,250
    10,600    General Nutrition Co. .......................................................       360,400
    11,250    Home Depot Inc. .............................................................       662,344

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
STORES -- 11.4% (CONTINUED)
     1,200    Linens 'N Things Inc. .......................................................   $    52,350
       700    Lowes Co. Inc. ..............................................................        33,381
    16,800    Micro Warehouse Inc. (a).....................................................       234,150
    57,100    Office Depot Inc. (a)........................................................     1,366,831
    53,100    Republic Industries Inc. ....................................................     1,237,894
    25,400    Rite Aid Corp. ..............................................................     1,490,663
    11,100    Staples Inc. (a).............................................................       308,025
    37,400    US Office Products Co. ......................................................       733,975
       800    Viking Office Products Inc. .................................................        17,450
---------------------------------------------------------------------------------------------------------
                                                                                                8,122,004
---------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 2.0%
       700    Albertsons Inc. .............................................................        33,163
    32,770    Fred Meyer Inc. .............................................................     1,192,009
     1,400    Kroger Co. ..................................................................        51,713
     1,900    Safeway Inc. ................................................................       120,175
---------------------------------------------------------------------------------------------------------
                                                                                                1,397,060
---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6%
     2,700    American Communications......................................................        34,594
     1,500    Aspect Telecommunication Corp. (a)...........................................        31,313
     1,300    Brooks Fiber Properties Inc. ................................................        71,500
     8,000    Cincinnati Bell Inc. ........................................................       248,000
    57,100    Cisco Systems Inc. (a).......................................................     3,183,325
     3,400    Inter-Tel Inc. ..............................................................        65,875
    13,700    Intermedia Communications Inc. (a)...........................................       832,275
     7,100    LCI International Inc. ......................................................       218,325
     1,775    Lucent Technologies Inc. ....................................................       141,778
     3,200    NEXTLINK Communications Inc. ................................................        68,200
       900    TCA Cable TV, Inc. ..........................................................        41,400
     3,000    Tel-Save Holdings Inc. (a)...................................................        59,625
     1,200    Teleport Communications Group Inc. ..........................................        65,850
    35,800    Worldcom Inc. (a)............................................................     1,082,931
---------------------------------------------------------------------------------------------------------
                                                                                                6,144,991
---------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $60,061,030).....................................    65,336,193
---------------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 2.2%
---------------------------------------------------------------------------------------------------------
GERMANY -- 2.1%
     4,700    SAP AG, Preferred............................................................     1,527,023
---------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.1%
       900    Benckiser NV.................................................................        37,247
---------------------------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $1,054,562).....................................     1,564,270
---------------------------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS(Cost -- $61,115,592)...................................    66,900,463
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         MFS EMERGING GROWTH PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 6.4%
$4,600,000    Federal Home Loan Discount Note, 5.500% due 7/1/98
              (Cost -- $4,599,393).........................................................   $ 4,599,393
---------------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $65,714,985*).............................   $71,499,856
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 90.5%
----------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.0%
$150,000    B         Collins & Aikman Products Co., Sr. Sub. Note, 11.500% due 4/15/06.....      $169,875
 100,000    NR        Lear Corp. Sub. Note, 9.500% due 7/15/06..............................       110,000
----------------------------------------------------------------------------------------------------------
                                                                                                   279,875
----------------------------------------------------------------------------------------------------------
BANKS -- 0.8%
 100,000    Ba3*      First Nationwide Corp., Sr. Sub. Note, 10.625% due 10/1/03............       112,000
----------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE & RADIO -- 6.1%
 125,000    B-        Acme Television, Sr. Discount Note, step bond to yield 11.006% due
                        9/30/04 (a).........................................................        91,875
 100,000    BB-       Cablevision Systems Corp. Sr. Sub. Note, 9.250% due 11/1/05...........       106,500
 250,000    B1*       Fox/Liberty Networks, Sr. Discount Note, step bond to yield 9.674%
                        due 8/15/07 (a).....................................................       160,625
  50,000    BB+       Heritage Media, Sr. Sub. Note, 8.750% due 2/15/06.....................        53,625
  50,000    B         Katz Media Corp., Sr. Sub. Note, 10.500% due 1/15/07..................        55,125
 150,000    BB-       Rogers Cablesystem, Sr. Note, 10.000% due 3/15/05.....................       166,125
 100,000    B         Sinclair Broadcast Group, Sr. Sub. Note, 10.000% due 9/30/05..........       105,250
 100,000    B+        Sullivan Broadcast Holdings, Inc., Sr. Sub. Note, 10.250% due
                        12/15/05............................................................       106,875
----------------------------------------------------------------------------------------------------------
                                                                                                   846,000
----------------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.3%
  33,000    NR        United Stationers, Sr. Sub. Note, 12.750% due 5/1/05 (a)..............        36,754
----------------------------------------------------------------------------------------------------------
BUILDING/CONSTRUCTION -- 1.5%
  50,000    B         American Architectural Products, Sr. Note, 11.750% due 12/1/07 (a)....        50,250
  50,000    B3*       American Builders & Contractors, Sr. Sub. Note, 10.625% due 5/15/07...        52,062
 100,000    BB-       Building Materials Corp., Sr. Note, 8.000% due 10/15/07 (a)...........       100,500
----------------------------------------------------------------------------------------------------------
                                                                                                   202,812
----------------------------------------------------------------------------------------------------------
BUSINESS MACHINES -- 1.1%
  75,000    B         Dialog Corp., Sr. Sub. Note, 11.000% due 11/15/07 (a).................        78,469
  65,000    B+        Knoll Inc., Sr. Sub. Note, 10.875% due 3/15/06........................        72,800
----------------------------------------------------------------------------------------------------------
                                                                                                   151,269
----------------------------------------------------------------------------------------------------------
CABLE/CELLULAR -- 4.2%
 100,000    BB+       Charter Communications Southeast LP, Sr. Note, 11.250% due 3/15/06....       109,875
 225,000    B-        Diamond Cable Communications PLC, Sr. Discount Note, step bond to
                        yield 10.674% due 2/15/07...........................................       154,125
 100,000    B3*       Echostar Satellite, Sr. Discount Note, step bond to yield 13.017% due
                        3/15/04.............................................................        85,250
  50,000    NR        Frontiervision Holdings LP, Senior Discount Note, step bond to yield
                        11.632% due 9/15/07 (a).............................................        36,875
 250,000    B-        International Cabletel Inc., Sr. Note, step bond to yield 10.991% due
                        2/1/06..............................................................       194,375
----------------------------------------------------------------------------------------------------------
                                                                                                   580,500
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 4.2%
$100,000    BB-       Buckeye Cellulose, Sr. Sub. Note, 9.250% due 9/15/08..................      $105,750
 150,000    BB-       ISP Holdings Inc., Sr. Note, 9.000% due 10/15/03......................       156,000
 125,000    BB-       Polymer Group Inc., Sr. Sub. Note, 9.000% due 7/1/07..................       125,000
  50,000    BB2*      Sterling Chemical Holdings, Sr. Discount Note, step bond to yield
                        12.485% due 8/15/08.................................................        33,938
 150,000    B+        Westpoint Stevens, Inc., Sr. Sub. Note, 9.375% due 12/15/05...........       157,500
----------------------------------------------------------------------------------------------------------
                                                                                                   578,188
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 3.0%
  50,000    B-        Amscan Holdings Inc., Sr. Sub. Note, 9.875% due 12/15/07..............        51,125
 100,000    B+        NBTY Inc., Sr. Sub. Note, 8.625% due 9/15/07 (a)......................       100,250
 100,000    B+        Playtex Products Inc., Sr. Note, 8.875% due 7/15/04...................       101,750
  50,000    B-        Renaissance Cosmetics, Sr. Note, 11.750% due 2/15/04..................        49,188
 100,000    NR        Simmons Co., Sr. Sub. Note, 10.750% due 4/15/06.......................       105,375
----------------------------------------------------------------------------------------------------------
                                                                                                   407,688
----------------------------------------------------------------------------------------------------------
DIVERSIFIED -- 1.2%
  50,000    B         Climachem Inc., Sr. Note, 10.750% due 12/1/07 (a).....................        50,312
 100,000    B-        Neenah Corp., Sr. Sub. Note, 11.125% due 5/1/07.......................       110,000
----------------------------------------------------------------------------------------------------------
                                                                                                   160,312
----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.2%
  50,000    BB+       California Energy, Discount Note, step bond to yield 9.369% due
                        1/15/04.............................................................        54,250
 100,000    BB+       El Paso Electric Co., 1st Mortgage Note, 9.400% due 5/1/11............       113,750
----------------------------------------------------------------------------------------------------------
                                                                                                   168,000
----------------------------------------------------------------------------------------------------------
ELECTRONICS -- 0.4%
  50,000    B         Fairchild Semiconductor Inc., Sr. Sub. Note, 10.125% due 3/15/07......        52,875
----------------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 4.4%
 100,000    BB-       Premier Parks, Sub. Note, 9.750% due 1/15/07..........................       106,500
 150,000    B         Six Flags Theme Parks, Sr. Discount Note, step bond to yield 11.012%
                        due 6/15/05.........................................................       156,750
 100,000    BB-       Livent Inc., Sr. Note, 9.375% due 10/15/04 (a)........................       100,250
 250,000    Aa3*      Viacom International, Sub. Debenture, 8.000% due 7/7/06...............       251,250
----------------------------------------------------------------------------------------------------------
                                                                                                   614,750
----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 4.1%
 125,000    B-        Ameriserve Food Distribution Inc., Sr. Sub. Note, 10.125% due
                        7/15/07.............................................................       131,250
 100,000    B-        Aurora Foods Inc., Sr. Sub. Note, 9.875% due 2/15/07..................       105,500
 100,000    B-        Curtice-Burns Foods Inc., Sr. Sub. Note, 12.250% due 2/1/05...........       110,750
 100,000    B2*       International Home Foods, Sr. Sub. Note, 10.375% due 11/01/06.........       110,000
 100,000    B2*       Van de Kamp, Inc., Sr. Sub. Note, 12.000% due 9/15/05.................       111,000
----------------------------------------------------------------------------------------------------------
                                                                                                   568,500
----------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.8%
 100,000    B         Four M Corp., Sr. Note, 12.000% due 6/1/06............................       106,750
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.3%
$ 50,000    B-        Alliance Imaging, Sr. Sub. Note, 9.625% due 12/15/05..................      $ 50,875
 100,000    B         Dade International Inc., Sr. Sub. Note, 11.125% due 5/1/06............       111,500
  50,000    Aa3*      Icon Fitness, step bond to yield 14.000% due 11/15/06.................        29,313
  50,000    B2*       MMI Products Inc., Sr. Sub. Note, 11.250% due 4/15/07.................        54,625
                      Tenet Healthcare Corp.:
 100,000    Ba1*        Sr. Note, 8.000% due 1/15/05........................................       101,875
 100,000    Ba3*        Sr. Sub. Note, 10.125% due 3/1/05...................................       109,250
----------------------------------------------------------------------------------------------------------
                                                                                                   457,438
----------------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.4%
  50,000    B2*       Werner Holdings Co. Inc., Sr. Sub. Note, 10.000% due 11/15/07 (a).....        51,375
----------------------------------------------------------------------------------------------------------
HOTEL/GAMING -- 0.8%
 100,000    B-        Courtyard Marriott, Sr. Secured Note, 10.750% due 2/1/08..............       110,000
----------------------------------------------------------------------------------------------------------
INDUSTRIALS -- 0.8%
  50,000    B-        International Knife & Saw Inc., Sr. Sub. Note, 11.375% due 11/15/06...        54,250
  50,000    B         Johnstown America Industries, Inc., Sr. Sub. Note, 11.750% due
                        8/15/05.............................................................        55,000
----------------------------------------------------------------------------------------------------------
                                                                                                   109,250
----------------------------------------------------------------------------------------------------------
INVESTMENT TRUST -- 0.7%
 100,000    B         Elgin National, Sr. Note, 11.000% due 11/1/07 (a).....................       103,750
----------------------------------------------------------------------------------------------------------
LEISURE -- 1.4%
 108,000    B2*       AMF Bowling Worldwide Inc., Sr. Sub. Note, step bond to yield
                        10.798% due 3/15/06.................................................        83,700
 100,000    B         Cobblestone Golf Group, Sr. Note, 11.500% due 6/1/03..................       109,000
----------------------------------------------------------------------------------------------------------
                                                                                                   192,700
----------------------------------------------------------------------------------------------------------
MACHINERY -- 1.5%
  50,000    B-        Alvey Systems Inc., Sr. Sub. Note, 11.375% due 1/31/03................        52,250
  50,000    B+        Clark Material Handling, Sr. Note, 10.750% due 11/15/06...............        53,250
 100,000    B-        National Equipment, Sr. Sub. Note, 10.000% due 11/30/04 (a)...........        99,250
----------------------------------------------------------------------------------------------------------
                                                                                                   204,750
----------------------------------------------------------------------------------------------------------
MANUFACTURING -- 1.1%
  50,000    NR        Dyersburg Corp., Sr. Sub. Note, 9.750% due 9/1/07.....................        52,500
 100,000    NR        Roller Bearing Co. of America, Inc., Sr. Sub. Note, 9.625% due 6/15/07
                        (a).................................................................       100,750
----------------------------------------------------------------------------------------------------------
                                                                                                   153,250
----------------------------------------------------------------------------------------------------------
MEDIA/CABLE -- 6.8%
 100,000    BB-       Cablevision Systems Corp., Sr. Sub. Debenture, 9.875% due 2/15/13.....       110,750
 100,000    B         Chancellor Media Corp., Sr. Sub. Note, 9.375% due 10/1/04.............       104,250
 100,000    B+        Garden State Newspaper Inc., Sr. Sub. Note, 8.750% due 10/1/09 (a)....       100,500
 150,000    BB+       Lenfest Communications, Sr. Note, 8.375% due 11/1/05..................       154,875
 200,000    B1*       Outdoor Systems Inc., Sr. Sub. Note, 8.875% due 6/15/07...............       209,500
 250,000    B+        Telewest Communications, Sr. Discount Debenture, step bond to yield
                        11.041% due 10/1/07.................................................       195,000
 100,000    B         UIH Australia, Sr. Discount Note, step bond to yield 12.114% due
                        5/15/06.............................................................        68,500
----------------------------------------------------------------------------------------------------------
                                                                                                   943,375
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
METALS & MINING -- 1.1%
$100,000    B2*       AEI Holdings Inc., Sr. Note, 10.000% due 11/15/07 (a).................      $102,750
  50,000    NR        Continental Global Group Inc., Sr. Note, 11.000% due 4/1/07...........        53,500
----------------------------------------------------------------------------------------------------------
                                                                                                   156,250
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 2.3%
 225,000    NR        Allied Waste Industries, Sr. Discount Note, step bond to yield 10.251%
                        due 6/1/07 (a)......................................................       158,906
 100,000    B+        Coinmach Corp., Sr. Note, 11.750% due 11/15/05........................       110,750
  50,000    B-        Dimon Inc., Sr. Note, 8.875% due 6/1/06...............................        54,062
----------------------------------------------------------------------------------------------------------
                                                                                                   323,718
----------------------------------------------------------------------------------------------------------
OIL & GAS -- 4.4%
 100,000    B         Abraxas Petroleum Corp., Sr. Note, 11.500% due 11/1/04................       109,000
 100,000    B+        Dailey Petroleum, Sr. Note, 9.750% due 8/15/07 (a)....................       104,625
                      Forcenergy Inc., Sr. Sub. Note:
  50,000    B           8.500% due 2/15/07..................................................        50,625
  50,000    B           9.500% due 11/1/06..................................................        53,000
  50,000    BB-       Pride Petroleum Services Inc., Sr. Note, 9.375% due 5/1/07............        53,875
 100,000    B         Tokheim Corp., Sr. Sub. Note, 11.500% due 8/1/06......................       113,625
  50,000    B         United Meridian Corp., Sr. Sub. Note, 10.375% due 10/15/05............        54,500
  50,000    NR        XCL Ltd., Unit, 13.500% due 5/1/04 (a)................................        65,000
----------------------------------------------------------------------------------------------------------
                                                                                                   604,250
----------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.4%
  50,000    B+        Allied Waste North America Inc., Sr. Sub. Note, 10.250% due 12/1/06...        54,750
----------------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 1.5%
                      Hollinger International, Sr. Sub. Note:
  50,000    BB-         9.250% due 2/1/06...................................................        52,750
 100,000    BB-         9.250% due 3/15/07..................................................       105,500
  38,000    B         Petersen Publishing, Sr. Sub. Note, 11.125% due 11/15/06..............        43,035
----------------------------------------------------------------------------------------------------------
                                                                                                   201,285
----------------------------------------------------------------------------------------------------------
RETAIL -- 1.5%
 100,000    NR        American Safety Razor Co., Sr. Note, 9.875% due 8/1/05................       106,875
 100,000    B-        Jitney Jungle Stores of America, Inc., Sr. Sub. Notes, 10.375% due
                        9/15/07.............................................................       103,750
----------------------------------------------------------------------------------------------------------
                                                                                                   210,625
----------------------------------------------------------------------------------------------------------
STEEL -- 1.6%
 100,000    B         GS Technologies, Sr. Note, 12.250% due 10/1/05........................       112,000
 100,000    NR        Ryerson Tull Inc., Note, 8.500% due 7/15/01...........................       103,625
----------------------------------------------------------------------------------------------------------
                                                                                                   215,625
----------------------------------------------------------------------------------------------------------
SUPERMARKETS -- 1.6%
 100,000    B1*       Ralphs Grocery Co., Sr. Note, 10.450% due 6/15/04.....................       112,750
 100,000    B-        Stater Brothers Holdings, Sr. Sub. Note, 9.000% due 7/1/04............       104,250
----------------------------------------------------------------------------------------------------------
                                                                                                   217,000
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.5%
$100,000    B2*       Amphenol Corp., Sr. Sub. Note, 9.875% due 5/15/07.....................    $  106,500
 100,000    B-        Decisionone Corp., Sr. Sub. Note, 9.750% due 8/1/07...................       104,250
----------------------------------------------------------------------------------------------------------
                                                                                                   210,750
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 15.6%
 100,000    BB-       American Communications Services, Sr. Discount Note, step bond to
                        yield 10.789% due 4/1/06............................................        77,375
                      Brooks Fiber Properties, Sr. Discount Note:
  50,000    NR          Step bond to yield 9.689% due 11/1/06...............................        40,000
 100,000    NR          Step bond to yield 11.524% due 3/1/06...............................        83,250
 200,000    BB-       Call-Net Enterprises Inc., Sr. Discount Note, step bond to yield
                        8.974% due 8/15/07..................................................       137,000
 100,000    BB+       Comcast Cellular, Sr. Note, 9.500% due 5/1/07.........................       104,750
  50,000    NR        Esprit Telecom Group PLC, Sr. Note, 11.500% due 12/15/07..............        51,500
 100,000    B         Hermes Europe Railtel BV, Sr. Note, 11.500% due 8/15/07 (a)...........       111,000
  50,000    B         Highwaymaster Communications Inc., 13.750% due 9/15/05 (a)............        51,000
  50,000    B-        Intermedia Communications, Sr. Discount Note, step bond to yield
                        11.250% due 7/15/07.................................................        35,625
 100,000    B         Intermedia Communications of Florida, Sr. Discount Note, step bond to
                        yield 10.755% due 5/15/06...........................................        79,000
 200,000    B         McLeod Inc., step bond to yield 9.860% due 3/1/07.....................       145,500

  50,000    NR        Metronet Communications Corp., Sr. Note, 12.000% due 8/15/07 (a)......        57,750
 100,000    B-        Millicom International Cellular, Sr. Discount Note, step bond to yield
                        11.897% due 6/1/06..................................................        74,250
                      Nextel Communications:
 100,000    B3*         Step bond to yield 13.986% due 8/15/04..............................        89,000
  50,000    B3*         Sr. Discount Note, step bond to yield 10.650% due 9/15/07 (a).......        31,688
 100,000    B         Nextlink Communications, Sr. Note, 9.625% due 10/1/07.................       103,000
 150,000    B         Paging Network Inc., Sr. Sub. Note, 10.000% due 10/15/08..............       156,000
  50,000    B-        Pegasus Communications Corp., Sr. Note, 9.625% due 10/15/05 (a).......        51,375
 175,000    B+        Qwest Communications International Inc., Sr. Discount Note, step bond
                        to yield 8.973% due 10/15/07 (a)....................................       119,000
  50,000    B3*       RCN Corp., Sr. Discount Note, step bond to yield 11.125% due 10/15/07
                        (a).................................................................        31,500
 100,000    B-        Sygnet Wireless Inc, Sr. Note, 11.500% due 10/1/06....................       107,375
 250,000    B+        Teleport Communications, Sr. Discount Note, step bond to yield 9.712%
                        due 7/1/07..........................................................       205,000
 100,000    CCC       Telesystems International Wireless, Sr. Discount Note, step bond to
                        yield 12.025% due 6/30/07 (a).......................................        62,750
  50,000    B-        Teligent Inc., Sr. Note, 11.500% due 12/1/07..........................        50,250
 100,000    B+        Vanguard Cellular System, Debenture, 9.375% due 4/15/06...............       104,125
----------------------------------------------------------------------------------------------------------
                                                                                                 2,159,063
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

  FACE
 AMOUNT     RATINGS                                  SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
TEXTILES -- 3.1%
$150,000    B         Collins & Aikman Group, Sr. Sub. Note, 10.000% due 1/15/07............   $   156,000
  50,000    B-        Gear For Sports, Sr. Sub. Note, 9.625% due 3/1/07.....................        51,500
  50,000    B-        Glenoit Corp., Sr. Sub. Note, 11.000% due 4/15/07 (a).................        53,875
 150,000    B+        Pillowtex Corp., Sr. Sub. Note, 10.000% due 11/15/06..................       160,500
----------------------------------------------------------------------------------------------------------
                                                                                                   421,875
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.8%
 100,000    NR        Allied Holdings, Sr. Note, 8.625% due 10/1/07.........................       102,750
 100,000    BB        Gearbulk Holding Ltd., Sr. Note, 11.250% due 12/1/04..................       110,000
  50,000    B1*       Statia Terminals, 1st Mortgage Note, 11.750% due 11/15/03.............        52,938
                      Stena AB, Sr. Note:
 100,000    Ba2*        10.500% due 12/15/05................................................       109,500
  50,000    Ba2*        8.750% due 6/15/07..................................................        50,750
 100,000    B-        Trism Inc., Sr. Sub. Note, 10.750% due 12/15/00.......................        98,500
----------------------------------------------------------------------------------------------------------
                                                                                                   524,438
----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES (Cost -- $12,025,955)...................    12,491,790
----------------------------------------------------------------------------------------------------------

 SHARES                                              SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
     154              Nextel Communications (Cost -- $2,485)................................         3,604
----------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 5.0%
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.4%
     500              Echostar Communications Corp., Payment-in-kind........................        52,625
----------------------------------------------------------------------------------------------------------
BROADCASTING - TV, CABLE & RADIO -- 3.4%
   1,052              American Radio Systems Corp., Payment-in-kind.........................       127,292
     530              Capstar Broadcasting Partners Inc., Payment-in-kind...................        58,035
     529              Chancellor Radio Broadcasting Co., Payment-in-kind....................        63,347
      53              Pegasus Communications, Payment-in-kind...............................        57,443
     500              SFX Broadcasting, Inc., Payment-in-kind...............................        59,500
   1,000              Sinclair Broadcast Group..............................................       110,000
----------------------------------------------------------------------------------------------------------
                                                                                                   475,617
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.4%
   1,000              Crown American Realty Trust...........................................        52,250
----------------------------------------------------------------------------------------------------------
PUBLISHING & PRINTING -- 0.8%
   1,100              Primedia Inc..........................................................       110,275
----------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK (Cost -- $639,010)..............................       690,767
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                         FEDERATED HIGH YIELD PORTFOLIO

 SHARES                                              SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------------------------------------
CABLE TELEVISION - EQUIPMENT -- 0.0%
      50              Pegasus Communications Corp., Expire 1/1/07 (b).......................   $     1,625
     100              UIH Australia, Expire 5/15/06 (b).....................................         1,200
----------------------------------------------------------------------------------------------------------
                                                                                                     2,825
----------------------------------------------------------------------------------------------------------
CHEMICALS -- 0.0%
     100              Sterling Chemicals Holdings Inc., Expire 8/15/08 (b)..................         3,300
----------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      50              Highway Master Communications, Expire 9/15/05 (b).....................            62
----------------------------------------------------------------------------------------------------------
                      TOTAL WARRANTS (Cost -- $6,814).......................................         6,187
----------------------------------------------------------------------------------------------------------
                      SUB-TOTAL INVESTMENTS (Cost -- $12,674,264)...........................    13,192,348
----------------------------------------------------------------------------------------------------------
  FACE
 AMOUNT                                              SECURITY                                     VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
$616,000              Citibank, 6.350% due 1/2/98; Proceeds at maturity -- $616,217;
                      (Fully collateralized by U.S. Treasury Note, 6.625% due 4/30/02;
                      Market value -- $630,713) (Cost -- $616,000)..........................       616,000
----------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100% (Cost -- $13,290,264**).....................   $13,808,348
----------------------------------------------------------------------------------------------------------

 (a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 (b) Non-income producing security.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

     See page 41 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           FEDERATED STOCK PORTFOLIO

 SHARES                                        SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
--------------------------------------------------------------------------------------------------------
AIRLINES -- 1.0%
   3,127   KLM Royal Dutch Airlines........................................................     $118,044
--------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 1.4%
   1,200   General Motors Corp. ...........................................................       72,750
   2,000   PACCAR Inc. ....................................................................      105,000
--------------------------------------------------------------------------------------------------------
                                                                                                 177,750
--------------------------------------------------------------------------------------------------------
BEVERAGES -- 1.9%
   6,500   Pepsico Inc. ...................................................................      236,843
--------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 1.6%
   7,071   Tele-Communications Inc. (a)....................................................      197,550
--------------------------------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED -- 1.1%
   1,400   Dow Chemical Corp. .............................................................      142,100
--------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.0%
   2,200   Eastman Kodak Co. ..............................................................      133,788
   4,300   Rubbermaid Inc. ................................................................      107,500
--------------------------------------------------------------------------------------------------------
                                                                                                 241,288
--------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.4%
   2,200   RJR Nabisco Holdings Corp. .....................................................       82,500
   1,500   Sara Lee Corp. .................................................................       84,468
--------------------------------------------------------------------------------------------------------
                                                                                                 166,968
--------------------------------------------------------------------------------------------------------
DRUGS -- 3.1%
   2,600   Bristol-Myers Squibb Co. .......................................................      246,025
   1,300   Merck & Co. Inc. ...............................................................      138,125
--------------------------------------------------------------------------------------------------------
                                                                                                 384,150
--------------------------------------------------------------------------------------------------------
ENERGY -- 4.6%
   1,300   Atlantic Richfield Co. .........................................................      104,163
   4,100   Occidental Petroleum Corp. .....................................................      120,181
   5,000   Sun Co. ........................................................................      210,313
   3,800   YPF Sociedad Anonima ADR........................................................      129,913
--------------------------------------------------------------------------------------------------------
                                                                                                 564,570
--------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1%
   2,900   Bear Stearns & Co., Inc. .......................................................      137,750
   3,200   Boston Properties Inc. .........................................................      105,800
   2,700   H & R Block Inc. ...............................................................      120,993
   1,800   MBIA, Inc. .....................................................................      120,263
   2,400   Morgan Stanley, Dean Witter, Discover & Co. ....................................      141,900
--------------------------------------------------------------------------------------------------------
                                                                                                 626,706
--------------------------------------------------------------------------------------------------------
FOOD PROCESSING -- 0.9%
   1,000   CPC International Inc. (a)......................................................      107,750
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           FEDERATED STOCK PORTFOLIO

 SHARES                                        SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.3%
   4,000   Perrigo Co. (a).................................................................     $ 53,500
   2,000   Smithkline Beecham PLC..........................................................      102,875
--------------------------------------------------------------------------------------------------------
                                                                                                 156,375
--------------------------------------------------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES -- 3.6%
   2,200   Abbott Laboratories.............................................................      144,238
   6,800   U.S. Surgical Corp. ............................................................      199,325
   1,900   United Healthcare Corp. ........................................................       94,407
--------------------------------------------------------------------------------------------------------
                                                                                                 437,970
--------------------------------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.8%
   6,900   ITT Industries Inc. ............................................................      216,488
--------------------------------------------------------------------------------------------------------
INDUSTRIAL CONTROLS -- 1.9%
   3,700   Unilever NV.....................................................................      231,019
--------------------------------------------------------------------------------------------------------
INSURANCE -- 6.2%
   2,300   Allmerica Financial Corp. ......................................................      114,856
   1,400   Allstate Corp. .................................................................      127,225
   1,300   Cigna Corp. ....................................................................      224,981
     500   General Re Corp. ...............................................................      106,000
   2,600   Marsh & McLennan Inc. ..........................................................      193,863
--------------------------------------------------------------------------------------------------------
                                                                                                 766,925
--------------------------------------------------------------------------------------------------------
MEDICAL -- 2.6%
   7,400   Beverly Enterprises Inc. (a)....................................................       96,200
   6,100   Pharmacia & Upjohn, Inc. .......................................................      223,413
--------------------------------------------------------------------------------------------------------
                                                                                                 319,613
--------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 3.1%
   9,200   Archer-Daniels-Midland Co.......................................................      199,525
   2,500   Corn Products International, Inc. (a)...........................................       74,531
   5,600   Louisiana-Pacific Corp. ........................................................      106,400
--------------------------------------------------------------------------------------------------------
                                                                                                 380,456
--------------------------------------------------------------------------------------------------------
OIL & GAS -- 6.0%
   2,100   Chevron Corp. ..................................................................      161,700
   2,600   Exxon Corp. ....................................................................      159,088
   1,800   Royal Dutch Petroleum Co. ADR...................................................       97,538
   2,800   Texaco Inc. ....................................................................      152,250
   5,100   USX Marathon Group Inc. ........................................................      172,125
--------------------------------------------------------------------------------------------------------
                                                                                                 742,701
--------------------------------------------------------------------------------------------------------
PRODUCER & MANUFACTURER -- 4.0%
   4,400   Ingersoll-Rand Co. .............................................................      178,200
   3,100   Johnson Controls Inc. ..........................................................      148,025
   4,200   Lexmark Holding Inc., Class A Shares (a)........................................      159,600
--------------------------------------------------------------------------------------------------------
                                                                                                 485,825
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           FEDERATED STOCK PORTFOLIO

 SHARES                                        SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------
PUBLISHING -- 3.0%
  11,400   News Corp. Ltd. ADR.............................................................    $ 226,575
   5,800   The Reader's Digest Association, Inc. ..........................................      137,025
--------------------------------------------------------------------------------------------------------
                                                                                                 363,600
--------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 4.8%
   2,300   Dayton-Hudson Corp. ............................................................      155,250
  16,400   K-Mart Corp. (a)................................................................      189,625
   6,200   Walmart Corp. ..................................................................      244,513
--------------------------------------------------------------------------------------------------------
                                                                                                 589,388
--------------------------------------------------------------------------------------------------------
SERVICES -- 3.4%
     900   ABB AB ADR......................................................................      105,975
       1   Telecom-TCI Ventures, Class A Shares (a)........................................           23
   4,000   Tricon Global Restaurants, Inc. (a).............................................      116,250
   2,900   Viacom Inc., Class A Shares (a).................................................      118,538
   1,900   Viacom Inc., Class B Shares (a).................................................       78,731
--------------------------------------------------------------------------------------------------------
                                                                                                 419,517
--------------------------------------------------------------------------------------------------------
STEEL & IRON -- 0.6%
   7,800   LTV Corp. ......................................................................       76,050
--------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.6%
   3,300   Amp, Inc. ......................................................................      138,600
   2,500   Cabletron Systems, Inc. (a).....................................................       37,500
   9,800   First Data Corp. ...............................................................      286,650
   1,800   General Motors Corp., Class H Shares............................................       66,488
   1,200   International Business Machines Corp. ..........................................      125,475
     900   Matsushita Electric Industrial Co., Ltd. ADR....................................      136,800
  16,500   Novell Inc. (a).................................................................      123,750
   2,049   Raytheon Co., Class A Shares....................................................      101,017
   4,400   Seagate Technology, Inc. (a)....................................................       84,700
   3,200   Storage Technology Corp. (a)....................................................      198,200
--------------------------------------------------------------------------------------------------------
                                                                                               1,299,180
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.8%
   2,500   GTE Corp. ......................................................................      130,625
   5,100   MCI Communications Corp. .......................................................      218,343
--------------------------------------------------------------------------------------------------------
                                                                                                 348,968
--------------------------------------------------------------------------------------------------------
TOBACCO -- 2.2%
     700   Loews Corp. ....................................................................       74,288
   2,000   Philip Morris Co. ..............................................................       90,625
   3,000   UST, Inc. ......................................................................      110,813
--------------------------------------------------------------------------------------------------------
                                                                                                 275,726
--------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.9%
   3,200   CNF Transportation, Inc. .......................................................      122,800
   3,300   Ryder Systems Inc. .............................................................      108,075
--------------------------------------------------------------------------------------------------------
                                                                                                 230,875
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                           FEDERATED STOCK PORTFOLIO

 SHARES                                        SECURITY                                         VALUE
--------------------------------------------------------------------------------------------------------
UTILITIES -- 8.6%
   2,400   CMS Energy Corp. ...............................................................  $   105,750
   1,700   Coastal Corp. ..................................................................      105,293
   1,600   Columbia Gas Systems Inc. ......................................................      125,700
   6,500   Entergy Corp. ..................................................................      194,593
   4,900   Houston Industries, Inc. .......................................................      130,768
   5,500   PG&E Corp. .....................................................................      167,406
   3,200   Public Service Enterprise Group Inc. ...........................................      101,400
   2,900   U.S. West Communications Group..................................................      130,863
--------------------------------------------------------------------------------------------------------
                                                                                               1,061,773
--------------------------------------------------------------------------------------------------------
WASTE MANAGEMENT -- 1.7%
   7,600   Waste Management Inc. ..........................................................      209,000
--------------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $10,214,913)........................................   11,575,168
--------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT                                        SECURITY                                          VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%
$715,000    Citibank, 6.293% due 1/2/98; Proceeds at maturity -- $715,250;
            (Fully collateralized by U.S. Treasury Notes, 6.625% due 4/30/02;
            Market value $734,963) (Cost -- $715,000)......................................       715,000
---------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $10,929,913*)...............................   $12,290,168
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
 -------------------------------------------------------------------------------------------------------
COMMON STOCK -- 86.4%
--------------------------------------------------------------------------------------------------------
AUTOMOTIVE & TRANSPORTATION -- 2.5%
  250     Airborne Freight Corp. ..........................................................     $ 15,531
  700     CNF Transportation Inc. .........................................................       26,862
  210     Continental Airlines Inc., Class B Shares (a)....................................       10,106
  140     Eaton Corp. .....................................................................       12,495
  200     GATX Corp. ......................................................................       14,512
  480     Kansas City Southern Industries, Inc. ...........................................       15,240
  340     Lear Corp. (a)...................................................................       16,150
  850     Overseas Shipholding Group, Inc. ................................................       18,541
  700     Superior Industries International, Inc. .........................................       18,769
--------------------------------------------------------------------------------------------------------
                                                                                                 148,206
--------------------------------------------------------------------------------------------------------
CONSTRUCTION SERVICES -- 0.2%
  680     Clayton Homes Inc. ..............................................................       12,240
--------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.5%
  610     Accustaff Inc. (a)...............................................................       14,030
  280     AH Belo Corp., Class A Shares....................................................       15,715
  340     Alberto Culver Co., Class A Shares...............................................        9,180
  280     Barnes & Noble Inc. (a)..........................................................        9,345
  440     Bed Bath & Beyond Inc. (a).......................................................       16,940
  510     Borders Group Inc. (a)...........................................................       15,969
  680     Cendant Corp. (a)................................................................       23,378
  190     Chancellor Media Corp. (a).......................................................       14,179
  200     Chris-Craft Industries Inc. (a)..................................................       10,462
  580     Cintas Corp. ....................................................................       22,620
  240     Circus Circus Enterprise Inc. (a)................................................        4,920
  850     CompUSA Inc. (a).................................................................       26,350
  267     Consolidated Stores Corp. (a)....................................................       11,731
  420     Costco Cos. Inc. ................................................................       18,742
  266     CVS Corp. .......................................................................       17,041
  560     Dial Corp. ......................................................................       11,655
  687     Dollar General Corp. ............................................................       24,904
1,000     Family Dollar Stores Inc. .......................................................       29,312
  300     Fred Meyer Inc. (a)..............................................................       10,913
  810     General Nutrition Co., Inc. (a)..................................................       27,540
  800     Harley Davidson Inc. ............................................................       21,900
  480     Herman Miller Inc. ..............................................................       26,190
  420     Hillenbrand Industries, Inc. ....................................................       21,499
  330     Hon Industries, Inc. ............................................................       19,470
  300     International Game Technology....................................................        7,575
  520     Jones Apparel Group Inc. (a).....................................................       22,360
  580     Kelly Services Inc., Class A Shares..............................................       17,400
  440     Kohl's Corp. (a).................................................................       29,975
  350     Leggett & Platt Inc. ............................................................       14,656
  180     McGraw-Hill Cos. Inc. ...........................................................       13,320

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.5% (CONTINUED)
  280     Meredith Corp. ..................................................................     $  9,993
  280     National Service Industries Inc. ................................................       13,877
  280     New York Times Co., Class A Shares...............................................       18,515
  960     Office Depot Inc. (a)............................................................       22,980
  690     Officemax Inc. (a)...............................................................        9,833
  700     Ogden Corp. .....................................................................       19,731
  480     Omnicom Group....................................................................       20,340
  390     Paychex Inc. ....................................................................       19,744
  300     Payless Shoesource Inc. (a)......................................................       20,138
1,000     Planet Hollywood International Inc., Class A Shares (a)..........................       13,250
  420     Premark International Inc. ......................................................       12,180
  536     Promus Hotel Corp. (a)...........................................................       22,512
  420     Reynolds & Reynolds Co., Class A Shares..........................................        7,744
  420     Robert Half International Inc. (a)...............................................       16,800
  280     Ross Stores Inc. ................................................................       10,185
1,020     Staples Inc. (a).................................................................       28,305
  280     Starbucks Corp. (a)..............................................................       10,745
  560     Stewart Enterprises Inc., Class A Shares.........................................       26,110
  240     Tiffany & Co. ...................................................................        8,655
  560     TJX Cos., Inc. ..................................................................       19,250
  790     Unifi Inc. ......................................................................       32,143
1,400     Unisource Worldwide Inc. ........................................................       19,950
  345     US Industries Inc. (a)...........................................................       10,393
1,350     US Office Products Co. (a).......................................................       26,494
   50     Washington Post Co., Class B Shares (b)..........................................       24,325
--------------------------------------------------------------------------------------------------------
                                                                                                 973,463
--------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.7%
1,850     Coca-Cola Enterprises Inc. (b)...................................................       65,791
  470     Dean Foods Co. ..................................................................       27,965
  400     Dole Foods Co. Inc. (b)..........................................................       18,300
  420     International Multifoods Corp. ..................................................       11,891
  540     Interstate Bakeries Corp. .......................................................       20,182
  560     J.M. Smucker Co., Class A Shares.................................................       13,230
  850     Lance Inc. ......................................................................       22,366
1,180     Tyson Foods Inc., Class A Shares (b).............................................       24,190
  410     Universal Corp. .................................................................       16,861
--------------------------------------------------------------------------------------------------------
                                                                                                 220,776
--------------------------------------------------------------------------------------------------------
ENERGY -- 3.8%
  280     BJ Services Co. (a)..............................................................       20,142
1,000     Ensco International Inc. (a).....................................................       33,500
  900     Global Marine Inc. (a)...........................................................       22,050
1,000     Nabors Industries Inc. (a)(b)....................................................       31,438
  480     Noble Affiliates Inc. ...........................................................       16,920
  400     Noble Drilling Corp. (a).........................................................       12,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
ENERGY -- 3.8% (CONTINUED)
  420     Pioneer Natural Resources Co. ...................................................     $ 12,154
  700     Seagull Energy Corp. ............................................................       14,438
  140     Smith International Inc. (a).....................................................        8,593
  370     Tidewater Inc. ..................................................................       20,396
  400     Transocean Offshore Inc. ........................................................       19,275
  310     Weatherford Enterra Inc. (a).....................................................       13,563
--------------------------------------------------------------------------------------------------------
                                                                                                 224,719
--------------------------------------------------------------------------------------------------------
FINANCIALS -- 16.9%
  640     AFLAC Inc. ......................................................................       32,720
  780     A.G. Edwards Inc. ...............................................................       31,005
  480     AMBAC Inc. ......................................................................       22,080
  260     American Bankers Insurance Group, Inc. (a).......................................       11,944
  280     Amsouth Bancorp. ................................................................       15,207
  300     Associated Banc Corp. ...........................................................       16,537
  380     Bear, Stearns & Co. Inc. ........................................................       18,050
  220     Capital One Financial Corp. .....................................................       11,921
  520     City National Corp. .............................................................       19,207
  700     ContiFinancial Corp. (a).........................................................       17,631
  360     Crestar Financial Corp. .........................................................       20,520
  650     Dime Bancorp. Inc. ..............................................................       19,662
  200     Enhance Financial Services Group Inc. ...........................................       11,900
  220     Everest Reinsurance Holdings Inc. ...............................................        9,075
  280     Finova Group Inc. ...............................................................       13,912
   28     First Empire State Corp. ........................................................       13,020
  835     First of America Bank Corp. .....................................................       64,399
  280     First Security Corp. ............................................................       11,725
  290     First Tennessee National Corp. ..................................................       19,357
  315     First Virginia Banks Inc. .......................................................       16,281
  870     Firstar Corp. ...................................................................       36,921
  660     Franklin Resources Inc. (b)......................................................       57,379
  780     Hibernia Corp., Class A Shares...................................................       14,674
  590     Marshall & Ilsley Corp. (b)......................................................       36,654
  565     Mercantile Bancorp., Inc. .......................................................       34,747
  690     Mercantile Bankshares Corp. .....................................................       26,996
  300     Mercury General Corp. ...........................................................       16,575
  820     Northern Trust Corp. ............................................................       57,195
  420     Old Republic International Corp. ................................................       15,619
  825     PaineWebber Group, Inc. .........................................................       28,514
  390     PMI Group Inc. ..................................................................       28,202
  280     Provident Co., Inc. .............................................................       10,815
  740     Regions Financial Corp. .........................................................       31,219
  630     South Trust Corp. ...............................................................       39,966
  615     Summit Bancorp. .................................................................       32,749
  530     T. Rowe Price Associates Inc. ...................................................       33,324

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
FINANCIALS -- 16.9% (CONTINUED)
  420     Torchmark Corp. .................................................................     $ 17,666
  560     20th Century Industries..........................................................       14,560
  440     Union Planters Corp. ............................................................       29,893
  100     Unionbancal Corp. ...............................................................       10,750
  420     Wilminton Trust Corp. ...........................................................       26,198
--------------------------------------------------------------------------------------------------------
                                                                                                 996,769
--------------------------------------------------------------------------------------------------------
HEALTH CARE -- 5.9%
  300     Allegiance Corp. ................................................................       10,631
  360     Bergen Brunswig Corp., Class A Shares............................................       15,165
  670     Beverly Enterprises Inc. (a).....................................................        8,710
  440     Biogen Inc. (a)..................................................................       16,005
  370     Chiron Corp. (a).................................................................        6,290
  900     Covance Inc. (a).................................................................       17,887
  560     Depuy Inc. ......................................................................       16,100
  500     Diagnostic Products Corp. .......................................................       13,875
  280     Dura Pharmaceuticals Inc. (a)....................................................       12,845
  386     Foundation Health Systems Inc., Class A Shares (a)...............................        8,637
  440     Genzyme Corp. (a)................................................................       12,210
    9     Genzyme Corp. - Tissue Repair (a)................................................           62
  500     Health Care & Retirement Corp. (a)...............................................       20,125
1,575     Health Management Associates Inc., Class A Shares (b)............................       39,769
  200     Healthcare Compare Corp. (a).....................................................       10,225
  140     Lincare Holdings Inc. (a)........................................................        7,980
  420     McKesson Corp. ..................................................................       45,439
  730     Mylan Laboratories Inc. .........................................................       15,284
  420     Omnicare Inc. ...................................................................       13,020
  440     Oxford Health Plans Inc. (a).....................................................        6,847
  270     Stryker Corp. ...................................................................       10,058
  400     Vencor Inc. (a)..................................................................        9,775
  840     Watson Pharmaceuticals Inc. (a)..................................................       27,248
  100     Wellpoint Health Networks Inc. (a)...............................................        4,225
--------------------------------------------------------------------------------------------------------
                                                                                                 348,412
--------------------------------------------------------------------------------------------------------
INTEGRATED OILS -- 1.1%
  270     Murphy Oil Corp. ................................................................       14,631
  790     Tosco Corp. .....................................................................       29,872
  700     Valero Energy Corp. .............................................................       22,006
--------------------------------------------------------------------------------------------------------
                                                                                                  66,509
--------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 6.7%
1,120     AK Steel Holdings Corp. .........................................................       19,810
  330     Alumax Inc. (a)..................................................................       11,220
  210     BetzDearborn Inc. ...............................................................       12,823
  360     Bosie Cascade Corp. .............................................................       10,890
  420     Bowater Inc. ....................................................................       18,664

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 6.7% (CONTINUED)
  300     Carramerica Realty Corp. ........................................................     $  9,506
1,150     Crompton & Knowles Corp. ........................................................       30,475
  280     Cytec Industries Inc. (a)........................................................       13,142
  280     Ecolab Inc. .....................................................................       15,522
  200     Ferro Corp. .....................................................................        4,862
  900     Health and Retirement Property Trust.............................................       18,000
  560     IMC Global Inc. .................................................................       18,340
  980     International Specialty Products Inc. (a)........................................       14,639
1,360     LTV Corp. .......................................................................       13,260
  220     Lubrizol Corp. ..................................................................        8,112
  850     Lyondell Petrochemical Co. ......................................................       22,525
  330     Martin Marietta Materials, Inc. .................................................       12,066
  290     Olin Corp. ......................................................................       13,594
  200     Rayonier, Inc. ..................................................................        8,513
  410     Sealed Air Corp. (a).............................................................       25,318
  700     Solutia Inc. ....................................................................       18,681
  380     USX-US Steel Group, Inc. ........................................................       11,875
  420     Vulcan Materials Co. ............................................................       42,893
  580     Witco Corp. .....................................................................       23,671
--------------------------------------------------------------------------------------------------------
                                                                                                 398,401
--------------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 5.3%
  201     Aeroquip-Vickers Inc. ...........................................................        9,861
  700     AGCO Corp. ......................................................................       20,475
  560     American Power Conversion Corp. (a)..............................................       13,230
  170     Crane Co. .......................................................................        7,374
  480     Danaher Corp. ...................................................................       30,300
  560     Gencorp Inc. ....................................................................       14,000
  380     Hubbell Inc., Class B Shares (b).................................................       18,739
  610     Jacobs Engineering Group Inc. (a)................................................       15,479
  140     Kennametal Inc. .................................................................        7,254
  800     Mark IV Industries Inc. .........................................................       17,500
  800     Molex Inc. ......................................................................       25,700
  220     Precision Castparts Corp. .......................................................       13,269
  370     Sundstrand Corp. ................................................................       18,639
  300     Thiokol Corp. ...................................................................       24,375
  440     US Filter Corp. (a)..............................................................       13,173
1,157     USA Waste Services Inc. (a)......................................................       45,412
  690     Watts Industries, Inc., Class A Shares...........................................       19,536
--------------------------------------------------------------------------------------------------------
                                                                                                 314,316
--------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 11.3%
  650     ADC Telecommunications Inc. (a)..................................................       27,137
  540     Altera Corp. (a).................................................................       17,887
  560     America Online Inc. (a)..........................................................       49,945

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 11.3% (CONTINUED)
  920     Analog Devices Inc. (a)..........................................................     $ 25,472
  440     Arrow Electronics Inc. (a).......................................................       14,272
  370     Atmel Corp. (a)..................................................................        6,868
  280     AVX Corp. .......................................................................        5,162
  800     BMC Software Inc. (a)............................................................       52,500
1,400     Cadence Design Systems Inc. (a)(b)...............................................       34,300
  420     Comdisco Inc. ...................................................................       14,044
1,320     Compuware Corp. (a)(b)...........................................................       42,240
  400     Diebold Inc. ....................................................................       20,250
  280     Keane Inc. (a)...................................................................       11,375
  200     Lexmark International Group Inc., Class A Shares.................................        7,600
  500     Linear Technology Corp. .........................................................       28,812
1,020     Maxim Integrated Products Inc. (a)...............................................       35,190
  300     NCR Corp. (a)....................................................................        8,344
  200     Networks Associates Inc. (a).....................................................       10,575
  300     Policy Management Systems Corp. (a)..............................................       20,869
1,100     Quantum Corp. (a)................................................................       22,069
  560     SCI Systems Inc. (a).............................................................       24,395
  480     Solectron Corp. (a)..............................................................       19,950
  280     Sterling Commerce Inc. (a).......................................................       10,763
  590     Storage Technology Corp. (a).....................................................       36,543
1,070     Sunguard Data Systems Inc. (a)...................................................       33,170
  780     Symantec Corp. (a)...............................................................       17,111
  300     Tech Data Corp. (a)..............................................................       11,663
  100     Tektronix Inc. ..................................................................        3,969
  510     Teradyne Inc. (a)................................................................       16,320
  780     VLSI Technology Inc. (a).........................................................       18,428
  550     Xilinx Inc. (a)..................................................................       19,284
--------------------------------------------------------------------------------------------------------
                                                                                                 666,507
--------------------------------------------------------------------------------------------------------
UTILITIES -- 12.5%
  960     AES Corp. (a)(b).................................................................       44,760
1,140     Allegheny Power System, Inc. (a)(b)..............................................       37,050
  420     Baltimore Gas & Electric Co. ....................................................       14,306
  400     Black Hills Corp. ...............................................................       14,100
  480     Boston Edison Co. ...............................................................       18,180
  740     Calenergy Inc. (a)(b)............................................................       21,275
  370     Century Telephone Enterprise Inc. ...............................................       18,431
1,050     CMS Energy Corp. (b).............................................................       46,266
  260     Columbia Gas System, Inc. .......................................................       20,426
  330     Consolidated Natural Gas Co. ....................................................       19,965
  150     El Paso Natural Gas Co. .........................................................        9,975
  310     Florida Progress Corp. (b).......................................................       12,167
  770     Illinova Corp. ..................................................................       20,742
  340     IPALCO Enterprises, Inc. (b).....................................................       14,259
  730     Keyspan Energy Corp. (b).........................................................       26,873

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1997

                        MID CAP DISCIPLINED EQUITY FUND

SHARES                                        SECURITY                                          VALUE
 -------------------------------------------------------------------------------------------------------
UTILITIES -- 12.5% (CONTINUED)
  300     KU Energy Corp. .................................................................   $   11,775
  850     LCI International Inc. (a).......................................................       26,138
  390     LG&E Energy Corp. ...............................................................        9,652
  280     Mapco Inc. ......................................................................       12,950
  420     MCN Energy Group Inc. ...........................................................       16,957
  220     Minnesota Power & Light Co. .....................................................        9,584
  430     National Fuel Gas Co. (b)........................................................       20,936
  810     New Century Energies Inc. (b)....................................................       38,829
1,400     Nextel Communications Inc. (a)...................................................       36,400
  680     Nipsco Industries Inc. (b).......................................................       33,618
  750     Northeast Utilities..............................................................        8,859
  920     Pinnacle West Capital Corp. (b)..................................................       38,985
1,110     SCANA Corp. (b)..................................................................       33,231
  380     Southern New England Telecommunications Corp. ...................................       19,119
1,210     Teco Energy Inc. (b).............................................................       34,031
  370     Telephone & Data Systems, Inc. ..................................................       17,228
  740     360 Communications Co. (a).......................................................       14,939
  660     Wisconsin Energy Corp. (b).......................................................       18,975
--------------------------------------------------------------------------------------------------------
                                                                                                 740,981
--------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK (Cost -- $4,576,830)..........................................    5,111,299
-------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT                                         SECURITY                                         VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.6%
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.6%
$ 35,000    U.S. Treasury Bill, 5.100% due 3/12/98 (Cost -- $34,659) (c)....................       34,659
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.0%
 766,000    Morgan Stanley & Co. Inc., 6.200% due 1/2/98; Proceeds at maturity -- $766,264;
            (Fully collateralized by U.S. Treasury Notes, 6.250% due 5/31/00;
            Market value -- $781,473) (Cost -- $766,000)....................................      766,000
---------------------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS (Cost -- $800,659).................................      800,659
---------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $5,377,489**)................................   $5,911,958
---------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security has been segregated by custodian for open futures contracts.
(c) Security serves as collateral for futures contracts.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

<PG$PCN>

--------------------------------------------------------------------------------
 BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA              --   Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA               --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB              --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B and CCC    --   Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and
                      CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa              --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
                      Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa               --   Bonds that are rated "Aa" are judged to be of high quality by all standards.
                      Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A                --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa              --   Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba               --   Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                --   Bonds that are rated "B" generally lack characteristics of desirable investments.
                      Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
NR               --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997

                                                                                           LAZARD            MFS
                                                                         TRAVELERS      INTERNATIONAL     EMERGING       FEDERATED
                                                                        QUALITY BOND        STOCK          GROWTH       HIGH YIELD
                                                                         PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost................................................    $8,832,662       $12,931,694    $61,115,592    $12,674,264
  Short-term investments -- Cost.....................................       551,000         1,238,000      4,599,393        616,000
  Foreign currency -- Cost...........................................            --            10,275             --             --
-----------------------------------------------------------------------------------------------------------------------------------
  Investments, at value..............................................    $8,895,492       $13,544,473    $66,900,463    $13,192,348
  Short-term investments, at value...................................       551,000         1,238,000      4,599,393        616,000
  Foreign currency, at value.........................................            --             9,257             --             --
  Cash...............................................................           111               888        343,806            678
  Dividends and interest receivable..................................       109,728            14,460         12,283        236,294
  Receivable for open forward foreign currency contracts (Note 7)....            --                 4             --             --
  Receivable from Fund shares sold...................................            --                --        192,329         25,978
  Receivable from securities sold....................................            --                --        261,878             --
  Receivable from affiliate..........................................        21,978            30,272             --          6,731
  Receivable from broker -- variation margin.........................            --                --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.......................................................     9,578,309        14,837,354     72,310,152     14,078,029
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables for Fund shares purchased.................................        82,325           456,721             --             --
  Payable for securities purchased...................................            --           117,759      1,912,359          6,728
  Administration fees payable........................................            --                --          5,447             --
  Payable for open forward foreign currency contracts (Note 7).......            --               559             --             --
  Accrued expenses...................................................        27,834            33,261         45,293         21,816
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..................................................       110,159           608,300      1,963,099         28,544
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.....................................................    $9,468,150       $14,229,054    $70,347,053    $14,049,485
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital....................................................    $9,347,657       $13,647,409    $65,169,197    $13,503,920
  Undistributed (overdistributed) net investment income..............         1,050           (53,470)            --             --
  Accumulated net realized gain (loss) on security transactions,
    foreign currencies and futures contracts.........................        56,613            21,922       (606,979)        27,481
  Net unrealized appreciation of investments, futures contracts and
    foreign currencies...............................................        62,830           613,193      5,784,835        518,084
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.....................................................    $9,468,150       $14,229,054    $70,347,053    $14,049,485
-----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...................................................       913,633         1,230,038      5,600,999      1,238,449
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...........................................        $10.36            $11.57         $12.56         $11.34
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                        MID CAP
                                                                        FEDERATED     DISCIPLINED
                                                                          STOCK         EQUITY
                                                                        PORTFOLIO        FUND
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Investments -- Cost................................................  $10,214,913     $4,576,830
  Short-term investments -- Cost.....................................      715,000        800,659
  Foreign currency -- Cost...........................................           --             --
-----------------------------------------------------------------------------------------------------------------------------------

  Investments, at value..............................................  $11,575,168     $5,111,299
  Short-term investments, at value...................................      715,000        800,659
  Foreign currency, at value.........................................           --             --
  Cash...............................................................          751        200,240
  Dividends and interest receivable..................................       20,252          3,984
  Receivable for open forward foreign currency contracts (Note 7)....           --             --
  Receivable from Fund shares sold...................................       78,880             --
  Receivable from securities sold....................................           --        167,375
  Receivable from affiliate..........................................        9,648         24,021
  Receivable from broker -- variation margin.........................           --          3,500
-----------------------------------------------------------------------------------------------------------------------------------

  TOTAL ASSETS.......................................................   12,399,699      6,311,078
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
  Payables for Fund shares purchased.................................           --             --
  Payable for securities purchased...................................      277,073        115,011
  Administration fees payable........................................           --             --
  Payable for open forward foreign currency contracts (Note 7).......           --             --
  Accrued expenses...................................................       22,637         27,013
-----------------------------------------------------------------------------------------------------------------------------------

  TOTAL LIABILITIES..................................................      299,710        142,024
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS.....................................................  $12,099,989     $6,169,054
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Paid-in capital....................................................  $10,591,062     $5,468,762
  Undistributed (overdistributed) net investment income..............        1,439             --
  Accumulated net realized gain (loss) on security transactions,
    foreign currencies and futures contracts.........................      147,233        146,703
  Net unrealized appreciation of investments, futures contracts and
    foreign currencies...............................................    1,360,255        553,589
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS.....................................................  $12,099,989     $6,169,054
-----------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING...................................................      874,887        494,756
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, PER SHARE...........................................       $13.83         $12.47
-----------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 TRAVELERS     LAZARD            MFS                                    MID CAP
                                                 QUALITY    INTERNATIONAL     EMERGING      FEDERATED    FEDERATED    DISCIPLINED
                                                   BOND         STOCK          GROWTH       HIGH YIELD     STOCK        EQUITY
                                                 PORTFOLIO    PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest....................................   $421,855      $ 39,384        $  148,911   $  724,493   $   17,137    $   26,733
  Dividends...................................         --       127,242            61,092       33,023      136,206        30,574
  Less: Foreign withholding tax...............         --       (15,657)               --           --         (953)           --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.....................    421,855       150,969           210,003      757,516      152,390        57,307
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)...........     20,799        65,044           287,384       50,231       46,078        22,265
  Audit and legal.............................     17,750        17,321            28,750       15,000       15,000        17,650
  Pricing service fees........................      8,600         7,710             7,750        1,500           --            --
  Shareholder communications..................      8,050         3,319             8,000        3,300        2,600         4,300
  Shareholder and system servicing fees.......      7,150         7,187             8,000        7,110        6,500         4,915
  Administration fees (Note 2)................      3,860         4,730            22,991        4,637        4,424         1,907
  Custody.....................................      3,500        29,773            37,500        3,750        8,000         2,300
  Trustees' fees..............................      2,000         2,000             2,000        2,000        2,000         2,000
  Other.......................................      1,000         1,875             2,024          500        1,500         2,610
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..............................     72,709       138,959           404,399       88,028       86,102        57,947
  Less: Investment advisory and administration
     fee waivers
     and expense reimbursement (Note 2).......    (24,460)      (40,408)          (40,379)     (14,613)     (16,063)      (27,736)
---------------------------------------------------------------------------------------------------------------------------------
  NET EXPENSES................................     48,249        98,551           364,020       73,415       70,039        30,211
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..................    373,606        52,418          (154,017)     684,101       82,351        27,096
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES
(NOTES 3, 5 AND 7):
  Net Realized Gain (Loss) From:
     Securities transactions (excluding
      short-term securities)..................     82,605        81,543           726,334      124,459      835,698       431,766
     Futures contracts........................         --            --                --           --           --       123,212
     Foreign currency transactions............         --       (40,732)           (9,497)          --           --            --
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN...........................     82,605        40,811           716,837      124,459      835,698       554,978
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
     (Depreciation) of Investments,
  Futures Contracts and Foreign Currencies:
     Beginning of year........................     48,017       311,067           (19,224)     209,283      333,273            --
     End of year..............................     62,830       613,193         5,784,835      518,084    1,360,255       553,589
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION.....     14,813       302,126         5,804,059      308,801    1,026,982       553,589
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES..........................     97,418       342,937         6,520,896      433,260    1,862,680     1,108,567
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS........   $471,024      $395,355        $6,366,879   $1,117,361   $1,945,031    $1,135,663
---------------------------------------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 1997

                                                           LAZARD            MFS                                        MID CAP
                                          TRAVELERS     INTERNATIONAL     EMERGING       FEDERATED      FEDERATED     DISCIPLINED
                                         QUALITY BOND       STOCK          GROWTH       HIGH YIELD        STOCK         EQUITY
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO(1)
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).........   $  373,606     $    52,418     $  (154,017)   $   684,101    $    82,351    $   27,096
  Net realized gain....................       82,605          40,811         716,837        124,459        835,698       554,978
  Increase in net unrealized
     appreciation......................       14,813         302,126       5,804,059        308,801      1,026,982       553,589
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     OPERATIONS........................      471,024         395,355       6,366,879      1,117,361      1,945,031     1,135,663
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................     (372,556)        (83,633)             --       (674,991)       (80,912)      (27,096)
  Net realized gain....................      (25,992)        (43,960)     (1,166,235)      (108,965)      (688,465)     (408,275)
  Capital..............................           --              --         (28,057)            --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS.....     (398,548)       (127,593)     (1,194,292)      (783,956)      (769,377)     (435,371)
--------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares.....    3,953,455      10,987,549      51,846,752      7,584,598     11,893,958     5,057,979
  Net asset value of shares issued for
     reinvestment of dividends.........      398,548         127,591       1,194,292        783,956        769,377       435,371
  Cost of shares reacquired............     (228,848)     (1,476,177)       (790,424)       (33,577)    (5,118,527)      (24,588)
--------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS................    4,123,155       9,638,963      52,250,620      8,334,977      7,544,808     5,468,762
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.................    4,195,631       9,906,725      57,423,207      8,668,382      8,720,462     6,169,054
  Beginning of year....................    5,272,519       4,322,329      12,923,846      5,381,103      3,379,527            --
--------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.........................   $9,468,150     $14,229,054     $70,347,053    $14,049,485    $12,099,989    $6,169,054
--------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
    income of:                                $1,050        $(53,470)             --             --         $1,439            --
--------------------------------------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)            FOR THE PERIOD ENDED
                                                               DECEMBER 31, 1996

                                                                    LAZARD             MFS
                                                 TRAVELERS       INTERNATIONAL       EMERGING        FEDERATED        FEDERATED
                                                QUALITY BOND         STOCK            GROWTH         HIGH YIELD         STOCK
                                                PORTFOLIO(1)     PORTFOLIO(2)      PORTFOLIO(1)     PORTFOLIO(1)     PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................    $   97,521        $    7,084       $    33,395      $  154,634       $   17,122
  Net realized gain (loss)...................        31,374            (5,063)            2,110          16,573           29,045
  Increase in net unrealized appreciation
     (depreciation)..........................        48,017           311,067           (19,224)        209,283          333,273
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....       176,912           313,088            16,281         380,490          379,440
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       (97,521)               --           (33,395)       (153,447)         (17,122)
  Net realized gain..........................       (31,374)               --           (12,421)        (16,573)         (29,045)
  Capital....................................            --                --           (13,669)             --           (1,834)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS.........................      (128,895)               --           (59,485)       (170,020)         (48,001)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares...........     5,094,655         4,009,241        12,907,565       5,000,613        3,000,087
  Net asset value of shares issued for
     reinvestment of dividends...............       129,847                --            59,485         170,020           48,001
  Cost of shares reacquired..................            --                --                --              --               --
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS............................     5,224,502         4,009,241        12,967,050       5,170,633        3,048,088
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................     5,272,519         4,322,329        12,923,846       5,381,103        3,379,527
NET ASSETS:
  Beginning of period........................            --                --                --              --               --
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.............................    $5,272,519        $4,322,329       $12,923,846      $5,381,103       $3,379,527
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of: ................................            --            $9,721                --          $1,187               --
---------------------------------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined Equity Fund ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and eight other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $795, $7,788 and $1,690 were reclassified to paid-in capital for Lazard International Stock, MFS Emerging Growth and Federated High Yield Portfolios, respectively. In addition, a portion of accumulated net realized gain amounting to $27,016 was reclassified to paid-in capital for MFS Emerging Growth Portfolio. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc., acts as investment adviser to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") Portfolios and Mid Cap Disciplined Equity Fund ("MCDE"). TQB, LIS, MEG, FHY, FSP and MCDE each pay TAMIC an investment advisory fee

                                       46

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and
0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and MCDE, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - MCDE pays TIMCO 0.35% of MCDE's average daily net assets. These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 1997, Travelers Insurance waived all or part of its fees in the amounts of $24,460, $40,408, $40,379, $14,613, $16,063 and $24,172 for TQB, LIS, MEG, FHY, FSP and MCDE, respectively, and agreed to reimburse MCDE for expenses in the amount of $3,564.

     One Trustee and all officers of the Trust are employees of Travelers Group Inc., or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 1997 were as follows:

PORTFOLIO                                                                       PURCHASES        SALES
---------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................................   $20,615,834    $16,553,687
Lazard International Stock Portfolio........................................    10,509,761      1,589,714
MFS Emerging Growth Portfolio...............................................    84,672,900     33,946,318
Federated High Yield Portfolio..............................................    10,661,050      3,339,300
Federated Stock Portfolio...................................................    12,033,710      5,640,828
Mid Cap Disciplined Equity Fund.............................................     6,909,192      2,764,128
---------------------------------------------------------------------------------------------------------

     At December 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
PORTFOLIO                                                     APPRECIATION   DEPRECIATION    APPRECIATION
--------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................   $   69,063    $    (6,233)     $   62,830
Lazard International Stock Portfolio........................    1,347,816       (735,037)        612,779
MFS Emerging Growth Portfolio...............................    9,051,073     (3,266,202)      5,784,871
Federated High Yield Portfolio..............................      669,290       (151,206)        518,084
Federated Stock Portfolio...................................    1,618,443       (258,188)      1,360,255
Mid Cap Disciplined Equity Fund.............................      709,517       (175,048)        534,469
--------------------------------------------------------------------------------------------------------

                                       47

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to 102% of the repurchase price.

     5.  FUTURES CONTRACTS

     The LIS, MEG and MCDE Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 1997, MCDE had the following open futures contracts:

                                         EXPIRATION         # OF         BASIS        MARKET      UNREALIZED
                                         MONTH/YEAR       CONTRACTS      VALUE        VALUE          GAIN
------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
Mid Cap 400 Index......................     3/98              5         $818,755     $837,875      $ 19,120
------------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and MCDE Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 1997, the Portfolios had no open purchased put or call option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 1997, the Portfolios did not write any options.

                                       48

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS may enter into forward foreign currency contracts.

     At December 31, 1997, LIS had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                     LOCAL         MARKET      SETTLEMENT     UNREALIZED
FOREIGN CURRENCY                                    CURRENCY        VALUE         DATE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
TO BUY:
German Deutschemark...............................   48,404        $26,928       1/5/98          $(559)
Japanese Yen......................................  922,294          7,099       1/5/98              4
---------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Forward Foreign Currency
  Contracts.......................................                                               $(555)
---------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED            PERIOD ENDED
                                                                DECEMBER 31, 1997     DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO(1):
Shares sold.................................................          387,874                509,203
Shares issued on reinvestment...............................           25,688                 12,856
Shares redeemed.............................................          (21,988)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................          391,574                522,059
-------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO(2):
Shares sold.................................................         946,470                400,880
Shares issued on reinvestment...............................           11,082                     --
Shares redeemed.............................................         (128,394)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................          829,158                400,880
-------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO(1):
Shares sold.................................................        4,341,790              1,219,526
Shares issued on reinvestment...............................          101,412                  5,638
Shares redeemed.............................................          (67,367)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................        4,375,835              1,225,164
-------------------------------------------------------------------------------------------------------

                                       49

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   YEAR ENDED            PERIOD ENDED
                                                                DECEMBER 31, 1997     DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO(1):
Shares sold.................................................         655,864                500,058
Shares issued on reinvestment...............................          69,193                 16,317
Shares redeemed.............................................          (2,983)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................         722,074                516,375
-------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO(1):
Shares sold.................................................         916,896                300,008
Shares issued on reinvestment...............................          55,752                  4,324
Shares redeemed.............................................        (402,093)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................         570,555                304,332
-------------------------------------------------------------------------------------------------------
MID CAP DISCIPLINED EQUITY FUND(3):
Shares sold.................................................         461,398                     --
Shares issued on reinvestment...............................          35,196                     --
Shares redeemed.............................................          (1,838)                    --
-------------------------------------------------------------------------------------------------------
Net Increase................................................         494,756                     --
-------------------------------------------------------------------------------------------------------

(1) For the period ended December 31, 1996, transactions are for the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) For the period ended December 31, 1996, transactions are for the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

                                       50

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year:

TRAVELERS QUALITY BOND PORTFOLIO                                                   1997         1996(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............................................  $ 10.10       $ 10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)......................................................     0.43          0.19
  Net realized and unrealized gain..............................................     0.29          0.16
-------------------------------------------------------------------------------------------------------
Total Income From Operations....................................................     0.72          0.35
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................................................    (0.43)        (0.19)
  Net realized gain.............................................................    (0.03)        (0.06)
-------------------------------------------------------------------------------------------------------
Total Distributions.............................................................    (0.46)        (0.25)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................................................  $ 10.36       $ 10.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................................................     7.14%         3.56%++
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................................................  $ 9,468       $ 5,273
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................................................     0.75%         0.75%+
  Net investment income.........................................................     5.80          5.62+
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................................................      295%           35%
-------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                     PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                   ------------------------         ------------------------------
1997                        $ 0.03                               1.13%
1996                          0.03                               1.76+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       51

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

LAZARD INTERNATIONAL STOCK PORTFOLIO                                              1997         1996(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............................................   $10.78       $ 10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).....................................................     0.05          0.02
  Net realized and unrealized gain.............................................     0.87          0.76
------------------------------------------------------------------------------------------------------
Total Income From Operations...................................................     0.92          0.78
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................................................    (0.09)           --
  Net realized gain............................................................    (0.04)           --
------------------------------------------------------------------------------------------------------
Total Distributions............................................................    (0.13)           --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................................................   $11.57       $ 10.78
------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................................................     8.50%         7.80%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................................................  $14,229       $ 4,322
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)...............................................................     1.25%         1.25%+
  Net investment income........................................................     0.66          0.42+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................................................       22%            9%
------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS...........................    $0.04         $0.01
------------------------------------------------------------------------------------------------------

(1) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                     PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                   ------------------------         ------------------------------
1997                        $ 0.03                               1.76%
1996                          0.07                               2.87+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       52

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

MFS EMERGING GROWTH PORTFOLIO                                                    1997         1996(1)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............................................   $10.55        $10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)(2).............................................    (0.03)         0.03
  Net realized and unrealized gain............................................     2.26          0.57
-----------------------------------------------------------------------------------------------------
Total Income From Operations..................................................     2.23          0.60
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................................................       --         (0.03)
  Net realized gain...........................................................    (0.21)        (0.01)
  Capital.....................................................................    (0.01)        (0.01)
-----------------------------------------------------------------------------------------------------
Total Distributions...........................................................    (0.22)        (0.05)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................................................   $12.56        $10.55
-----------------------------------------------------------------------------------------------------
TOTAL RETURN..................................................................    21.15%         6.00%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............................................  $70,347       $12,924
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)..............................................................     0.95%         0.95%+
  Net investment income (loss)................................................    (0.40)         0.55+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................................................       94%           49%
-----------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS..........................    $0.06         $0.03
-----------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                     PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                   ------------------------         ------------------------------
1997                        $ 0.01                               1.05%
1996                          0.06                               2.09+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       53

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

FEDERATED HIGH YIELD PORTFOLIO                                                    1997         1996(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............................................   $10.42       $ 10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).....................................................     0.60          0.31
  Net realized and unrealized gain.............................................     1.01          0.46
------------------------------------------------------------------------------------------------------
Total Income From Operations...................................................     1.61          0.77
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................................................    (0.60)        (0.31)
  Net realized gain............................................................    (0.09)        (0.04)
------------------------------------------------------------------------------------------------------
Total Distributions............................................................    (0.69)        (0.35)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................................................   $11.34       $ 10.42
------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................................................    15.45%         7.61%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................................................  $14,049       $ 5,381
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)...............................................................     0.95%         0.95%+
  Net investment income........................................................     8.82          8.78+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................................................       43%           23%
------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                     PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                   ------------------------         ------------------------------
1997                        $ 0.01                               1.14%
1996                          0.04                               2.19+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       54

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year:

FEDERATED STOCK PORTFOLIO                                                         1997         1996(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............................................   $11.10       $ 10.00
------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2).....................................................     0.10          0.06
  Net realized and unrealized gain.............................................     3.60          1.20
------------------------------------------------------------------------------------------------------
Total Income From Operations...................................................     3.70          1.26
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................................................    (0.10)        (0.06)
  Net realized gain............................................................    (0.87)        (0.09)
  Capital......................................................................       --         (0.01)
------------------------------------------------------------------------------------------------------
Total Distributions............................................................    (0.97)        (0.16)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................................................   $13.83       $ 11.10
------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................................................    33.41%        12.61%++
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................................................  $12,100       $ 3,380
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)...............................................................     0.95%         0.95%+
  Net investment income........................................................     1.11          1.55+
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................................................       74%           11%
------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS...........................    $0.05         $0.05
------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived part or all of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                     PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                   IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                   ------------------------         ------------------------------
1997                        $ 0.02                               1.16%
1996                          0.08                               3.03+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                                       55

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout the period:

MID CAP DISCIPLINED EQUITY FUND                                                                 1997(1)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................                $ 10.00
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)......................................................                   0.06
  Net realized and unrealized gain..............................................                   3.37
-------------------------------------------------------------------------------------------------------
Total Income From Operations....................................................                   3.43
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................................................                  (0.06)
  Net realized gain.............................................................                  (0.90)
-------------------------------------------------------------------------------------------------------
Total Distributions.............................................................                  (0.96)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................                $ 12.47
-------------------------------------------------------------------------------------------------------
TOTAL RETURN++..................................................................                  34.38%
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...............................................                $ 6,169
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses(2)(3)................................................................                   0.95%
  Net investment income.........................................................                   0.85
-------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................................................                     74%
-------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE ON EQUITY TRANSACTIONS............................                  $0.05
-------------------------------------------------------------------------------------------------------

(1) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(2) Travelers Insurance has waived all of its fees for the period ended December 31, 1997. In addition, Travelers Insurance has agreed to reimburse the Portfolio for $3,564 of the Portfolio's expenses for the period ended December 31, 1997. If such fees were not waived or reimbursed, the per share decrease in net investment income would have been $0.08 and the actual expense ratio would have been 1.82% (annualized).

(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined Equity Fund ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 1997, and the related statements of operations for the year then ended and for the period from April 1, 1997 (commencement of operations) to December 31, 1997 with respect to Mid Cap Disciplined Equity Fund, the statements of changes in net assets and the financial highlights for the year ended December 31, 1997 and for the period from April 1, 1997 to December 31, 1997 with respect to the Mid Cap Disciplined Equity Fund, and for the period from August 30, 1996 (commencement of operations) to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1997, the result of their operations, changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG PEAT MARWICK LLP

New York, New York
February 10, 1998

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 1997:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

            Federated High Yield Portfolio.................................      2.89%
            Federated Stock Portfolio......................................     11.78
            Mid Cap Disciplined Equity Fund................................      7.47

     - The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gains transactions. As a result, the Trust designates:

          - Total long-term capital distributions paid which are considered "28 percent rate gains":

                 MFS Emerging Growth Portfolio.............................        $41,882
                 Federated High Yield Portfolio............................         38,726
                 Federated Stock Portfolio.................................         82,651

          - Total long-term capital gain distributions paid which are considered "20 percent rate gains":

                 Mid Cap Disciplined Equity Fund...........................        $72,562

A total of 27.57% of the ordinary distributions paid by the Travelers Quality Bond Portfolio from net investment income are derived from Federal obligations that may be exempt from taxation at the state level.

                                       58

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                      (This page intentionally left blank)

<PG$PCN>

                              Investment Advisers

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut





                              Independent Auditors

                             KPMG PEAT MARWICK LLP

                               New York, New York





                                   Custodians

                                 PNC BANK, N.A.
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock Portfolios and Mid Cap Disciplined Equity Fund. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.




Series Trust (Annual) (12-97) Printed in U.S.A.

<PG$PCN>






THE TRAVELERS VARIABLE
PRODUCTS FUNDS

ANNUAL REPORTS
DECEMBER 31, 1997

[PHOTO]

                                  THE TRAVELERS SERIES TRUST:

                                  EQUITY INCOME PORTFOLIO
                                  LARGE CAP PORTFOLIO


[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

<PG$PCN>
CONTENTS


MARKET ENVIRONMENT                           3        A review of what happened in world markets during
                                                      the last year

EQUITY INCOME PORTFOLIO

   PERFORMANCE                               4        How the fund has done over time.

   FUND TALK                                 5        The manager's review of fund performance, strategy
                                                      and outlook.

   INVESTMENTS                               6        A complete list of the fund's investments with their
                                                      market values.

   FINANCIAL STATEMENTS                     10        Statements of assets and liabilities, operations, and
                                                      changes in net assets, as well as financial highlights.

LARGE CAP PORTFOLIO

   PERFORMANCE                              12        How the fund has done over time.

   FUND TALK                                13        The manager's review of fund performance, strategy
                                                      and outlook.

   INVESTMENTS                              14        A complete list of the fund's investments with their
                                                      market values.

   FINANCIAL STATEMENTS                     17        Statements of assets and liabilities, operations, and
                                                      changes in net assets, as well as financial highlights.

NOTES                                       19        Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS           21        The auditors' opinion.

DISTRIBUTIONS                               22





This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Neither of the funds is a bank.





ANNUAL REPORT                          2

<PG$PCN>
MARKET ENVIRONMENT


Despite an infectious currency crisis that erupted in Southeast Asia in October, most stock and bond markets around the globe posted another year of positive returns. Sustained corporate earnings growth, low interest-rate levels and an overall lack of inflationary concern provided a favorable investing backdrop. The U.S. and European stock markets continued to perform well, with U.S. stocks posting their third consecutive year of strong results. The problems in Southeast Asia, though, reverberated throughout the world, with investors becoming increasingly concerned toward the end of the period regarding the sustain ability of corporate earnings. The U.S. bond market enjoyed a nice run in 1997.

U.S. STOCK MARKETS

The U.S. stock market went through many phases during 1997. Entering the year,the market was still being dominated by an extremely narrow contingent of well-known, large-capitalization stocks. In fact, much of the Standard & Poor's 500 Index 12-month gain of 33.36% came from these bigger stocks. Stock prices soared to historic highs and the Dow Jones Industrial Average hurtled past the 8000-point mark in August.

But, investors became increasingly concerned about the market's ability to sustain its lofty performance levels. In mid August, several large multinationals -- companies that derive a significant portion of their revenues from overseas operations -- justified these concerns by announcing earnings disappointments. These announcements triggered a slowdown among larger-cap stocks, while smaller- and medium-sized stocks gained momentum. From August through December, the S&P MidCap 400 Index -- a measure of mid-sized stock performance -- returned 6.50%, while the S&P 500 returned 2.43%.

In late October, economic turmoil shook Southeast Asia. Since this region accounts for a significant portion of world economic growth, shock tremors rippled through developed markets such as those in the U.S. and Europe, as well as emerging-market nations in Eastern Europe and Latin America. In New York, the uncertainty was punctuated by a 554--point drop in the Dow one day and a 337-point recovery the next.

In terms of industry groups, moderate economic growth coupled with nonexistent inflation translated into near nirvana for the finance sector. Banks and brokerages demonstrated their ability to sustain impressive earnings growth as borrowing demand remained high and cash flows were healthy. Consolidation in the form of merger and acquisition activity also brought positive results to the group.Due to strong oil exploration and production demand, the energy service sector also fared nicely. Demand for offshore drilling, in particular, was very high and the industry enjoyed favorable pricing trends.

Technology stocks were a mixed bag in 1997, with the group experiencing a decent rally through the first half of the year. The second-half Asian crisis, however,proved particularly harmful to many technology companies with Asian business ties. With Asia accounting for a considerable amount of the world's technology production, the region's economic troubles were far-reaching. Going into 1998,many money managers -- sensing an economic slowdown due to Asia -- were concentrating on stocks that were less cyclical, or economically sensitive.

FOREIGN STOCK MARKETS

Stock markets around the world reacted differently in 1997. Europe -- bolstered by continued economic reform and a convergence in monetary policy -- posted strong overall returns as Finland, Italy, Spain, Switzerland and the United Kingdom led the way. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.17% during the period. In contrast, the MSCI EAFE Index,which measures the performance of Europe, Australia and the Far East, reflected the problems brought on by the Asian crisis. The MSCI EAFE returned 2.01% for the period. Japan and Hong Kong were two noteworthy laggards, as economic recovery in Japan trudged along and Hong Kong felt the brunt of Asia's woes. Emerging market equity performance was solid through the first half of the period, but trailed off some in the second. Uncertainty in Asia and South Korea made some investors question the well-being of other pivotal emerging-market nations such as Russia, which proved particularly vulnerable to the Asian dilemma.

U.S. BOND MARKETS

Bonds benefited from low interest rates -- which in turn drove prices upward -- as well as a distinct lack of inflation indicators. The Lehman Brothers Aggregate Bond Index -- a measure of the U.S. taxable bond market -- returned 9.65% during the year. The Federal Reserve Board's raising of a key short-term interest rate in March proved to be one of the few obstacles to the bond market. Bonds rallied from April through mid-September, buoyed in large part by encouraging economic data and the Fed's reluctance to raise rates further. Additionally,while the Asian crisis brought some equity markets to their knees, many bond markets welcomed wary stock investors in search of lower volatility. Interest rates reached attractive levels, with the yield on the 30-year Treasury bond going below the 6% mark in November. Corporate bonds performed reasonably well due to continued economic growth and high demand for yield. Mortgage-backed bonds also fared relatively well, in spite of increased refinancing activity due to the lower rates.

FOREIGN BOND MARKETS

While low inflation and steady growth boosted the U.S. bond market, results were varied on the international front. The Salomon Brothers World Government Bond Index -- a measure of government bond market performance in developed nations-- returned 0.23% for the 12 months that ended December 31, 1997. In Europe,countries continued to make progress in the drive toward meeting European Monetary Union requirements. But a strong dollar relative to many currencies eroded gains for U.S.-based investors. Japan -- one of the more significant components of the Salomon Brothers index -- continued to struggle as economic reform continued to develop slowly. The often-volatile world of emerging-market debt also had mixed results, as Asian concerns trickled into these regions. Brazil and Argentina performed well, while Ecuador stumbled due to political uncertainty. Nevertheless,The J.P. Morgan Emerging Markets Bond Index still managed to return 16.15% during the period.





                                       3                           ANNUAL REPORT

<PG$PCN>
EQUITY INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

-------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------
PERIODS ENDED DECEMBER 31, 1997            PAST 1           LIFE OF
                                            YEAR              FUND

Equity-Income Portfolio                    32.05%           47.49%
S&P 500(R)                                 33.36%           52.61%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

-------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------
PERIODS ENDED DECEMBER 31, 1997            PAST 1           LIFE OF
                                            YEAR              FUND

Equity-Income Portfolio                    32.05%           33.83%
S&P 500                                    33.36%           37.31%


AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.


[X]  UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

-------------------------------------------------------------------
$10,000 OVER LIFE OF FUND
-------------------------------------------------------------------
                   Travelers Equity-Income          S&P 500
1996/08/30                10000.00                      10000.00
1996/09/30                10360.00                      10562.80
1996/10/31                10720.00                      10854.12
1996/11/30                11370.00                      11674.59
1996/12/31                11168.65                      11443.31
1997/01/31                11662.13                      12158.29
1997/02/28                11843.74                      12253.61
1997/03/31                11379.28                      11750.11
1997/04/30                11803.35                      12451.59
1997/05/31                12621.21                      13209.64
1997/06/30                13206.83                      13801.44
1997/07/31                14206.43                      14899.62
1997/08/31                13590.52                      14064.94
1997/09/30                14277.11                      14835.28
1997/10/31                13832.85                      14339.78
1997/11/30                14347.79                      15003.57
1997/12/31                14748.68                      15261.18

Let's say hypothetically that $10,000 was invested in the Equity Income Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1997, the investment would have grown to $14,749 -- a 47.49% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $15,261 over the same period -- a 52.61% increase.

INVESTMENT SUMMARY
-----------------------------------------------------------------
TOP FIVE STOCKS AS OF DECEMBER 31, 1997
-----------------------------------------------------------------
                                                      % OF FUND'S
                                                      INVESTMENTS
General Electric Co.                                      3.6
Philip Morris Companies, Inc.                             2.9
American Express Co.                                      2.4
Fannie Mae                                                2.3
British Petroleum PLC ADR                                 1.9

-----------------------------------------------------------------
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 19976
-----------------------------------------------------------------
                                                      % OF FUND'S
                                                      INVESTMENTS
Finance                                                   25.7
Energy                                                    10.5
Utilities                                                  9.0
Industrial Machinery & Equipment                           6.9
Basic Industries                                           6.9

-----------------------------------------------------------------
ASSET ALLOCATION AS OF DECEMBER 31, 1997*
-----------------------------------------------------------------
                                                      % OF FUND'S
                                                      INVESTMENTS
Stocks                                                    90.5%
Convertible securities                                     3.2%
Short-term investments                                     6.3%
* Foreign investments                                      7.4%





ANNUAL REPORT                          4

<PG$PCN>
EQUITY INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


[PHOTO]

An interview with Stephen Petersen,
Portfolio Manager of Equity Income Portfolio


Q. STEVE, HOW DID THE FUND PERFORM OVER THE PAST YEAR RELATIVE TO THE STANDARD & POOR'S 500 INDEX?

A. While it performed well on an absolute basis, the fund underperformed the S&P 500 index, which returned 33.36% for the 12-month period ending December 31, 1997.

Q. WHY DID THE FUND UNDERPERFORM THE INDEX?

A. Mainly because the fund's equity-income style of management -- which favors companies that pay high dividends instead of high-growth companies -- was not as effective in the strong market of 1997 as some other management styles. To be in line with the fund's management style, I could not invest in some of the year's top-performing companies because they did not pay dividends.

Q. STILL, ON AN ABSOLUTE BASIS, THE FUND DID WELL OVER THE PERIOD . . .

A. That's true. Within the context of an equity-income management style, many of the fund's top holdings did very well over the period. One standout performer was the fund's largest holding, General Electric. This company showed strong earnings growth and solid underlying fundamentals. Fannie Mae, which packages and facilitates mortgage loans, also turned in a solid performance over the period. In addition to strong individual stock selection, the fund also benefited from its sector weightings. It was overweighted relative to the index in the financial sector -- which outperformed the market -- and underweighted compared to the index in the utility sector -- which underperformed the market.

Q. FINANCIAL HOLDINGS MADE UP ALMOST 26% OF THE FUND AT THE END OF THE PERIOD. WHY DID THIS SECTOR PERFORM SO WELL OVER THE PAST YEAR?

A. In general, financial stocks move in step with interest rates. That is, when interest rates go down, financial stocks usually do well, and, conversely, when rates go up, financial stocks tend to turn in weaker performances. So it was good news for the sector that interest rates trended downward in 1997. The sector also benefited from a fair amount of consolidation. Some standout financial stocks over the period were Bank of New York and Allstate Insurance.

Q. YOU FREQUENTLY MENTION YOUR EQUITY-INCOME STYLE OF INVESTING. WHAT DO YOU LOOK FOR IN COMPANIES, AND WHAT IS A GOOD EXAMPLE OF A CLASSIC EQUITY-INCOME HOLDING?

A. As I've noted, the fund looks for companies that pay shareholders higher-than-average dividends. Usually, these are big, mature companies that have recently performed poorly or were not able to grow as fast as the rest of the market. So to compensate shareholders, they pay high dividends when earned. The fund also looks for high-quality stocks that are currently out of favor. A good example of a classic equity-income stock is Philip Morris. This company has been able to grow its earnings-per-share consistently over the past 20 years. However, right now the market doesn't like the company because of pending litigation, leaving investors concerned about the true valuation of the company. So, with Philip Morris you have a company that grew earnings as well as Coca-Cola or Gillette over the period, but traded at a discounted valuation compared to the rest of the market and paid a very high dividend yield.

Q. DID YOU HAVE ANY REGRETS OVER THE PERIOD?

A. Sure. I wish I had reduced the fund's exposure to cyclical stocks -- those stocks that tend to perform well when the economy is up and poorly when the economy is weak -- during the fourth quarter of 1997. These stocks were hit hard when Southeast Asian markets plummeted.

Q. STEVE, HOW DOES THE FUND LOOK GOING FORWARD?

A. On the positive side, it looks like pretty much all of the factors that allowed the market to perform well in 1997 still exist -- little to no inflation, low interest rates and a fairly benign political environment. On the negative side, I expect the market declines throughout Asia to have an impact on the earnings of a number of companies, especially cyclical companies. In addition, the U.S. dollar continues to remain stronger than most European currencies, which hurts U.S.-based multinationals when they try to price their goods against foreign companies. Overall, while I think that the fund will have some challenges going forward -- mostly due to factors outside the United States -- the general environment still looks pretty good.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


[X]  FUND FACTS

GOAL: seeks reasonable income by investing primarily in income-producing equity securities to provide current income and increase the value of the fund's shares

START DATE: August 30, 1996

SIZE: as of December 31, 1997, more than $22 million

MANAGER: Stephen Petersen, since inception; joined Fidelity in 1980





                                        5                          ANNUAL REPORT

<PG$PCN>
EQUITY INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1997
Showing Percentage of Total Value of Investment in Securities

-------------------------------------------------------------------------------------------
COMMON STOCKS -- 90.5%
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

AEROSPACE & DEFENSE - 4.7%
AEROSPACE & DEFENSE - 3.5%
AlliedSignal, Inc.  . . . . . . . . . . . . . . .           4,600            $      179,551
Boeing Co.  . . . . . . . . . . . . . . . . . . .             742                    36,312
GenCorp, Inc. . . . . . . . . . . . . . . . . . .           1,400                    35,000
Gulfstream Aerospace Corp. (a)  . . . . . . . . .             600                    17,550
Harsco Corp.  . . . . . . . . . . . . . . . . . .           1,400                    60,375
Lockheed Martin Corp. . . . . . . . . . . . . . .           2,100                   206,850
Textron, Inc. . . . . . . . . . . . . . . . . . .           1,400                    87,500
Thiokol Corp. . . . . . . . . . . . . . . . . . .             300                    24,375
United Technologies Corp. . . . . . . . . . . . .           2,100                   152,906
                                                                             --------------
                                                                                    800,419
                                                                             --------------
DEFENSE ELECTRONICS - 1.2%
Northrop Grumman Corp.  . . . . . . . . . . . . .             700                    80,500
Raytheon Co.:
   Class A  . . . . . . . . . . . . . . . . . . .             127                     6,263
   Class B  . . . . . . . . . . . . . . . . . . .           3,500                   176,750
                                                                             --------------
                                                                                    263,513
                                                                             --------------
TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . .                                 1,063,932
                                                                             --------------
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 3.3%
Air Products & Chemicals, Inc.  . . . . . . . . .             600                    49,350
du Pont (E.I.) de Nemours & Co. . . . . . . . . .           1,600                    96,100
Goodrich (B.F.) Co. . . . . . . . . . . . . . . .           1,200                    49,725
Great Lakes Chemical Corp.  . . . . . . . . . . .           1,200                    53,850
Hercules, Inc.  . . . . . . . . . . . . . . . . .           1,700                    85,106
Millennium Chemicals, Inc.  . . . . . . . . . . .           1,300                    30,631
Monsanto Co.  . . . . . . . . . . . . . . . . . .           1,200                    49,950
Nalco Chemical Co.  . . . . . . . . . . . . . . .           1,100                    43,519
Olin Corp.  . . . . . . . . . . . . . . . . . . .           1,500                    70,313
Solutia, Inc. . . . . . . . . . . . . . . . . . .           1,600                    42,700
Union Carbide Corp. . . . . . . . . . . . . . . .           2,400                   103,050
Witco Corp. . . . . . . . . . . . . . . . . . . .           1,900                    77,544
                                                                             --------------
                                                                                    751,838
                                                                             --------------
IRON & STEEL - 0.4%
Dofasco Inc.  . . . . . . . . . . . . . . . . . .           1,900                    30,569
Inland Steel Industries, Inc. . . . . . . . . . .           1,900                    32,538
USX-U.S. Steel Group  . . . . . . . . . . . . . .           1,100                    34,375
                                                                             --------------
                                                                                     97,482
                                                                             --------------
METALS & MINING - 1.3%
Alcan Aluminium Ltd.  . . . . . . . . . . . . . .           1,500                    41,342
Alumax, Inc. (a)  . . . . . . . . . . . . . . . .           2,211                    75,174
Aluminum Co. of America . . . . . . . . . . . . .           2,000                   140,750
Kaiser Aluminum Corp. (a) . . . . . . . . . . . .           1,100                     9,694
Phelps Dodge Corp.  . . . . . . . . . . . . . . .             300                    18,675
                                                                             --------------
                                                                                    285,635
                                                                             --------------
PAPER & FOREST PRODUCTS - 1.9%
Boise Cascade Corp. . . . . . . . . . . . . . . .           1,000                    30,250
Champion International Corp.  . . . . . . . . . .           1,300                    58,906
Domtar, Inc.  . . . . . . . . . . . . . . . . . .           2,500                    17,401
Georgia-Pacific Corp. . . . . . . . . . . . . . .             500                    30,375
Georgia-Pacific Corp. (Timber Group) (a)  . . . .             500                    11,344
Kimberly-Clark Corp.  . . . . . . . . . . . . . .           3,600                   177,525
Weyerhaeuser Co.  . . . . . . . . . . . . . . . .           2,200                   107,938
                                                                             --------------
                                                                                    433,739
                                                                             --------------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . .                                 1,568,694
                                                                             --------------
CONSTRUCTION & REAL ESTATE - 0.8%
BUILDING MATERIALS - 0.4%
American Standard Companies, Inc. (a) . . . . . .           1,400                    53,638
Masco Corp. . . . . . . . . . . . . . . . . . . .           1,000                    50,875
                                                                             --------------
                                                                                    104,513
                                                                             --------------
ENGINEERING - 0.1%
EG & G, Inc.  . . . . . . . . . . . . . . . . . .           1,000                    20,813
                                                                             --------------
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Equity Residential Properties Trust (SBI) . . . .           1,300                    65,731
                                                                             --------------
TOTAL CONSTRUCTION & REAL ESTATE  . . . . . . . .                                   191,057
                                                                             --------------
DURABLES - 4.1%
AUTOS, TIRES, & ACCESSORIES - 2.2%
Chrysler Corp.  . . . . . . . . . . . . . . . . .           4,000                   140,750
Cummins Engine Co., Inc.  . . . . . . . . . . . .             300                    17,719
Eaton Corp. . . . . . . . . . . . . . . . . . . .           1,000                    89,250
General Motors Corp.  . . . . . . . . . . . . . .           2,100                   127,313
Johnson Controls, Inc.  . . . . . . . . . . . . .           1,000                    47,750
Meritor Automotive, Inc.  . . . . . . . . . . . .           1,300                    27,381
Modine Manufacturing Co.  . . . . . . . . . . . .             600                    20,475
TRW, Inc. . . . . . . . . . . . . . . . . . . . .             500                    26,875
Volvo AB ADR Class B  . . . . . . . . . . . . . .             500                    13,500
                                                                             --------------
                                                                                    511,013
                                                                             --------------
CONSUMER DURABLES - 0.9%
Minnesota Mining & Manufacturing Co.  . . . . . .           2,400                   196,950
                                                                             --------------
CONSUMER ELECTRONICS - 0.5%
Maytag Co.  . . . . . . . . . . . . . . . . . . .           2,200                    82,088
Sunbeam-Oster, Inc. . . . . . . . . . . . . . . .             300                    12,638
Whirlpool Corp. . . . . . . . . . . . . . . . . .             400                    22,000
                                                                             --------------
                                                                                    116,726
                                                                             --------------
TEXTILES & APPAREL - 0.5%
Dexter Corp.  . . . . . . . . . . . . . . . . . .             900                    38,869
Kellwood Co.  . . . . . . . . . . . . . . . . . .             900                    27,000
Unifi, Inc. . . . . . . . . . . . . . . . . . . .           1,400                    56,963
                                                                             --------------
                                                                                    122,832
                                                                             --------------
TOTAL DURABLES  . . . . . . . . . . . . . . . . .                                   947,521
                                                                             --------------
ENERGY - 9.5%
ENERGY SERVICES - 1.8%
Dresser Industries, Inc.  . . . . . . . . . . . .           2,400                   100,650
Halliburton Co. . . . . . . . . . . . . . . . . .           2,100                   109,069
Schlumberger Ltd. . . . . . . . . . . . . . . . .           2,400                   193,200
                                                                             --------------
                                                                                    402,919
                                                                             --------------
OIL & GAS - 7.7%
Amerada Hess Corp.  . . . . . . . . . . . . . . .             900                    49,388
Amoco Corp. . . . . . . . . . . . . . . . . . . .           1,200                   102,150
Atlantic Richfield Co.  . . . . . . . . . . . . .           2,400                   192,300
British Petroleum PLC ADR . . . . . . . . . . . .           5,381                   428,798
Burlington Resources, Inc.  . . . . . . . . . . .             700                    31,369
Coastal Corp. (The) . . . . . . . . . . . . . . .             600                    37,163
Exxon Corp. . . . . . . . . . . . . . . . . . . .             800                    48,950
Kerr-McGee Corp.  . . . . . . . . . . . . . . . .             400                    25,325
Mobil Corp. . . . . . . . . . . . . . . . . . . .           1,400                   101,063
Occidental Petroleum Corp.  . . . . . . . . . . .           3,800                   111,388
Phillips Petroleum Co.  . . . . . . . . . . . . .           1,400                    68,075
Royal Dutch Petroleum Co. . . . . . . . . . . . .           5,100                   276,356
Santa Fe Energy Resources, Inc. . . . . . . . . .           1,000                    11,250
Texaco, Inc.  . . . . . . . . . . . . . . . . . .             130                     7,069
Total SA sponsored ADR  . . . . . . . . . . . . .           1,900                   105,450
USX-Marathon Group  . . . . . . . . . . . . . . .           3,000                   101,250
Unocal Corp.  . . . . . . . . . . . . . . . . . .           1,125                    43,664
Valero Energy Corp. . . . . . . . . . . . . . . .             600                    18,863
                                                                             --------------
                                                                                  1,759,871
                                                                             --------------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . .                                 2,162,790
                                                                             --------------


See accompanying notes which are an integral part of the financial statements.




ANNUAL REPORT                          6

<PG$PCN>

-------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

FINANCE - 25.2%
BANKS - 10.1%
Banc One Corp.  . . . . . . . . . . . . . . . . .           3,600            $      195,525
Bank of New York Co., Inc.  . . . . . . . . . . .           6,600                   381,563
Bank of Nova Scotia . . . . . . . . . . . . . . .             800                    37,690
BankBoston Corp.  . . . . . . . . . . . . . . . .           1,200                   112,725
BankAmerica Corp. . . . . . . . . . . . . . . . .           4,300                   313,900
Canadian Imperial Bank of Commerce  . . . . . . .           1,400                    43,678
Chase Manhattan Corp. . . . . . . . . . . . . . .             900                    98,550
Citicorp  . . . . . . . . . . . . . . . . . . . .             900                   113,794
Comerica, Inc.  . . . . . . . . . . . . . . . . .           1,400                   126,350
National Bank of Canada . . . . . . . . . . . . .           3,500                    57,780
NationsBank Corp. . . . . . . . . . . . . . . . .           4,700                   285,819
Norwest Corp. . . . . . . . . . . . . . . . . . .           3,400                   131,325
Royal Bank of Canada  . . . . . . . . . . . . . .           2,100                   111,056
U.S. Bancorp  . . . . . . . . . . . . . . . . . .           1,500                   167,906
Wells Fargo & Co. . . . . . . . . . . . . . . . .             400                   135,775
                                                                             --------------
                                                                                  2,313,436
                                                                             --------------
CREDIT & OTHER FINANCE - 5.1%
American Express Co.  . . . . . . . . . . . . . .           6,100                   544,425
Beneficial Corp.  . . . . . . . . . . . . . . . .             800                    66,500
First Chicago NBD Corp. . . . . . . . . . . . . .           3,300                   275,550
Fleet Financial Group, Inc. . . . . . . . . . . .           1,300                    97,419
Household International, Inc. . . . . . . . . . .           1,000                   127,563
Transamerica Corp.  . . . . . . . . . . . . . . .             600                    63,900
                                                                             --------------
                                                                                  1,175,357
                                                                             --------------
FEDERAL SPONSORED CREDIT - 2.3%
Fannie Mae  . . . . . . . . . . . . . . . . . . .           9,100                   519,269
                                                                             --------------
INSURANCE - 6.2%
Aetna, Inc. . . . . . . . . . . . . . . . . . . .             600                    42,338
Allstate Corp.  . . . . . . . . . . . . . . . . .           4,600                   418,025
American Bankers Insurance Group, Inc.  . . . . .           2,200                   101,063
American Financial Group, Inc.  . . . . . . . . .           1,400                    56,438
CIGNA Corp. . . . . . . . . . . . . . . . . . . .             400                    69,225
Edperbrascan Corp. Ltd., Class A (vtg.) . . . . .           7,050                   128,222
Fremont General Corp. . . . . . . . . . . . . . .           2,200                   120,450
General Re Corp.  . . . . . . . . . . . . . . . .             400                    84,800
Hartford Financial Services Group, Inc. . . . . .           2,000                   187,125
Highlands Insurance Group, Inc. (a) . . . . . . .             800                    22,700
MBIA, Inc.  . . . . . . . . . . . . . . . . . . .             300                    20,044
Marsh & McLennan Companies, Inc.  . . . . . . . .             400                    29,825
Reliastar Financial Corp. . . . . . . . . . . . .           3,100                   127,681
                                                                             --------------
                                                                                  1,407,936
                                                                             --------------
SAVINGS & LOANS - 1.2%
Washington Mutual, Inc. . . . . . . . . . . . . .           4,130                   263,546
                                                                             --------------
SECURITIES INDUSTRY - 0.3%
Bear Stearns Companies, Inc.  . . . . . . . . . .             420                    19,950
Lehman Brothers Holdings, Inc.  . . . . . . . . .           1,100                    56,100
                                                                             --------------
                                                                                     76,050
                                                                             --------------
TOTAL FINANCE . . . . . . . . . . . . . . . . . .                                 5,755,594
                                                                             --------------
HEALTH - 5.1%
DRUGS & PHARMACEUTICALS - 3.3%
American Home Products Corp.  . . . . . . . . . .           2,400                   183,600
Bristol-Myers Squibb Co.  . . . . . . . . . . . .           2,400                   227,100
Merck & Co., Inc. . . . . . . . . . . . . . . . .             900                    95,625
Pharmacia & Upjohn, Inc.  . . . . . . . . . . . .           1,200                    43,950
Schering-Plough Corp. . . . . . . . . . . . . . .           3,200                   198,800
                                                                             --------------
                                                                                    749,075
                                                                             --------------
MEDICAL EQUIPMENT & SUPPLIES - 1.0%
Allegiance Corp.  . . . . . . . . . . . . . . . .           1,360                    48,195
Bausch & Lomb, Inc. . . . . . . . . . . . . . . .             600                    23,775
Baxter International, Inc.  . . . . . . . . . . .           2,000                   100,875
Johnson & Johnson . . . . . . . . . . . . . . . .             900                    59,288
                                                                             --------------
                                                                                    232,133
                                                                             --------------
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp. . . . . . . . . . .           6,000                   177,750
                                                                             --------------
TOTAL HEALTH  . . . . . . . . . . . . . . . . . .                                 1,158,958
                                                                             --------------
HOLDING COMPANIES - 0.6%
CINergy Corp. . . . . . . . . . . . . . . . . . .           1,400                    53,638
Norfolk Southern Corp.  . . . . . . . . . . . . .           2,900                    89,356
                                                                             --------------
                                                                                    142,994
                                                                             --------------
INDUSTRIAL MACHINERY & EQUIPMENT - 6.9%
ELECTRICAL EQUIPMENT - 3.7%
Emerson Electric Co.  . . . . . . . . . . . . . .             400                    22,575
General Electric Co.  . . . . . . . . . . . . . .          11,300                   829,138
                                                                             --------------
                                                                                    851,713
                                                                             --------------
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
Caterpillar, Inc. . . . . . . . . . . . . . . . .             600                    29,138
Cooper Industries, Inc. . . . . . . . . . . . . .             500                    24,500
Harnischfeger Industries, Inc.  . . . . . . . . .             700                    24,719
Ingersoll-Rand Co.  . . . . . . . . . . . . . . .           1,650                    66,825
Parker-Hannifin Corp. . . . . . . . . . . . . . .           1,650                    75,694
Stewart & Stevenson Services, Inc.  . . . . . . .           1,300                    33,150
Tyco International Ltd. . . . . . . . . . . . . .           5,370                   241,986
                                                                             --------------
                                                                                    496,012
                                                                             --------------

POLLUTION CONTROL - 1.0%
Browning-Ferris Industries, Inc.  . . . . . . . .           2,714                   100,418
Waste Management, Inc.  . . . . . . . . . . . . .           3,500                    96,250
Zurn Industries, Inc. . . . . . . . . . . . . . .             800                    25,150
                                                                             --------------
                                                                                    221,818
                                                                             --------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . .                                 1,569,543
                                                                             --------------
MEDIA & LEISURE - 3.3%
BROADCASTING - 0.7%
CBS Corp. . . . . . . . . . . . . . . . . . . . .           5,808                   170,973
                                                                             --------------
ENTERTAINMENT - 0.9%
MGM Grand, Inc. (a) . . . . . . . . . . . . . . .             900                    32,456
Viacom, Inc. Class B (non-vtg.) (a) . . . . . . .           4,200                   174,038
                                                                             --------------
                                                                                    206,494
                                                                             --------------
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp. . . . . . . . . . . . . . . . . .           1,300                    39,406
                                                                             --------------
LODGING & GAMING - 0.5%
ITT Corp. (a) . . . . . . . . . . . . . . . . . .           1,300                   107,738
                                                                             --------------
PUBLISHING - 1.0%
ACNielsen Corp. (a) . . . . . . . . . . . . . . .           1,766                    43,046
Cognizant Corp. . . . . . . . . . . . . . . . . .             900                    40,106
Dun & Bradstreet Corp.  . . . . . . . . . . . . .             900                    27,844
Harcourt General, Inc.  . . . . . . . . . . . . .           1,400                    76,650
McGraw-Hill, Inc. . . . . . . . . . . . . . . . .             600                    44,400
                                                                                    232,046
                                                                             --------------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . .                                   756,657
                                                                             --------------
NONDURABLES - 6.7%
BEVERAGES - 0.3%
PepsiCo, Inc. . . . . . . . . . . . . . . . . . .             400                    14,575
Seagram Co. Ltd.  . . . . . . . . . . . . . . . .           1,500                    48,529
                                                                             --------------
                                                                                     63,104
                                                                             --------------

FOODS - 1.2%
CPC International, Inc. . . . . . . . . . . . . .             700                    75,425
General Mills, Inc. . . . . . . . . . . . . . . .           1,181                    84,589
Heinz (H.J.) Co.  . . . . . . . . . . . . . . . .           1,000                    50,813


See accompanying notes which are an integral part of the financial statements.




                                        7                          ANNUAL REPORT

<PG$PCN>
EQUITY INCOME PORTFOLIO
INVESTMENTS - CONTINUED


-------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

NONDURABLES - CONTINUED
FOODS - CONTINUED
Ralcorp Holdings, Inc. (a)  . . . . . . . . . . .             500            $        8,469
Ralston Purina Co.  . . . . . . . . . . . . . . .             700                    65,056
                                                                             --------------
                                                                                    284,352
                                                                             --------------
HOUSEHOLD PRODUCTS - 0.8%
Dial Corp.  . . . . . . . . . . . . . . . . . . .           1,300                    27,056
Premark International, Inc. . . . . . . . . . . .           1,200                    34,800
Rubbermaid, Inc.  . . . . . . . . . . . . . . . .           2,600                    65,000
Unilever NV ADR . . . . . . . . . . . . . . . . .             700                    43,706
                                                                             --------------
                                                                                    170,562
                                                                             --------------
TOBACCO - 4.4%
BAT Industries PLC sponsored ADR  . . . . . . . .             200                     3,750
Dimon, Inc. . . . . . . . . . . . . . . . . . . .             500                    13,125
Gallaher Group PLC sponsored ADR  . . . . . . . .           2,600                    55,575
Philip Morris Companies, Inc. . . . . . . . . . .          14,800                   670,625
RJR Nabisco Holdings Corp.  . . . . . . . . . . .           6,540                   245,250
Universal Corp. . . . . . . . . . . . . . . . . .             600                    24,675
                                                                             --------------
                                                                                  1,013,000
                                                                             --------------
TOTAL NONDURABLES . . . . . . . . . . . . . . . .                                 1,531,018
                                                                             --------------
PRECIOUS METALS - 0.2%
Newmont Mining Corp.  . . . . . . . . . . . . . .           1,800                    52,875
                                                                             --------------
RETAIL & WHOLESALE - 3.8%
APPAREL STORES - 1.1%
Footstar, Inc. (a)  . . . . . . . . . . . . . . .             900                    24,188
Limited, Inc. (The) . . . . . . . . . . . . . . .           2,500                    63,750
Payless ShoeSource, Inc. (a)  . . . . . . . . . .             800                    53,700
TJX Companies, Inc. . . . . . . . . . . . . . . .           3,000                   103,125
                                                                             --------------
                                                                                    244,763
                                                                             --------------
DRUG STORES - 0.2%
CVS Corp. . . . . . . . . . . . . . . . . . . . .             700                    44,844
                                                                             --------------
GENERAL MERCHANDISE STORES - 2.1%
Dayton Hudson Corp. . . . . . . . . . . . . . . .           1,000                    67,500
Federated Department Stores, Inc. (a) . . . . . .           1,800                    77,513
May Department Stores Co. (The) . . . . . . . . .             300                    15,806
Wal-Mart Stores, Inc. . . . . . . . . . . . . . .           8,000                   315,500
                                                                             --------------
                                                                                    476,319
                                                                             --------------
GROCERY STORES - 0.1%
American Stores Co. . . . . . . . . . . . . . . .             700                    14,394
                                                                             --------------
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Tandy Corp. . . . . . . . . . . . . . . . . . . .           1,300                    50,131
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . .             900                    28,294
                                                                             --------------
                                                                                     78,425
                                                                             --------------
TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . .                                   858,745
                                                                             --------------
SERVICES - 1.0%
LEASING & RENTAL - 0.2%
Ryder Systems, Inc. . . . . . . . . . . . . . . .           1,200                    39,300
                                                                             --------------
PRINTING - 0.6%
Deluxe Corp.  . . . . . . . . . . . . . . . . . .           1,600                    55,200
Donnelley (R.R.) & Sons Co. . . . . . . . . . . .           1,500                    55,875
New England Business Service, Inc.  . . . . . . .             700                    23,625
                                                                             --------------
                                                                                    134,700
                                                                             --------------
SERVICES - 0.2%
Block (H & R), Inc. . . . . . . . . . . . . . . .           1,300                    58,256
                                                                             --------------
TOTAL SERVICES  . . . . . . . . . . . . . . . . .                                   232,256
                                                                             --------------
TECHNOLOGY - 2.3%
COMPUTER SERVICES & SOFTWARE - 0.8%
Electronic Data Systems Corp. . . . . . . . . . .           3,300                   144,994
First Data Corp.  . . . . . . . . . . . . . . . .             900                    26,325
                                                                             --------------
                                                                                    171,319
                                                                             --------------
COMPUTERS & OFFICE EQUIPMENT - 0.8%
Digital Equipment Corp. (a) . . . . . . . . . . .             300                    11,100
International Business Machines Corp. . . . . . .           1,300                   135,931
Unisys Corp.  . . . . . . . . . . . . . . . . . .           1,300                    17,845
Xerox Corp. . . . . . . . . . . . . . . . . . . .             200                    14,763
                                                                             --------------
                                                                                    179,639
                                                                             --------------
ELECTRONICS - 0.3%
AMP, Inc. . . . . . . . . . . . . . . . . . . . .           1,300                    54,600
Thomas & Betts Corp.  . . . . . . . . . . . . . .             500                    23,625
                                                                             --------------
                                                                                     78,225
                                                                             --------------
PHOTOGRAPHIC EQUIPMENT - 0.4%
Eastman Kodak Co. . . . . . . . . . . . . . . . .             900                    54,731
Polaroid Corp.  . . . . . . . . . . . . . . . . .             900                    43,819
                                                                             --------------
                                                                                     98,550
                                                                             --------------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . .                                   527,733
                                                                             --------------
TRANSPORTATION - 0.9%
AIR TRANSPORTATION - 0.2%
Viad Corp.  . . . . . . . . . . . . . . . . . . .           2,300                    44,419
                                                                             --------------
RAILROADS - 0.7%
CSX Corp. . . . . . . . . . . . . . . . . . . . .           3,100                   167,400
                                                                             --------------
TOTAL TRANSPORTATION  . . . . . . . . . . . . . .                                   211,819
                                                                             --------------
UTILITIES - 8.5%
ELECTRIC UTILITY - 3.1%
Allegheny Energy, Inc.  . . . . . . . . . . . . .           2,800                    91,000
American Electric Power Co., Inc. . . . . . . . .           2,600                   134,225
Central Maine Power Co. . . . . . . . . . . . . .           1,500                    22,875
Consolidated Edison Co. of
   New York, Inc.   . . . . . . . . . . . . . . .           1,200                    49,200
DPL, Inc. . . . . . . . . . . . . . . . . . . . .           1,600                    46,000
Duke Energy Corp. . . . . . . . . . . . . . . . .           1,022                    56,593
Entergy Corp. . . . . . . . . . . . . . . . . . .           3,800                   113,763
Illinova Corp.  . . . . . . . . . . . . . . . . .             800                    21,550
Niagara Mohawk Power Corp. (a)  . . . . . . . . .           2,300                    24,150
PECO Energy Co. . . . . . . . . . . . . . . . . .             600                    14,550
PG&E Corp.  . . . . . . . . . . . . . . . . . . .           1,800                    54,788
PacifiCorp. . . . . . . . . . . . . . . . . . . .             800                    21,850
Pinnacle West Capital Corp. . . . . . . . . . . .           1,200                    50,850
                                                                             --------------
                                                                                    701,394
                                                                             --------------
GAS - 1.1%
MCN Corp. . . . . . . . . . . . . . . . . . . . .           1,200                    48,450
Nova Corp.  . . . . . . . . . . . . . . . . . . .           2,900                    27,589
Pacific Enterprises . . . . . . . . . . . . . . .           2,300                    86,538
Questar Corp. . . . . . . . . . . . . . . . . . .           2,000                    89,250
                                                                             --------------
                                                                                    251,827
                                                                             --------------
TELEPHONE SERVICES - 4.3%
AT&T Corp.  . . . . . . . . . . . . . . . . . . .             800                    49,000
ALLTEL Corp.  . . . . . . . . . . . . . . . . . .           1,300                    53,381
Ameritech Corp. . . . . . . . . . . . . . . . . .           2,100                   169,050
BCE, Inc. . . . . . . . . . . . . . . . . . . . .           1,100                    36,665
Bell Atlantic Corp. . . . . . . . . . . . . . . .           3,405                   309,855
BellSouth Corp. . . . . . . . . . . . . . . . . .           2,400                   135,150
MCI Communications Corp.  . . . . . . . . . . . .             700                    29,969
SBC Communications, Inc.  . . . . . . . . . . . .           1,700                   124,525
Sprint Corp.  . . . . . . . . . . . . . . . . . .             800                    46,900
WorldCom, Inc. (a)  . . . . . . . . . . . . . . .             900                    27,225
                                                                             --------------
                                                                                    981,720
                                                                             --------------

TOTAL UTILITIES . . . . . . . . . . . . . . . . .                                 1,934,941
                                                                             --------------
TOTAL COMMON STOCKS
   (COST $18,930,793)   . . . . . . . . . . . . .                                20,667,127
                                                                             --------------


See accompanying notes which are an integral part of the financial statements.




ANNUAL REPORT                          8

<PG$PCN>

-------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.5%
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE - 0.1%
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Vornado Realty Trust, Series A, $3.25 . . . . . .             300            $       19,800
                                                                             --------------
ENERGY - 0.4%
OIL & GAS - 0.4%
Occidental Petroleum Corp. $3.00  . . . . . . . .           1,100                    91,300
                                                                             --------------
FINANCE - 0.5%
INSURANCE - 0.3%
Aetna, Inc. Class C 6 1/4%, PRIDES  . . . . . . .             300                    21,450
Conseco, Inc. $4.27875  . . . . . . . . . . . . .             300                    46,800
                                                                             --------------
                                                                                     68,250
                                                                             --------------
SAVINGS & LOANS - 0.1%
Ahmanson (H.F.) & Co.,
   Series D, $3.00  . . . . . . . . . . . . . . .             200                    27,500
                                                                             --------------
SECURITIES INDUSTRY - 0.1%
Salomon, Inc. $2.03 DECS  . . . . . . . . . . . .             500                    20,500
                                                                             --------------
TOTAL FINANCE . . . . . . . . . . . . . . . . . .                                   116,250
                                                                             --------------
UTILITIES - 0.5%
CELLULAR - 0.2%
AirTouch Communications, Inc.
   Class B $1.74 DECS   . . . . . . . . . . . . .           1,000                    35,625
                                                                             --------------
ELECTRIC UTILITY - 0.1%
Houston Industries, Inc. $3.215 ACES  . . . . . .             600                    34,238
                                                                             --------------
TELEPHONE SERVICES - 0.2%
US West, Inc., Series D $2.25 . . . . . . . . . .             800                    49,350
                                                                             --------------
TOTAL UTILITIES . . . . . . . . . . . . . . . . .                                   119,213
                                                                             --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $349,857)  . . . . . . . . . . . . . . .                                   346,563
                                                                             --------------
-------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.7%
-------------------------------------------------------------------------------------------
                                                  MOODY'S RATINGS                 PRINCIPAL
                                                      (UNAUDITED)                    AMOUNT
ENERGY - 0.6%
ENERGY SERVICES - 0.1%
Baker Hughes, Inc.
   0%, 5/5/08       . . . . . . . . . . . . . A2     $     18,000                    15,570
                                                                             --------------
OIL & GAS - 0.5%
Pennzoil Co.
   4 3/4%,10/1/03   . . . . . . . . . . . . . Baa3         80,000                   108,200
                                                                             --------------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . .                                   123,770
                                                                             --------------
FINANCE - 0.0%
INSURANCE - 0.0%
Loews Corp.
   3 1/8%, 9/15/07  . . . . . . . . . . . . . A2            8,000                     8,000
                                                                             --------------
MEDIA & LEISURE - 0.5%
BROADCASTING - 0.3%
Time Warner, Inc. liquid yield
   option notes 0%, 6/22/13   . . . . . . . . Ba1         143,000                    73,109
                                                                             --------------
PUBLISHING - 0.2%
News America Holdings, Inc.
   liquid yield option notes
   0%, 3/11/13  . . . . . . . . . . . . . . . Baa3         88,000                    41,580
                                                                             --------------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . .                                   114,689
                                                                             --------------

                                   MOODY'S RATINGS      PRINCIPAL                     VALUE
                                       (UNAUDITED)         AMOUNT                      NOTE

RETAIL & WHOLESALE - 0.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
Home Depot, Inc.
   3 1/4%, 10/1/01  . . . . . . . . . . . . . . A1      $  90,000            $      120,150
SERVICES - 0.1%
ADT Operations, Inc. liquid yield
   option notes 0%, 7/6/10  . . . . . . . . .  Ba1         19,000                    23,358
                                                                             --------------
TOTAL CONVERTIBLE BONDS
   (COST $372,251)  . . . . . . . . . . . . . . .                                   389,967
                                                                             --------------

-------------------------------------------------------------------------------------------
CASH EQUIVALENTS -- 6.3%
-------------------------------------------------------------------------------------------
                                                           SHARES
Taxable Central Cash Fund (b)
   (Cost $1,425,526)  . . . . . . . . . . . . . .       1,425,526                 1,425,526
                                                                             --------------
TOTAL INVESTMENT IN SECURITIES - 100%
   (Cost $21,078,427)   . . . . . . . . . . . . .                            $   22,829,183
                                                                             ==============


SECURITY TYPE ABBREVIATIONS

ACES      -    Automatic Common Exchange Securities

DECS      -    Dividend Enhanced Convertible
               Stock/Debt Exchangeable for
               Common Stock

PRIDES    -    Preferred Redeemable
               Increased Dividend Equity Securities

LEGEND

(a)  Non-income producing

(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $21,111,970 and $5,462,036, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms amounted to $1,133 and $30, respectively, for the period (see
Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $21,091,511. Net unrealized appreciation aggregated $1,737,672, of which $2,180,489 related to appreciated investment securities and $442,817 related to depreciated investment securities.

The fund hereby designates approximately $40,000 as a capital gain dividend for the purpose of the dividend paid deduction.


See accompanying notes which are an integral part of the financial statements.





                                        9                          ANNUAL REPORT


<PG$PCN>
EQUITY INCOME PORTFOLIO
FINANCIAL STATEMENTS


-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
                                                                          DECEMBER 31, 1997

ASSETS
Investment in securities, at value
   (cost $21,078,427) -- See
   accompanying schedule  . . . . . . . . . . . .                         $      22,829,183
Receivable for investments sold . . . . . . . . .                                    84,676
Receivable for fund shares sold . . . . . . . . .                                    87,891
Dividends receivable  . . . . . . . . . . . . . .                                    39,424
Interest receivable . . . . . . . . . . . . . . .                                     7,598
                                                                          -----------------
   TOTAL ASSETS   . . . . . . . . . . . . . . . .                                23,048,772

LIABILITIES
Payable for investments purchased . . . . . . . . $       822,300
Payable for fund shares redeemed  . . . . . . . .          63,240
Accrued management fee  . . . . . . . . . . . . .           5,803
Other payables and accrued expenses . . . . . . .          18,177
                                                  ---------------
   TOTAL LIABILITIES  . . . . . . . . . . . . . .                                   909,520
                                                                          -----------------
NET ASSETS  . . . . . . . . . . . . . . . . . . .                         $      22,139,252
                                                                          =================
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . .                         $      20,317,184
Accumulated undistributed net
   realized gain (loss) on investments
   and foreign currency transactions  . . . . . .                                    71,313
Net unrealized appreciation
   (depreciation) on investments
   and assets and liabilities in
   foreign currencies   . . . . . . . . . . . . .                                 1,750,755
                                                                          -----------------
Net Assets, for 1,592,071
   shares outstanding   . . . . . . . . . . . . .                         $      22,139,252
                                                                          =================
Net Asset Value, offering price
   and redemption price per share
   ($22,139,252 divided by 1,592,071 shares)  . .                                    $13.91
                                                                                     ======

-------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . .                         $         233,635
Interest  . . . . . . . . . . . . . . . . . . . .                                    39,607
                                                                          -----------------
   TOTAL INCOME   . . . . . . . . . . . . . . . .                                   273,242

EXPENSES
Management fee  . . . . . . . . . . . . . . . . . $        80,431
Transfer agent fees . . . . . . . . . . . . . . .           3,441
Accounting fees and expenses  . . . . . . . . . .          60,008
Noncinterested trustees' compensation . . . . . .           4,833
Custodian fees and expenses . . . . . . . . . . .          22,548
Audit . . . . . . . . . . . . . . . . . . . . . .          31,180
Miscellaneous . . . . . . . . . . . . . . . . . .           1,766
                                                  ---------------
   Total expenses before reductions   . . . . . .         204,207
   Expense reductions   . . . . . . . . . . . . .       (102,212)                   101,995
                                                  ---------------         -----------------
NET INVESTMENT INCOME . . . . . . . . . . . . . .                                   171,247
                                                                          -----------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investment securities  . . . . . . . . . . . .         899,760
   Foreign currency transactions  . . . . . . . .            (30)                   899,730
                                                  ---------------
Change in net unrealized
   appreciation (depreciation) on:
   Investment securities  . . . . . . . . . . . .       1,438,706
   Assets and liabilities in
     foreign currencies   . . . . . . . . . . . .             (1)                 1,438,705
                                                  ---------------         -----------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . .                                 2,338,435
                                                                          -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS  . . . . . . . . . .                         $       2,509,682
                                                                          =================


See accompanying notes which are an integral part of the financial statements.




ANNUAL REPORT                          10

<PG$PCN>

------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AUGUST 30, 1996
                                                                                                               (COMMENCEMENT
                                                                                         YEAR ENDED          OF OPERATIONS) TO
                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                             1997                  1996
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $       171,247       $           25,456
   Net realized gain (loss)   . . . . . . . . . . . . . . . . . . . . . . . . . . .           899,730                   13,230
   Change in net unrealized appreciation (depreciation) . . . . . . . . . . . . . .         1,438,705                  312,050
                                                                                      ---------------       ------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . .         2,509,682                  350,736
                                                                                      ---------------       ------------------
Distributions to shareholders
   From net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .          (171,176)                 (25,784)
   From net realized gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (841,389)                      --
                                                                                      ---------------       ------------------
   TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,012,565)                 (25,784)
                                                                                      ---------------       ------------------
Share transactions
   Net proceeds from sales of shares  . . . . . . . . . . . . . . . . . . . . . . .        20,040,415                3,249,728
   Reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . . . . .         1,012,565                   25,784
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4,011,242)                     (67)
                                                                                      ---------------       ------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS  . . . .        17,041,738                3,275,445
                                                                                      ---------------       ------------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . . . . . . . . . . . . . . . .        18,538,855                3,600,397
NET ASSETS
   Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,600,397                       --
                                                                                      ---------------       ------------------
   End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    22,139,252       $        3,600,397
                                                                                      ===============       ==================
OTHER INFORMATION
Shares
   Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,503,025                  322,467
   Issued in reinvestment of distributions  . . . . . . . . . . . . . . . . . . . .            74,849                    2,286
   Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (310,550)                      (6)
                                                                                      ---------------       ------------------
   Net increase (decrease)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,267,324                  324,747
                                                                                      ===============       ==================


See accompanying notes which are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AUGUST 30, 1996
                                                                                                               (COMMENCEMENT
                                                                                         YEAR ENDED          OF OPERATIONS) TO
                                                                                         DECEMBER 31,           DECEMBER 31,
                                                                                             1997                   1996
SELECTED PER-SHARE DATA
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . .   $         11.09       $            10.00
                                                                                      ---------------       ------------------
Income from Investment Operations
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .21(D)                     .08
   Net realized and unrealized gain (loss)  . . . . . . . . . . . . . . . . . . . .              3.32                     1.09
                                                                                      ---------------       ------------------
   Total from investment operations   . . . . . . . . . . . . . . . . . . . . . . .              3.53                     1.17
                                                                                      ---------------       ------------------
Less Distributions
   From net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .              (.12)                    (.08)
   From net realized gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (.59)                      --
                                                                                      ---------------       ------------------
   Total distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (.71)                    (.08)
                                                                                      ---------------       ------------------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . .   $         13.91       $            11.09
                                                                                      ===============       ==================
TOTAL RETURN(B, C)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             32.05%                   11.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . . . . . . . . . . . . . . . .   $        22,139       $            3,600
Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . .               .95%(E)                  .95%(A,E)
Ratio of net investment income to average net assets  . . . . . . . . . . . . . . .              1.60%                    2.34%(A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                52%                      14%(A)
Average commission rate(F)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $         .0186       $            .0168

(A)  Annualizedd

(B)  Total returns for periods of less than one year are not annualized.

(C) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).

(D) Net investment income per share has been calculated based on average shares outstanding during the period.

(E) The Travelers agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements).

(F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.




                                        11                         ANNUAL REPORT

<PG$PCN>
LARGE CAP PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE

There are several ways to evaluate a fund's historical performance: total percentage change in value or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value).

-------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------
PERIODS ENDED DECEMBER 31, 1997            PAST 1           LIFE OF
                                            YEAR              FUND

Large Cap Portfolio                        23.41%           39.82%
S&P 500(R)                                 33.36%           52.61%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period -- in this case, one year or since the fund started on August 30, 1996.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

If certain fund expenses had not been reimbursed, the total returns would have been lower.

PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.

Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

-------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------
PERIODS ENDED DECEMBER 31, 1997            PAST 1           LIFE OF
                                           YEAR             FUND

Large Cap Portfolio                        23.41%           28.58%
S&P 500                                    33.36%           37.31%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.


[X] UNDERSTANDING PERFORMANCE

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

---------------------------------------------------------------------
$10,000 OVER LIFE OF FUND
---------------------------------------------------------------------
                    Travelers Large Cap           S&P 500
1996/08/30              10000.00                       10000.00
1996/09/30              10640.00                       10562.80
1996/10/31              10790.00                       10854.12
1996/11/30              11640.00                       11674.59
1996/12/31              11329.54                       11443.31
1997/01/31              11921.61                       12158.29
1997/02/28              11749.69                       12253.61
1997/03/31              11191.15                       11750.11
1997/04/30              11688.76                       12451.59
1997/05/31              12460.56                       13209.64
1997/06/30              12846.47                       13801.44
1997/07/31              13780.75                       14899.62
1997/08/31              13293.30                       14064.94
1997/09/30              13953.39                       14835.28
1997/10/31              13425.32                       14339.78
1997/11/30              13750.29                       15003.57
1997/12/31              13981.77                       15261.18

Let's say hypothetically that $10,000 was invested in the Large Cap Portfolio on August 30, 1996, when the fund started. As the chart shows, by December 31, 1997, the investment would have grown to $13,982 -- a 39.82% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $15,261 over the same period -- a 52.61% increase.

INVESTMENT SUMMARY
-------------------------------------------------------------------
TOP FIVE STOCKS AS OF DECEMBER 31, 1997
-------------------------------------------------------------------
                                                        % OF FUND'S
                                                        INVESTMENTS
Philip Morris Companies, Inc.                             3.1
International Business Machines Corp.                     3.1
Bristol-Myers Squibb Co.                                  2.1
Tyco International Ltd.                                   2.1
Cendant Corp.                                             2.0

-------------------------------------------------------------------
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
-------------------------------------------------------------------
                                                        % OF FUND'S
                                                        INVESTMENTS
Technology                                                18.6
Health                                                    14.4
Finance                                                   11.8
Nondurables                                                9.1
Industrial Machinery & Equipment                           7.7

-------------------------------------------------------------------
ASSET ALLOCATION AS OF DECEMBER 31, 1997*
-------------------------------------------------------------------
                                                        % OF FUND'S
                                                        INVESTMENTS
Stocks                                                    90.5%
Short-term investments                                     9.5%
* Foreign investments                                      4.6%





ANNUAL REPORT                          12

<PG$PCN>
LARGE CAP PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW


[PHOTO]

An interview with Thomas Sprague,
Portfolio Manager of Large Cap Portfolio


Q. HOW DID THE FUND PERFORM COMPARED TO ITS BENCHMARK, TOM?

A. For the 12 months that ended December 31, 1997, the fund underperformed the 33.36% return of the Standard & Poor's 500 Index.

Q. WHAT CAUSED THE FUND TO PERFORM AS IT DID?

A. Shifting market tides played a big role. Through much of the first half of the period, the stock market was dominated by the largest 25 or 30 stocks in the S&P 500. When the market is that narrow and the top stocks have excessive valuations, even funds with a large-cap bias like this one have difficulty competing against the S&P. During the second half, though, this trend was reversed. Several big companies announced earnings shortfalls and smaller stocks began to outperform. This "broadening" helped the fund versus the index, but not enough to make up the difference, especially since the market became narrow once again during the last part of the period.

Q. WERE THERE ANY OTHER FACTORS THAT AFFECTED PERFORMANCE?

A. Relative to the S&P 500, the fund's significant exposure to technology stocks was a minus. Because the fund seeks growth, the technology industry is usually well-represented in the portfolio. For a couple of reasons, however -- namely the shift toward less expensive personal computers and the Asian crisis we saw in late October -- technology stocks didn't fare very well in 1997. Several of the fund's semiconductor-related positions took it on the chin as a result. On a positive note, the fund's energy positions contributed nicely. Specifically, companies that provide equipment and services to help exploration companies search for oil and gas enjoyed a solid year. Energy stocks such as Exxon, Mobil and Texaco increased their exploration activity, and demand for drilling equipment and services remained high. Benefactors within the fund included Schlumberger, Halliburton and Dresser.

Q. DID YOU FOLLOW ANY PARTICULAR THEMES DURING THE PERIOD?

A. One interesting area revolved around the much-discussed "year 2000" issue. Most computer programs that have been written in the past 20 or 30 years have two entry fields for the year instead of four. For instance, most computer systems read "97" as being 1997. When the year 2000 arrives, computers will read "00" as being 1900, which has the potential to cause many problems. The fund's position in Comdisco -- one of its top 10 holdings at the close of the period -- was in part, a play on this. Part of Comdisco's business is disaster recovery: If a company's computer network shuts down due to unforeseen circumstances, Comdisco's reserve systems can help get that company up and running again quickly. These same reserve computer systems are a logical choice as a testing ground for updated year-2000 compliant software. My thinking was that the market would recognize during the period that companies with these capabilities could benefit from additional future demand.

Q. CAN YOU RATE THE PERFORMANCE OF SOME OF THE FUND'S INDIVIDUAL STOCKS?

A. Analysts International and Computer Horizons -- two other companies focused on the aforementioned year 2000 issue -- performed well, as did Bergen Brunswig, a health-care stock being acquired by Cardinal Health.
Disappointments included semiconductor stock Adaptec and Vencor, a supplier to the nursing home industry. Adaptec suffered from the Asian problems I mentioned, while Vencor -- which the fund no longer owns -- was hurt by regulatory developments within its industry.

Q. WHAT'S YOUR TAKE ON THE PROBLEMS IN ASIAN MARKETS AND HOW WAS THE FUND AFFECTED?

A. I think the crisis in Southeast Asia reflects a serious, fundamental change that will affect financial markets everywhere. We've already seen business slowdowns from U.S. companies that have exposure to that region. As I mentioned earlier, the fund's semiconductor-related stocks were hit the hardest. The typical high-tech company generates 10% to 20% of its sales from Southeast Asia, and since that region's economic growth has now been stunted, these companies may see sales growth suffer. I'm worried that this weakness could spread to other countries such as China and Japan, and other industries, such as financial services and energy. Some of the fund's holdings, however -- particularly those that have manufacturing operations in Southeast Asia -- may benefit from a cost point of view. Overall, though, I'd characterize the market events of late October as being much more of a negative than a positive.

Q. WHAT'S YOUR OUTLOOK?

A. I'm concerned that the comfortable economic situation we've had for the past few years may be over. The international volatility we've seen may linger for awhile, which could place pressure on corporate earnings. Consumer nondurable industries -- such as food and health care -- may be an attractive area in the next few months because demand appears relatively stable and exposure tends to be limited to the U.S. and Europe.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


[X]  FUND FACTS

GOAL: long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations

START DATE: August 30, 1996

SIZE: as of December 31, 1997, more $12 million

MANAGER: Thomas Sprague, since inception; joined Fidelity in 1989





                                       13                          ANNUAL REPORT

<PG$PCN>
LARGE CAP PORTFOLIO
INVESTMENTS DECEMBER 31, 1997
Showing Percentage of Total Value of Investment in Securities

-------------------------------------------------------------------------------------------
COMMON STOCKS -- 90.5%
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
AEROSPACE & DEFENSE - 1.4%
AlliedSignal, Inc.  . . . . . . . . . . . . . . .           1,500            $       58,392
Gulfstream Aerospace Corp. (a)  . . . . . . . . .             800                    23,400
Lockheed Martin Corp. . . . . . . . . . . . . . .             600                    59,100
Sundstrand Corp.  . . . . . . . . . . . . . . . .             700                    35,263
                                                                             --------------
                                                                                    176,155
                                                                             --------------
DEFENSE ELECTRONICS - 0.3%
Litton Industries, Inc. (a) . . . . . . . . . . .             600                    34,500
                                                                             --------------
TOTAL AEROSPACE & DEFENSE . . . . . . . . . . . .                                   210,655
                                                                             --------------
BASIC INDUSTRIES - 2.0%
PACKAGING & CONTAINERS - 1.3%
Owens-Illinois, Inc. (a)  . . . . . . . . . . . .           4,100                   155,544
                                                                             --------------
PAPER & FOREST PRODUCTS - 0.7%
Fort James Corp.  . . . . . . . . . . . . . . . .           2,262                    86,522
                                                                             --------------
TOTAL BASIC INDUSTRIES  . . . . . . . . . . . . .                                   242,066
                                                                             --------------
CONSTRUCTION & REAL ESTATE - 0.1%
BUILDING MATERIALS - 0.1%
Sherwin-Williams Co.  . . . . . . . . . . . . . .             600                    16,650
                                                                             --------------
DURABLES - 0.8%
HOME FURNISHINGS - 0.8%
Leggett & Platt, Inc. . . . . . . . . . . . . . .           2,400                   100,500
                                                                             --------------
ENERGY - 6.8%
ENERGY SERVICES - 3.3%
Dresser Industries, Inc.  . . . . . . . . . . . .           2,700                   113,231
Halliburton Co. . . . . . . . . . . . . . . . . .           2,800                   145,425
Noble Drilling Corp. (a)  . . . . . . . . . . . .           2,500                    76,563
Schlumberger Ltd. . . . . . . . . . . . . . . . .           1,000                    80,500
                                                                             --------------
                                                                                    415,719
                                                                             --------------
OIL & GAS - 3.5%
British Petroleum PLC ADR . . . . . . . . . . . .           1,024                    81,600
Burlington Resources, Inc.  . . . . . . . . . . .           1,000                    44,813
Coastal Corp. (The) . . . . . . . . . . . . . . .           1,300                    80,519
Royal Dutch Petroleum Co. . . . . . . . . . . . .           1,100                    59,606
Texaco, Inc.  . . . . . . . . . . . . . . . . . .           1,800                    97,875
Total SA sponsored ADR  . . . . . . . . . . . . .             400                    22,200
Valero Energy Corp. . . . . . . . . . . . . . . .           1,400                    44,013
                                                                             --------------
                                                                                    430,626
                                                                             --------------
TOTAL ENERGY  . . . . . . . . . . . . . . . . . .                                   846,345
                                                                             --------------
FINANCE - 11.8%
BANKS - 3.0%
Bank of New York Co., Inc.  . . . . . . . . . . .           2,000                   115,625
BankAmerica Corp. . . . . . . . . . . . . . . . .             500                    36,500
Citicorp  . . . . . . . . . . . . . . . . . . . .             500                    63,219
NationsBank Corp. . . . . . . . . . . . . . . . .           2,500                   152,031
                                                                             --------------
                                                                                    367,375
                                                                             --------------
CREDIT & OTHER FINANCE - 2.3%
American Express Co.  . . . . . . . . . . . . . .           1,300                   116,025
Associates First Capital Corp.  . . . . . . . . .             600                    42,675
Fleet Financial Group, Inc. . . . . . . . . . . .             800                    59,950
Household International, Inc. . . . . . . . . . .             500                    63,781
                                                                             --------------
                                                                                    282,431
                                                                             --------------
FEDERAL SPONSORED CREDIT - 1.8%
Freddie Mac . . . . . . . . . . . . . . . . . . .           1,000                    41,938
Fannie Mae  . . . . . . . . . . . . . . . . . . .           3,300                   188,306
                                                                             --------------
                                                                                    230,244
                                                                             --------------
INSURANCE - 4.4%
Allstate Corp.  . . . . . . . . . . . . . . . . .           1,300                   118,138
AMBAC, Inc. . . . . . . . . . . . . . . . . . . .           2,700                   124,200
CIGNA Corp. . . . . . . . . . . . . . . . . . . .             200                    34,613
MBIA, Inc.  . . . . . . . . . . . . . . . . . . .           2,000                   133,625
UNUM Corp.  . . . . . . . . . . . . . . . . . . .           2,400                   130,500
                                                                             --------------
                                                                                    541,076
                                                                             --------------
SAVINGS & LOANS - 0.3%
Washington Mutual, Inc. . . . . . . . . . . . . .             600                    38,288
                                                                             --------------
TOTAL FINANCE . . . . . . . . . . . . . . . . . .                                 1,459,414
                                                                             --------------
HEALTH - 14.4%
DRUGS & PHARMACEUTICALS - 8.5%
American Home Products Corp.  . . . . . . . . . .           3,100                   237,150
Bristol-Myers Squibb Co.  . . . . . . . . . . . .           2,800                   264,950
Lilly (Eli) & Co. . . . . . . . . . . . . . . . .             700                    48,738
Merck & Co., Inc. . . . . . . . . . . . . . . . .           1,400                   148,750
Pfizer, Inc.  . . . . . . . . . . . . . . . . . .           1,300                    96,931
Schering-Plough Corp. . . . . . . . . . . . . . .           2,600                   161,525
SmithKline Beecham PLC ADR  . . . . . . . . . . .           1,900                    97,731
                                                                             --------------
                                                                                  1,055,775
                                                                             --------------
MEDICAL EQUIPMENT & SUPPLIES - 3.3%
Abbott Laboratories . . . . . . . . . . . . . . .             700                    45,894
Baxter International, Inc.  . . . . . . . . . . .             400                    20,175
Bergen Brunswig Corp. Class A . . . . . . . . . .           1,250                    52,656
Cardinal Health, Inc. . . . . . . . . . . . . . .             800                    60,100
Johnson & Johnson . . . . . . . . . . . . . . . .           1,700                   111,988
McKesson Corp.  . . . . . . . . . . . . . . . . .             100                    10,819
Medtronic, Inc. . . . . . . . . . . . . . . . . .             400                    20,925
Omnicare, Inc.  . . . . . . . . . . . . . . . . .           2,100                    65,100
Sofamor/Danek Group, Inc. (a) . . . . . . . . . .             200                    13,013
                                                                             --------------
                                                                                    400,670
                                                                             --------------
MEDICAL FACILITIES MANAGEMENT - 2.6%
Beverly Enterprises, Inc. . . . . . . . . . . . .             800                    10,400
HEALTHSOUTH Corp. (a) . . . . . . . . . . . . . .           4,000                   111,000
Health Management Associates, Inc.
   Class A (a)  . . . . . . . . . . . . . . . . .           3,450                    87,113
Tenet Healthcare Corp. (a)  . . . . . . . . . . .           3,400                   112,625
                                                                             --------------
                                                                                    321,138
                                                                             --------------
TOTAL HEALTH                                                                      1,777,583
                                                                             --------------
INDUSTRIAL MACHINERY & EQUIPMENT - 7.7%
ELECTRICAL EQUIPMENT - 2.5%
Alcatel Alsthom Compagnie Generale
   d'Electricite SA sponsored ADR   . . . . . . .           6,600                   167,063
General Electric Co.  . . . . . . . . . . . . . .           1,900                   139,413
                                                                             --------------
                                                                                    306,476
                                                                             --------------
INDUSTRIAL MACHINERY & EQUIPMENT - 3.6%
Case Corp.  . . . . . . . . . . . . . . . . . . .           1,400                    84,613
Caterpillar, Inc. . . . . . . . . . . . . . . . .             200                     9,713
Ingersoll-Rand Co.  . . . . . . . . . . . . . . .           1,400                    56,700
Stanley Works . . . . . . . . . . . . . . . . . .             800                    37,750
Tyco International Ltd. . . . . . . . . . . . . .           5,700                   256,856
                                                                             --------------
                                                                                    445,632
                                                                             --------------
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.  . . . . . . . .           1,400                    51,800
Ogden Corp. . . . . . . . . . . . . . . . . . . .           1,200                    33,825
Thermo Instrument Systems, Inc. (a) . . . . . . .             550                    18,941
USA Waste Services, Inc. (a)  . . . . . . . . . .           1,300                    51,025
Waste Management, Inc.  . . . . . . . . . . . . .           1,800                    49,500
                                                                             --------------
                                                                                    205,091
                                                                             --------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT  . . . . .                                   957,199
                                                                             --------------




See accompanying notes which are an integral part of the financial statements.

ANNUAL REPORT                          14

<PG$PCN>

-------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

MEDIA & LEISURE - 4.3%
BROADCASTING - 0.7%
CBS Corp. . . . . . . . . . . . . . . . . . . . .           2,800            $       82,425
Time Warner, Inc. . . . . . . . . . . . . . . . .             100                     6,200
                                                                             --------------
                                                                                     88,625
                                                                             --------------
ENTERTAINMENT - 1.4%
Carnival Cruise Lines, Inc. Class A . . . . . . .           1,400                    77,525
Disney (Walt) Co. . . . . . . . . . . . . . . . .             400                    39,625
MGM Grand, Inc. (a) . . . . . . . . . . . . . . .           1,700                    61,306
                                                                             --------------
                                                                                    178,456
                                                                             --------------
LODGING & GAMING - 1.1%
Marriott International, Inc.  . . . . . . . . . .           1,400                    96,950
Mirage Resorts, Inc. (a)  . . . . . . . . . . . .           1,900                    43,225
                                                                             --------------
                                                                                    140,175
                                                                             --------------
PUBLISHING - 0.5%
Cognizant Corp. . . . . . . . . . . . . . . . . .           1,300                    57,931
                                                                             --------------
RESTAURANTS - 0.6%
Papa John's International, Inc. . . . . . . . . .             100                     3,488
Rainforest Cafe, Inc. (a) . . . . . . . . . . . .           2,000                    66,000
                                                                             --------------
                                                                                     69,488
                                                                             --------------
TOTAL MEDIA & LEISURE . . . . . . . . . . . . . .                                   534,675
                                                                             --------------
NONDURABLES - 9.1%
BEVERAGES - 1.2%
PepsiCo, Inc. . . . . . . . . . . . . . . . . . .           3,900                   142,106
                                                                             --------------
FOODS - 2.3%
ConAgra, Inc. . . . . . . . . . . . . . . . . . .           1,000                    32,813
General Mills, Inc. . . . . . . . . . . . . . . .             100                     7,163
Hershey Foods Corp. . . . . . . . . . . . . . . .           1,100                    68,131
Quaker Oats Co. . . . . . . . . . . . . . . . . .             400                    21,100
Ralston Purina Co.  . . . . . . . . . . . . . . .             700                    65,056
Sara Lee Corp.  . . . . . . . . . . . . . . . . .           1,600                    90,100
                                                                             --------------
                                                                                    284,363
                                                                             --------------
HOUSEHOLD PRODUCTS - 2.5%
Avon Products, Inc. . . . . . . . . . . . . . . .           1,000                    61,375
Clorox Co.  . . . . . . . . . . . . . . . . . . .             700                    55,344
Gillette Co.  . . . . . . . . . . . . . . . . . .             300                    30,131
Procter & Gamble Co.  . . . . . . . . . . . . . .           2,000                   159,625
Rubbermaid, Inc.  . . . . . . . . . . . . . . . .             100                     2,500
                                                                             --------------
                                                                                    308,975
                                                                             --------------
TOBACCO - 3.1%
Philip Morris Companies, Inc. . . . . . . . . . .           8,600                   389,688
                                                                             --------------
TOTAL NONDURABLES . . . . . . . . . . . . . . . .                                 1,125,132
                                                                             --------------
RETAIL & WHOLESALE - 6.4%
APPAREL STORES - 0.7%
Payless ShoeSource, Inc. (a)  . . . . . . . . . .             900                    60,413
TJX Companies, Inc. . . . . . . . . . . . . . . .           1,000                    34,375
                                                                             --------------
                                                                                     94,788
                                                                             --------------
DRUG STORES - 1.1%
CVS Corp. . . . . . . . . . . . . . . . . . . . .             200                    12,813
Rite Aid Corp.  . . . . . . . . . . . . . . . . .           2,100                   123,244
                                                                             --------------
                                                                                    136,057
                                                                             --------------
GENERAL MERCHANDISE STORES - 1.7%
Consolidated Stores Corp. (a) . . . . . . . . . .           2,200                    96,663
Penney (J.C.) Co., Inc. . . . . . . . . . . . . .             500                    30,156
Wal-Mart Stores, Inc. . . . . . . . . . . . . . .           2,100                    82,819
                                                                             --------------
                                                                                    209,638
                                                                             --------------
GROCERY STORES - 1.6%
American Stores Co. . . . . . . . . . . . . . . .           1,900                    39,069
Safeway, Inc. (a) . . . . . . . . . . . . . . . .           2,500                   158,125
                                                                             --------------
                                                                                    197,194
                                                                             --------------
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
Circuit City Stores, Inc. -
   Circuit City Group   . . . . . . . . . . . . .           1,600                    56,900
Home Depot, Inc.  . . . . . . . . . . . . . . . .             800                    47,100
Toys "R" Us, Inc. (a) . . . . . . . . . . . . . .           1,700                    53,444
                                                                             --------------
                                                                                    157,444
                                                                             --------------
TOTAL RETAIL & WHOLESALE  . . . . . . . . . . . .                                   795,121
                                                                             --------------
SERVICES - 4.5%
ADVERTISING - 0.6%
Omnicom Group, Inc. . . . . . . . . . . . . . . .           1,800                    76,275
                                                                             --------------
EDUCATIONAL SERVICES - 0.4%
Apollo Group, Inc. Class A (a)  . . . . . . . . .             900                    42,525
                                                                             --------------
SERVICES - 3.5%
AccuStaff, Inc. (a) . . . . . . . . . . . . . . .           4,500                   103,500
Cendant Corp. (a) . . . . . . . . . . . . . . . .           7,053                   242,450
Computer Horizons Corp. (a) . . . . . . . . . . .           2,000                    91,000
                                                                             --------------
                                                                                    436,950
                                                                             --------------
TOTAL SERVICES  . . . . . . . . . . . . . . . . .                                   555,750
                                                                             --------------
TECHNOLOGY - 18.6%
COMMUNICATIONS EQUIPMENT - 1.3%
Advanced Fibre Communication, Inc. (a)  . . . . .             500                    14,563
Aspect Telecommunications Corp. (a) . . . . . . .           4,100                    85,588
Cisco Systems, Inc. (a) . . . . . . . . . . . . .             750                    41,813
Lucent Technologies, Inc. . . . . . . . . . . . .             200                    15,975
                                                                             --------------
                                                                                    157,939
                                                                             --------------
COMPUTER SERVICES & SOFTWARE - 5.1%
Analysts International Corp.  . . . . . . . . . .           1,550                    53,475
Automatic Data Processing, Inc. . . . . . . . . .             800                    49,100
BMC Software, Inc. (a)  . . . . . . . . . . . . .             700                    45,938
Cadence Design Systems, Inc. (a)  . . . . . . . .           2,300                    56,350
Compuware Corp. (a) . . . . . . . . . . . . . . .             800                    25,600
Electronic Data Systems Corp. . . . . . . . . . .             800                    35,150
Equifax, Inc. . . . . . . . . . . . . . . . . . .           2,300                    81,506
Keane, Inc. (a) . . . . . . . . . . . . . . . . .             400                    16,250
Microsoft Corp. (a) . . . . . . . . . . . . . . .           1,200                   155,100
Oracle Corp. (a)  . . . . . . . . . . . . . . . .             250                     5,578
SunGard Data Systems, Inc. (a)  . . . . . . . . .           3,300                   102,300
                                                                             --------------
                                                                                    626,347
                                                                             --------------
COMPUTERS & OFFICE EQUIPMENT - 9.0%
Adaptec, Inc. (a) . . . . . . . . . . . . . . . .           2,200                    81,675
Comdisco, Inc.  . . . . . . . . . . . . . . . . .           6,600                   220,688
Compaq Computer Corp. . . . . . . . . . . . . . .             250                    14,109
Comverse Technology, Inc. (a) . . . . . . . . . .           1,200                    46,800
Digital Equipment Corp. (a) . . . . . . . . . . .             200                     7,400
EMC Corp. (a) . . . . . . . . . . . . . . . . . .           1,800                    49,388
Fore Systems, Inc. (a)  . . . . . . . . . . . . .           7,500                   114,375
International Business Machines Corp. . . . . . .           3,700                   386,881
Pitney Bowes, Inc.  . . . . . . . . . . . . . . .           2,000                   179,875
Unisys Corp. (a)  . . . . . . . . . . . . . . . .           1,400                    19,425
                                                                             --------------
                                                                                  1,120,616
                                                                             --------------
ELECTRONIC INSTRUMENTS - 0.1%
Applied Materials, Inc. (a) . . . . . . . . . . .             300                     9,038
                                                                             --------------
ELECTRONICS - 3.1%
Altera Corp. (a)  . . . . . . . . . . . . . . . .           1,500                    49,688
Analog Devices, Inc. (a)  . . . . . . . . . . . .           2,567                    71,065



See accompanying notes which are an integral part of the financial statements.

                                       15                          ANNUAL REPORT

<PG$PCN>
LARGE CAP PORTFOLIO
INVESTMENTS - CONTINUED

-------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
-------------------------------------------------------------------------------------------
                                                           SHARES            VALUE (NOTE 1)

TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Intel Corp. . . . . . . . . . . . . . . . . . . .             800            $       56,200
Linear Technology Corp. . . . . . . . . . . . . .           1,000                    57,625
Maxim Integrated Products, Inc. (a) . . . . . . .           1,400                    48,300
Sanmina Corp. (a) . . . . . . . . . . . . . . . .           1,000                    67,750
Vitesse Semiconductor Corp. (a) . . . . . . . . .           1,000                    37,750
                                                                             --------------
                                                                                    388,378
                                                                             --------------
TOTAL TECHNOLOGY  . . . . . . . . . . . . . . . .                                 2,302,318
                                                                             --------------
TRANSPORTATION - 0.7%
RAILROADS - 0.7%
CSX Corp. . . . . . . . . . . . . . . . . . . . .           1,600                    86,400
                                                                             --------------
UTILITIES - 1.6%
TELEPHONE SERVICES - 1.6%
AT&T Corp.  . . . . . . . . . . . . . . . . . . .             300                    18,375
SBC Communications, Inc.  . . . . . . . . . . . .             600                    43,950
WorldCom, Inc. (a)  . . . . . . . . . . . . . . .           4,600                   139,150
                                                                             --------------
                                                                                    201,475
                                                                             --------------
TOTAL COMMON STOCKS
   (Cost $9,985,970)  . . . . . . . . . . . . . .                                11,211,283
                                                                             --------------
-------------------------------------------------------------------------------------------
CASH EQUIVALENTS -- 9.5%
-------------------------------------------------------------------------------------------
                                                           SHARES
Taxable Central Cash Fund (b)
   (Cost $1,179,305)  . . . . . . . . . . . . . .       1,179,305                 1,179,305
                                                                             --------------

TOTAL INVESTMENT IN SECURITIES - 100%
   (Cost $11,165,275)   . . . . . . . . . . . . .                            $   12,390,588
                                                                             ==============


LEGEND

(a)  Non-income producing

(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.

OTHER INFORMATION

Purchases and sales of securities, other than short-term securities, aggregated $10,308,755 and $3,360,095, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company or Travelers Asset Management International Corporation. The commissions paid to these affiliated firms amounted to $482 and $195, respectively, for the period (see
Note 4 of Notes to Financial Statements).

INCOME TAX INFORMATION

At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $11,165,275. Net unrealized appreciation aggregated $1,225,313, of which $1,478,547 related to appreciated investment securities and $253,234 related to depreciated investment securities.

The fund hereby designates approximately $137,000 as a capital gain dividend for the purpose of the dividend paid deduction.




See accompanying notes which are an integral part of the financial statements.

                                        16                         ANNUAL REPORT

<PG$PCN>
LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
                                                                          DECEMBER 31, 1997
ASSETS
Investment in securities, at value
   (cost $11,165,275) -- See
   accompanying schedule  . . . . . . . . . . . .                         $      12,390,588
Receivable for investments sold . . . . . . . . .                                   109,251
Receivable for fund shares sold . . . . . . . . .                                    92,394
Dividends receivable  . . . . . . . . . . . . . .                                    10,755
Interest receivable . . . . . . . . . . . . . . .                                     3,965
Receivable for expense reductions . . . . . . . .                                       555
                                                                          -----------------
   TOTAL ASSETS   . . . . . . . . . . . . . . . .                                12,607,508

LIABILITIES
Payable for investments purchased . . . . . . . .  $      520,665
Other payables and accrued expenses . . . . . . .          17,256
                                                   --------------
   TOTAL LIABILITIES  . . . . . . . . . . . . . .                                   537,921
                                                                          -----------------

NET ASSETS  . . . . . . . . . . . . . . . . . . .                         $      12,069,587
                                                                          =================
Net Assets consist of:
Paid in capital . . . . . . . . . . . . . . . . .                         $      10,842,416
Accumulated undistributed net
   realized gain (loss) on investments
   and foreign currency transactions  . . . . . .                                     1,858
Net unrealized appreciation
   (depreciation) on investments  . . . . . . . .                                 1,225,313
                                                                          -----------------
Net Assets, for 894,018
   shares outstanding   . . . . . . . . . . . . .                         $      12,069,587
                                                                          =================

Net Asset Value, offering price
   and redemption price per share
   ($12,069,587 / 894,018 shares)   . . . . . . .                                    $13.50
                                                                                     ======

-------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
Dividends . . . . . . . . . . . . . . . . . . . .                         $          62,697
Interest  . . . . . . . . . . . . . . . . . . . .                                    25,968
   TOTAL INCOME   . . . . . . . . . . . . . . . .                                    88,665
                                                                          -----------------
EXPENSES
Management fee  . . . . . . . . . . . . . . . . .   $      44,240
Transfer agent fees . . . . . . . . . . . . . . .           2,338
Accounting fees and expenses  . . . . . . . . . .          60,002
Non-interested trustees' compensation . . . . . .           4,833
Custodian fees and expenses . . . . . . . . . . .          12,326
Audit . . . . . . . . . . . . . . . . . . . . . .          31,179
Miscellaneous . . . . . . . . . . . . . . . . . .           1,706
                                                    -------------
   Total expenses before reductions   . . . . . .         156,624
   Expense reductions   . . . . . . . . . . . . .        (100,693)                   55,931
                                                    -------------         -----------------

NET INVESTMENT INCOME . . . . . . . . . . . . . .                                    32,734
                                                                          -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
   investment securities  . . . . . . . . . . . .                                   184,372
Change in net unrealized
   appreciation (depreciation) on
   investment securities  . . . . . . . . . . . .                                   879,845
                                                                          -----------------
NET GAIN (LOSS) . . . . . . . . . . . . . . . . .                                 1,064,217
                                                                          -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS  . . . . . . . . . .                          $      1,096,951
                                                                          =================


See accompanying notes which are an integral part of the financial statements.

                                       17                          ANNUAL REPORT

<PG$PCN>
LARGE CAP PORTFOLIO
FINANCIAL STATEMENTS - CONTINUED


------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              AUGUST 30, 1996
                                                                                                               (COMMENCEMENT
                                                                                           YEAR ENDED        OF OPERATIONS) TO
                                                                                        DECEMBER 31,            DECEMBER 31,
                                                                                                 1997               1996
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $       32,734        $          10,604
   Net realized gain (loss)   . . . . . . . . . . . . . . . . . . . . . . . . . . .           184,372                   44,241
   Change in net unrealized appreciation (depreciation) . . . . . . . . . . . . . .           879,845                  345,468
                                                                                       --------------        -----------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . .         1,096,951                  400,313
                                                                                       --------------        -----------------

Distributions to shareholders
   From net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .           (32,734)                 (12,039)
   From net realized gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (225,320)                      --
                                                                                       --------------        -----------------
   TOTAL DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (258,054)                 (12,039)
                                                                                       --------------        -----------------
Share transactions
   Net proceeds from sales of shares  . . . . . . . . . . . . . . . . . . . . . . .         7,699,498                3,011,171
   Reinvestment of distributions  . . . . . . . . . . . . . . . . . . . . . . . . .           258,054                   12,039
   Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (138,346)                      --
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS  . . . .         7,819,206                3,023,210
                                                                                       --------------        -----------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . . . . . . . . . . . . . . . .         8,658,103                3,411,484
                                                                                       --------------        -----------------
NET ASSETS
   Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,411,484                       --
                                                                                       --------------        -----------------
   End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   12,069,587        $       3,411,484
                                                                                       ==============        =================
OTHER INFORMATION
Shares
   Sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           582,424                  301,006
   Issued in reinvestment of distributions  . . . . . . . . . . . . . . . . . . . .            20,100                    1,054
   Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (10,566)                      --
                                                                                       --------------        -----------------
   Net increase (decrease)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           591,958                  302,060
                                                                                       ==============        =================

See accompanying notes which are an integral part of the financial statements.


------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AUGUST 30, 1996
                                                                                                              (COMMENCEMENT
                                                                                        YEAR ENDED          OF OPERATIONS) TO
                                                                                        DECEMBER 31,             DECEMBER 31,
                                                                                            1997                     1996

SELECTED PER-SHARE DATA
Net asset value, beginning of period  . . . . . . . . . . . . . . . . . . . . . . .    $      11.29          $          10.00
                                                                                       --------------        -----------------
Income from Investment Operations
   Net investment income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             .07(D)                     .04
   Net realized and unrealized gain (loss)  . . . . . . . . . . . . . . . . . . . .              2.54                     1.29
                                                                                       --------------        -----------------
   Total from investment operations   . . . . . . . . . . . . . . . . . . . . . . .              2.61                     1.33
                                                                                       --------------        -----------------
Less Distributions
   From net investment income   . . . . . . . . . . . . . . . . . . . . . . . . . .              (.04)                    (.04)
   From net realized gain   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (.36)                      --
                                                                                       --------------        -----------------
   Total distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (.40)                    (.04)
                                                                                       --------------        -----------------
Net asset value, end of period  . . . . . . . . . . . . . . . . . . . . . . . . . .    $        13.50        $           11.29
                                                                                       ==============        =================
TOTAL RETURN(B, C)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            23.41%                   13.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) . . . . . . . . . . . . . . . . . . . . . .    $      12,070         $          3,411
Ratio of expenses to average net assets . . . . . . . . . . . . . . . . . . . . . .              .95%(E)                  .95%(A,E)
Ratio of net investment income to average net assets  . . . . . . . . . . . . . . .              .55%                     .98%(A)
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               60%                      57%(A)
Average commission rate(F)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $       .0171         $          .0214

(A)  Annualized

(B)  Total returns for periods of less than one year are not annualized.

(C) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).

(D) Net investment income per share has been calculated based on average shares outstanding during the period.

(E) The Travelers agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher (see Note 5 of Notes to Financial Statements).

(F) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.





                                       18                          ANNUAL REPORT

<PG$PCN>
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.

Equity Income Portfolio and Large Cap Portfolio (the funds) are funds of The Travelers Series Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which requires management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.


2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment sub-adviser, is





                                       19                          ANNUAL REPORT

<PG$PCN>
NOTES TO FINANCIAL STATEMENTS - CONTINUED


2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS - CONTINUED

responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities.


3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.


4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, Travelers Asset Management International Corporation (TAMIC), an affiliate of The Travelers Insurance Company (The Travelers), receives a fee that is computed daily at an annual rate of .75% of each fund's average net assets. TAMIC, on behalf of each fund, has entered into a sub-advisory agreement with FMR. For its services as each fund's sub-adviser, FMR is paid a portion of TAMIC's management fee that is computed at an annual rate of .45% of each fund's average net assets.

TRANSFER AGENT FEES. The Travelers is each fund's transfer, dividend disbursing, and shareholder servicing agent. The trust, on behalf of each fund, has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs each fund's transfer, dividend disbursing, and shareholder servicing agent functions. For its services, FIIOC receives account fees and asset-based fees that vary according to account size and type of account.

ACCOUNTING FEES. The trust, on behalf of each fund, has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR or TAMIC. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.


5. EXPENSE REDUCTIONS.

The Travelers voluntarily agreed to reimburse each fund's operating expenses above an annual rate of .95% of average net assets. For the period, the reimbursement reduced the expenses by $102,212 and $100,693 for Equity Income Portfolio and Large Cap Portfolio, respectively. Through an arrangement between The Travelers and Fidelity Investments Institutional Services Co., Inc. (FIIS), an affiliate of FMR, FIIS has agreed to pay The Travelers a portion of these reimbursements.


6. BENEFICIAL INTEREST.

At the end of the period, The Travelers, its affiliates and Separate Accounts of The Travelers were record owners of 100% of the total outstanding shares of the fund.





ANNUAL REPORT                          20

<PG$PCN>
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE TRUSTEES OF THE TRAVELERS SERIES TRUST AND THE SHAREHOLDERS OF EQUITY INCOME PORTFOLIO AND LARGE CAP PORTFOLIO:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio and Large Cap Portfolio (funds of The Travelers Series Trust) at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the The Travelers Series Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1998





                                       21                          ANNUAL REPORT

<PG$PCN>
DISTRIBUTIONS


The Board of Trustees of The Travelers Series Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

EQUITY INCOME PORTFOLIO

Pay Date  . . . . . . . . . . . . . . .                       2/7/97             12/19/97              2/6/98

Record Date . . . . . . . . . . . . . .                       2/7/97             12/19/97              2/6/98

Dividends     . . . . . . . . . . . . .                        $.00                $.12                 $.00

Short-Term
Capital Gains . . . . . . . . . . . . .                        $.03                $.55                 $.03

Long-Term
Capital Gains . . . . . . . . . . . . .                        $.00                $.01                 $.02

Long-Term
Capital Gain Breakdown:

     28% rate   . . . . . . . . . . . .                         0%                 100%                 100%
     20% rate   . . . . . . . . . . . .                         0%                  0%                   0%


LARGE CAP PORTFOLIO

Pay Date  . . . . . . . . . . . . . . .                       2/7/97             12/19/97              2/6/98

Record Date . . . . . . . . . . . . . .                       2/7/97             12/19/97              2/6/98

Dividends . . . . . . . . . . . . . . .                        $.00                $.04                 $.00

Short-Term
Capital Gains . . . . . . . . . . . . .                        $.14                $.14                 $.00

Long-Term
Capital Gains . . . . . . . . . . . . .                        $.00                $.08                 $.01

Long-Term
Capital Gain Breakdown:

     28% rate   . . . . . . . . . . . .                         0%                 100%                 100%
     20% rate   . . . . . . . . . . . .                         0%                  0%                   0%





                                        22
ANNUAL REPORT

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                                      23

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INVESTMENT ADVISER
Travelers Asset Management International Corporation
Hartford, Connecticut


INVESTMENT SUB-ADVISER
Fidelity Management & Research Company
Boston, Massachusetts


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
Boston, Massachusetts


CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts


This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Equity Income Portfolio or Large Cap Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity Insurance products offered by the Travelers Insurance Company or the Travelers Life and Annuity Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.


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